                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X
                                                                 -----

     Pre-Effective Amendment No.
                                 -----                           -----

     Post-Effective Amendment No. 37 File No. 2-73948              X
                                                                 -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X
                                                                 -----

     Amendment No. 38 File No. 811-3258                            X
                                                                 -----

                      DFA INVESTMENT DIMENSIONS GROUP INC.
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

  1299 Ocean Avenue, 11th Floor, Santa Monica CA               90401
--------------------------------------------------          ----------
     (Address of Principal Executive Office)                (Zip Code)

Registrant's Telephone Number, including Area Code      (310) 395-8005
                                                        --------------

     Irene R. Diamant, Vice President and Secretary, DFA Investment Dimensions Group Inc.,
     1299 Ocean Avenue, 11th Floor, Santa Monica, California  90401
     --------------------------------------------------------------
                (Name and Address of Agent for Service)

Copies of communications to Stephen W. Kline, Esquire, Stradley, Ronon, Stevens & Young, Great Valley Corporate Center, 30 Valley Stream Parkway, Malvern, PA 19355, (610) 640-5801.

It is proposed that this filing will become effective
(check appropriate box):

  / /   Immediately upon filing pursuant to paragraph (b)
  / /   On __________________ pursuant to paragraph (b)
  / /   60 days after filing pursuant to paragraph (a)(1)
  / /   On (date) pursuant to paragraph (a)(1)
  / /   75 days after filing pursuant to paragraph (a)(2)
  /X/   On February 8, 1996 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

  / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On January 26, 1995, Registrant filed a Rule 24f-2 Notice for Registrant's most recent fiscal year which ended November 30, 1994.

The Trustees and principal officers of The DFA Investment Trust Company also have executed this registration statement.

                                    FORM N-1A

                              CROSS REFERENCE SHEET
                            (as required by Rule 404)


FORM N-1A PART A ITEM NO.                              PROSPECTUS LOCATION
-------------------------                              -------------------

     Item 1.   Cover Page.........................     Cover Page
     Item 2.   Synopsis...........................     Highlights
     Item 3.   Condensed Financial Information....     Condensed Financial
                                                       Information

     Item 4.   General Description of Registrant..     Cover Page; Highlights;
                                                       General Information

     Item 5.   Management of the Fund.............     Highlights; Management of
                                                       the Fund

     Item 6.   Capital Stock and Other Securities.     Highlights; Dividends,
                                                       Capital Gains
                                                       Distributions and Taxes;
                                                       General Information

     Item 7.   Purchase of Securities Being
               Offered............................     Purchase and Redemption
                                                       of Shares

     Item 8.   Redemption or Repurchase...........     Purchase and Redemption
                                                       of Shares

     Item 9.   Pending Legal Proceedings..........     Not Applicable


FORM N-1A PART B ITEM NO.                              LOCATION IN
-------------------------                              STATEMENT OF
                                                       ADDITIONAL
                                                       INFORMATION
                                                       ------------

     Item 10.  Cover Page.........................     Cover Page

     Item 11.  Table of Contents..................     Table of Contents

     Item 12.  General Information and History....     Other Information

     Item 13.  Investment Objectives and Policies.     Portfolio Characteristics
                                                       and Policies; Investment
                                                       Limitations; Futures
                                                       Contracts

     Item 14.  Management of the Fund..............    Directors and Officers

     Item 15.  Control Persons and Principal
               Holders of Securities..............     Principal Holders of
                                                       Securities

     Item 16.  Investment Advisory and Other
               Services...........................     Directors and Officers;
                                                       Administrative Services;
                                                       Other Information

     Item 17.  Brokerage Allocation and Other
               Practices..........................     Brokerage Transactions

     Item 18.  Capital Stock and Other Securities.     Other Information

     Item 19.  Purchase, Redemption and Pricing
               of Securities Being Offered........     Purchase and Redemption
                                                       of Shares
     Item 20.  Tax Status.........................     Federal Tax Treatment of
                                                       Futures Contracts

     Item 21.  Underwriters.......................     Not Applicable

     Item 22.  Calculation of Performance Data....     Calculation of
                                                       Performance Data

     Item 23.  Financial Statements...............     Financial Statements


FORM N-1A PART C ITEM NO.                              LOCATION IN PART C
-------------------------                              ------------------

     Item 24.  Financial Statements and Exhibits..     Exhibits

     Item 25.  Persons Controlled by or Under
               Common Control with Registrant.....     Persons Controlled by or
                                                       Under Common Control with
                                                       Registrant

     Item 26.  Number of Holders of Securities....     Number of Holders of
                                                       Securities

     Item 27.  Indemnification....................     Indemnification

     Item 28.  Business and Other Connections of
               Investment Advisor.................     Business and Connections
                                                       of Investment Advisor and
                                                       Subadvisors

     Item 29.  Principal Underwriters.............     Principal Underwriters

     Item 30.  Location of Accounts and Records...     Location of Accounts and
                                                       Records

     Item 31.  Management Services................     Management Services

     Item 32.  Undertakings.......................     Undertakings

     This Post-Effective Amendment No. 37 under the Securities Act of 1933 includes a prospectus and statement of additional information that do not relate to the prospectus and statement of additional information filed with Post-Effective Amendment No. 35 on July 13, 1995 with the Commission.

                                   PROSPECTUS
                                FEBRUARY -, 1996

                      DFA INVESTMENT DIMENSIONS GROUP INC.

     DFA INVESTMENT DIMENSIONS GROUP INC. (the "Fund"), 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, (310) 395-8005, is an open-end management investment company whose shares are offered, without a sales charge, generally to institutional investors and clients of registered investment advisers.


     This prospectus relates to twenty-two series of shares, each of which represents a separate class ("Portfolio") of the Fund's common stock, having its own investment objective and policies. The investment objective of each of the Domestic and International Equity Portfolios, except the U.S. Large Company and Enhanced U.S. Large Company Portfolios, is to achieve long-term capital appreciation. The investment objective of U.S. Large Company Portfolio is to approximate the investment performance of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") and the investment objective of the Enhanced U.S. Large Company Portfolio is to achieve a total return which exceeds the total return performance of the S&P 500 Index. The investment objectives of the Fixed Income Portfolios are: DFA One-Year Fixed Income Portfolio, to achieve stable real value of capital with a minimum of risk by investing in high quality obligations; DFA Two-Year Corporate Fixed Income Portfolio, to maximize total returns consistent with the preservation of capital; DFA Two-Year Global Fixed Income Portfolio, to maximize total returns consistent with preservation of capital; DFA Two-Year Government Portfolio, to maximize total returns available from the universe of debt obligations of the U.S. Government and U.S. Government agency obligations and consistent with preservation of capital; DFA Five-Year Government Portfolio, to maximize total returns available from the universe of U.S. Government and U.S. Government agency obligations which mature within five years from the date of settlement; DFA Intermediate Government Fixed Income Portfolio, to earn current income consistent with preservation of capital; and DFA Global Fixed Income Portfolio, to provide a market rate of return for a global fixed income portfolio with low relative volatility of returns.




                           DOMESTIC EQUITY PORTFOLIOS
                        U.S. 9-10 Small Company Portfolio
                        U.S. 6-10 Small Company Portfolio
                          U.S. Large Company Portfolio
                         U.S. Small Cap Value Portfolio
                         U.S. Large Cap Value Portfolio
                    DFA/AEW Real Estate Securities Portfolio
                      Enhanced U.S. Large Company Portfolio




                         INTERNATIONAL EQUITY PORTFOLIOS
                        Japanese Small Company Portfolio
                       Pacific Rim Small Company Portfolio
                     United Kingdom Small Company Portfolio
                           Emerging Markets Portfolio
                       Continental Small Company Portfolio
                        Large Cap International Portfolio
               RWB/DFA International High Book to Market Portfolio
                   DFA International Small Cap Value Portfolio




                             FIXED INCOME PORTFOLIOS
                       DFA One-Year Fixed Income Portfolio
                  DFA Two-Year Corporate Fixed Income Portfolio
                   DFA Two-Year Global Fixed Income Portfolio
                        DFA Two-Year Government Portfolio
                       DFA Five-Year Government Portfolio
               DFA Intermediate Government Fixed Income Portfolio
                        DFA Global Fixed Income Portfolio



     THE U.S. 6-10 SMALL COMPANY, U.S. LARGE COMPANY, ENHANCED U.S. LARGE COMPANY, DFA ONE-YEAR FIXED INCOME, DFA TWO-YEAR CORPORATE FIXED INCOME, DFA TWO-YEAR GLOBAL FIXED INCOME, DFA TWO-YEAR GOVERNMENT, U.S. SMALL CAP VALUE, U.S. LARGE CAP VALUE, RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET AND EMERGING MARKETS PORTFOLIOS (COLLECTIVELY THE "FEEDER PORTFOLIOS"), UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, EACH SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING SERIES OF SHARES OF THE DFA INVESTMENT TRUST COMPANY (THE "TRUST"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY THAT ISSUES SERIES HAVING THE SAME INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS AS EACH OF THOSE PORTFOLIOS. THE INVESTMENT EXPERIENCE OF EACH FEEDER PORTFOLIO WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF ITS CORRESPONDING SERIES. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION, SEE "THE FEEDER PORTFOLIOS."



     This prospectus sets forth concisely information about the Fund that prospective investors should know before investing and should be read carefully and retained for future reference. A statement of additional information about the Fund, dated February -, 1996, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission and is available upon request, without charge, by writing or calling the Fund at the above address or telephone number.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

CONDENSED FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . 8

THE FEEDER PORTFOLIOS. . . . . . . . . . . . . . . . . . . . . . . . . . . .19

SMALL COMPANY PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . . . .20
     Investment Objective and Policies . . . . . . . . . . . . . . . . . . .20

PORTFOLIO CHARACTERISTICS AND POLICIES -
SMALL COMPANY PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . . . .20
     U.S. 6-10 Small Company Portfolio . . . . . . . . . . . . . . . . . . .20
     U.S. 9-10 Small Company Portfolio . . . . . . . . . . . . . . . . . . .20
     Japanese Small Company Portfolio. . . . . . . . . . . . . . . . . . . .21
     United Kingdom Small Company Portfolio. . . . . . . . . . . . . . . . .21
     Continental Small Company Portfolio . . . . . . . . . . . . . . . . . .21
     Pacific Rim Small Company Portfolio . . . . . . . . . . . . . . . . . .22
     Portfolio Structure . . . . . . . . . . . . . . . . . . . . . . . . . .22
     Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . .24

U.S. LARGE COMPANY PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . .24
     Investment Objective and Policies . . . . . . . . . . . . . . . . . . .24

ENHANCED U.S. LARGE COMPANY PORTFOLIO. . . . . . . . . . . . . . . . . . . .25
     Investment Objective and Policies . . . . . . . . . . . . . . . . . . .25

STANDARD & POOR'S - INFORMATION AND DISCLAIMERS. . . . . . . . . . . . . . .26

LARGE CAP INTERNATIONAL PORTFOLIO. . . . . . . . . . . . . . . . . . . . . .26
     Investment Objective and Policies . . . . . . . . . . . . . . . . . . .26

DFA/AEW REAL ESTATE SECURITIES PORTFOLIO . . . . . . . . . . . . . . . . . .28
     Portfolio Characteristics and Policies. . . . . . . . . . . . . . . . .28
     Portfolio Structure . . . . . . . . . . . . . . . . . . . . . . . . . .28
     Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . .29

VALUE PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
     Portfolio Characteristics and Policies. . . . . . . . . . . . . . . . .29
     Portfolio Structure . . . . . . . . . . . . . . . . . . . . . . . . . .30
     Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . .30

RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET
PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .31
     Investment Objective and Policies . . . . . . . . . . . . . . . . . . .31

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO. . . . . . . . . . . . . . . . .32
     Investment Objective and Policies . . . . . . . . . . . . . . . . . . .32

EMERGING MARKETS PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . .34
     Investment Objective and Policies . . . . . . . . . . . . . . . . . . .34
     Portfolio Structure . . . . . . . . . . . . . . . . . . . . . . . . . .35

SECURITIES LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36

INVESTMENT OBJECTIVES AND POLICIES -
FIXED INCOME PORTFOLIOS. . . . . . . . . . . . . . . . . . . . . . . . . . .36
     DFA One-Year Fixed Income Portfolio . . . . . . . . . . . . . . . . . .36
     DFA Two-Year Corporate Fixed Income Portfolio . . . . . . . . . . . . .36
     DFA Two-Year Global Fixed Income Portfolio. . . . . . . . . . . . . . .36
     DFA Global Fixed Income Portfolio . . . . . . . . . . . . . . . . . . .37
     DFA Two-Year Government Portfolio . . . . . . . . . . . . . . . . . . .37
     DFA Five-Year Government Portfolio. . . . . . . . . . . . . . . . . . .37
     DFA Intermediate Government Fixed Income Portfolio. . . . . . . . . . .38
     Description of Investments. . . . . . . . . . . . . . . . . . . . . . .38
     Investments in the Banking Industry . . . . . . . . . . . . . . . . . .39
     Portfolio Strategy. . . . . . . . . . . . . . . . . . . . . . . . . . .40

RISK FACTORS - ALL PORTFOLIOS. . . . . . . . . . . . . . . . . . . . . . . .41
     Small Company Securities. . . . . . . . . . . . . . . . . . . . . . . .41
     Foreign Securities. . . . . . . . . . . . . . . . . . . . . . . . . . .41
     Investing in Emerging Markets . . . . . . . . . . . . . . . . . . . . .41
     Foreign Currencies and Related Transactions . . . . . . . . . . . . . .42
     Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
     Portfolio Strategies. . . . . . . . . . . . . . . . . . . . . . . . . .43
     Futures Contracts and Options on Futures. . . . . . . . . . . . . . . .43
     Options on Stock Indices. . . . . . . . . . . . . . . . . . . . . . . .43
     Swaps . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .44
     Banking Industry and Real Estate Concentrations . . . . . . . . . . . .45
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . .45

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . .45
     Investment Services - United Kingdom and Continental Small
       Company Portfolios. . . . . . . . . . . . . . . . . . . . . . . . . .47
     Investment Services - Japanese and Pacific Rim
       Small Company Portfolios. . . . . . . . . . . . . . . . . . . . . . .47
     Investment Services - DFA/AEW Real Estate Securities Portfolio. . . . .48
     Administrative Services - The Feeder Portfolios . . . . . . . . . . . .48
     Client Service Agent - RWB/DFA International High Book to Market
       Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .48
     Directors and Officers. . . . . . . . . . . . . . . . . . . . . . . . .49

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . .49

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .51
     In Kind Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . .51

VALUATION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .52
     Public Offering Price . . . . . . . . . . . . . . . . . . . . . . . . .53

DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .54

EXCHANGE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .54

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . .55

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .55

                                   HIGHLIGHTS

                                                                            PAGE
     THE FUND


     This prospectus relates to twenty-two separate Portfolios of the Fund.
Each Portfolio, in effect, represents a separate mutual fund with its own investment objective and policies. The investment objective of each Portfolio is a fundamental policy and may not be changed without the affirmative vote of a majority of its outstanding securities. Investors may choose to invest in one or more of the Portfolios. Proceeds from the sale of shares of a Portfolio will be invested in accordance with that Portfolio's investment objective and policies. A shareholder will be entitled to a pro rata share of all dividends and distributions arising from the assets of the Portfolio in which he invests. Upon redeeming shares a shareholder will receive the current net asset value per share of the Portfolio represented by the redeemed shares.



     INVESTMENT OBJECTIVES - SMALL COMPANY PORTFOLIOS                         20



     The investment objective of each of these Portfolios: U.S. 9-10 Small Company Portfolio, U.S. 6-10 Small Company Portfolio, Japanese Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio and Pacific Rim Small Company Portfolio (the "Small Company Portfolios") is to achieve long-term capital appreciation by investing in marketable stocks of small companies. The size of a company will be measured by its relative market capitalization. Each of these Portfolios (U.S. 6-10 Small Company Portfolio indirectly through ownership of the corresponding Trust Series) will be structured by generally basing the amount of each security purchased on the issuer's relative market capitalization, applied on a basis of descending values, with a view to achieving a reasonable reflection of the relative market capitalizations of its portfolio companies. (See "PORTFOLIO CHARACTERISTICS AND POLICIES - THE SMALL COMPANY PORTFOLIOS.")



     INVESTMENT OBJECTIVE - U.S. LARGE COMPANY PORTFOLIO                      24



     The investment objective of U.S. Large Company Portfolio is to approximate the investment performance of the S&P 500 Index. The Portfolio invests all of its assets in U.S. Large Company Series of the Trust, which in turn invests in the stocks which comprise the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index.



     INVESTMENT OBJECTIVE - ENHANCED U.S. LARGE COMPANY PORTFOLIO             25



     The investment objective of the Enhanced U.S. Large Company Portfolio is to achieve a total return which exceeds the total return performance of the S&P 500 Index. The Portfolio will invest all of its assets in the Enhanced U.S. Large Company Series of the Trust, which is expected to commence operations in February, 1996. The Series may invest in all of the stocks represented in the S&P 500 Index, options on stock indices, stock index futures and options thereon, swap agreements on stock indices, shares of investment companies that invest in stock indices and short-term fixed income obligations.



     INVESTMENT OBJECTIVE - LARGE CAP INTERNATIONAL PORTFOLIO                 26


     The investment objective of Large Cap International Portfolio is to achieve long-term capital appreciation. The Portfolio will invest in a market-weighted portfolio of the stocks of large non-U.S. companies.


     INVESTMENT OBJECTIVE - DFA/AEW REAL ESTATE SECURITIES PORTFOLIO          28


     The investment objective of DFA/AEW Real Estate Securities Portfolio is to achieve long-term capital appreciation. The Portfolio will invest in readily marketable equity securities of companies whose principal business is in the real estate industry.

     INVESTMENT OBJECTIVES - VALUE PORTFOLIOS                                 29


     The investment objective of both U.S. Large Cap Value Portfolio and U.S. Small Cap Value Portfolio (collectively the "Value Portfolios") is to achieve long-term capital appreciation. U.S. Large Cap Value Portfolio and U.S. Small Cap Value Portfolio will invest all of their assets in U.S. Large Cap Value Series and U.S. Small Cap Value Series (collectively the "Value Series") of the Trust, respectively, which in turn will invest in common stocks of U.S. companies that have a high book value in relation to their market value.


     INVESTMENT OBJECTIVE - RWB/DFA INTERNATIONAL HIGH BOOK TO
                            MARKET PORTFOLIO                                  31



     The investment objective of the RWB/DFA International High Book to Market Portfolio is to achieve long-term capital appreciation. The Portfolio will invest all of its assets in The DFA International Value Series of the Trust, which in turn will invest in the stocks of large non-U.S. companies that have a high book value in relation to their market value.



     INVESTMENT OBJECTIVE - DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO       32


     The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio will invest in the stocks of small non-U.S. companies that have a high book value in relation to their market value.


     INVESTMENT OBJECTIVE - EMERGING MARKETS PORTFOLIO                        34


     The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation. The Portfolio will invest all of its assets in the Emerging Market Series of the Trust, which in turn invests in the equity securities of companies in emerging markets.


     INVESTMENT OBJECTIVES - FIXED INCOME PORTFOLIOS                          36



     The investment objective of DFA One-Year Fixed Income Portfolio is to achieve stable real value of capital with a minimum of risk. The Portfolio invests all of its assets in DFA One-Year Fixed Income Series of the Trust. Generally, the Series will acquire high quality obligations which mature within one year from the date of settlement; however, when greater returns are available substantial investments may be made in securities maturing within two years from the date of settlement as well. In addition, the Series intends to concentrate investments in the banking industry under certain circumstances. (See "INVESTMENT OBJECTIVES AND POLICIES - THE FIXED INCOME PORTFOLIOS" and "Investments in the Banking Industry.")



     The investment objective of DFA Two-Year Corporate Fixed Income Portfolio is to maximize total returns consistent with the preservation of capital. The Portfolio will invest all of its assets in DFA Two-Year Corporate Fixed Income Series of the Trust, which is expected to commence operations in February, 1996. Generally, the Series will acquire high quality obligations which mature within two years from the date of settlement. In addition, the Series intends to concentrate investments in the banking industry under certain circumstances. (See "INVESTMENT OBJECTIVES AND POLICIES - THE FIXED INCOME PORTFOLIOS" and "Investments in the Banking Industry.")



     The investment objective of DFA Two-Year Global Fixed Income Portfolio is to maximize total returns consistent with preservation of capital. The Portfolio will invest all of its assets in DFA Two-Year Global Fixed Income Series of the Trust, which is expected to commence operations in February, 1996. The Series will invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, and obligations of other foreign issuers and supranational organizations which mature within two years from the date of settlement. In addition, the Series intends to concentrate investments in the banking industry under certain circumstances. (See "INVESTMENT OBJECTIVES AND POLICIES - THE FIXED INCOME PORTFOLIOS" and "Investments in the Banking Industry.")



     The investment objective of DFA Two-Year Government Portfolio is to maximize total returns available from the universe of debt obligations of the U.S. Government and U.S. Government agencies and consistent with preservation of capital. The Portfolio will invest all of its assets in DFA Two-Year Government Series of the Trust, which is expected to commence operations in February, 1996. Generally, the Series will acquire U.S. Government obligations and U.S. Government agency obligations that mature within two years from the date of settlement and repurchase agreements.



     The investment objective of DFA Five-Year Government Portfolio is to maximize total returns available from the universe of high quality debt obligations. The Portfolio will invest only in obligations of the U.S. Government and U.S. Government agencies which mature within five years from the date of settlement and repurchase agreements.



     The investment objective of DFA Intermediate Government Fixed Income Portfolio is to earn current income consistent with preservation of capital.
The Portfolio will invest in non-callable obligations of the U.S. Government and U.S. Government agencies, AAA-rated dollar-denominated obligations of foreign governments and supranational organizations, and futures contracts on U.S. Treasury securities.



     The investment objective of DFA Global Fixed Income Portfolio is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns. The Portfolio invests in the obligations issued or guaranteed by the U.S. and foreign governments and their agencies, obligations of other foreign issuers rated AA or better, corporate debt obligations, bank obligations, commercial paper and supranational organizations.



     RISK FACTORS                                                             41



     Japanese Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Pacific Rim Small Company Portfolio, Large Cap International Portfolio, the DFA International Small Cap Value Portfolio, the RWB/DFA International High Book to Market Portfolio, the Emerging Markets Portfolio (the last two Portfolios indirectly through their investment in the corresponding Series of the Trust) (collectively, the "International Equity Portfolios"), DFA Two-Year Global Fixed Income Portfolio (indirectly through its investment in DFA Two-Year Global Fixed Income Series) and DFA Global Fixed Income Portfolio invest in foreign securities which are traded abroad.



     DFA One-Year Fixed Income Series, DFA Two-Year Corporate Fixed Income Series and DFA Two-Year Global Fixed Income Series of the Trust, in which the corresponding Feeder Portfolios invest, are authorized to invest in dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks and dollar-denominated obligations of foreign issuers traded in the U.S. The DFA One-Year Fixed Income Series, DFA Two-Year Corporate Fixed Income Series and DFA Two-Year Global Fixed Income Series also are authorized to concentrate investments in the banking industry in certain circumstances. DFA/AEW Real Estate Securities Portfolio will concentrate its investments in the real estate industry.



     DFA Intermediate Government Fixed Income Portfolio may invest in futures contracts on obligations of the U.S. Government. Large Cap International Portfolio, the RWB/DFA International High Book to Market Portfolio and DFA/AEW Real Estate Securities Portfolio may invest in stock index futures contracts and options thereon and the U.S. Large Company, the Value and Enhanced U.S. Large Company Series of the Trust, in which the corresponding Portfolios invest, also may purchase and sell index futures and options thereon. The Enhanced U.S. Large Company Series and its corresponding Feeder Portfolio also may invest in options on stock indices and swap agreements on stock indices.



     All of the Portfolios are authorized to invest in repurchase agreements. All of the above described policies involve certain risks. The policy of the Feeder Portfolios to invest in the shares of corresponding Series of the Trust also involves certain risks. (See "RISK FACTORS - ALL PORTFOLIOS" and "THE FEEDER PORTFOLIOS.")



     MANAGEMENT AND ADMINISTRATIVE SERVICES                                   45



     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and to each Series of the Trust. Dimensional Fund Advisors Ltd. serves as sub-advisor of United Kingdom and Continental Small Company Portfolios. DFA Australia Pty Limited serves as sub-advisor of Japanese and Pacific Rim Small Company Portfolios. Aldrich, Eastman & Waltch L.P. ("AEW") serves as sub-advisor of DFA/AEW Real Estate Securities Portfolio. The Advisor provides each Feeder Portfolio with certain administrative services. Reinhardt Werba Bowen Advisory Services serves as client service agent to the RWB/DFA International High Book to Market Portfolio. (See "MANAGEMENT OF THE FUND.")

     DIVIDEND POLICY                                                          49



     The Domestic and International Equity Portfolios, except for U.S. Large Company, Enhanced U.S. Large Company and U.S. Large Cap Value Portfolios, each distribute substantially all of their own net investment income in November and December of each year. U.S. Large Company, Enhanced U.S. Large Company, U.S. Large Cap Value, DFA Two-Year Corporate Fixed Income, DFA Two-Year Government, DFA Intermediate Government Fixed Income, DFA Two-Year Global Fixed Income and DFA Global Fixed Income Portfolios distribute dividends from their net investment income quarterly. DFA One-Year Fixed Income Portfolio distributes dividends from its net investment income monthly. DFA Five-Year Government Portfolio distributes dividends from net investment income semi-annually. The Portfolios will make any distributions from realized net capital gains on an annual basis. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")



     PURCHASE, VALUATION AND REDEMPTION OF SHARES                             51



     Shares of the International Equity Portfolios, except United Kingdom Small Company Portfolio, Large Cap International Portfolio and the RWB/DFA International High Book to Market Portfolio, may be purchased at a public offering price, which is equal to the net asset value of their shares, plus a reimbursement fee, equal to 1% of such value of the shares of Continental and Pacific Rim Small Company Portfolios; 0.50% of the net asset value of the shares of Japanese Small Company Portfolio and Emerging Markets Portfolio; and 0.70% of the net asset value of the shares of DFA International Small Cap Value Portfolio. The reimbursement fee is paid to the Portfolio whose shares are purchased and used to defray the costs associated with investment of the proceeds from the sale of its shares. The shares of the remaining Portfolios are sold at net asset value. The redemption price of the shares of all of the Portfolios is equal to the net asset value of their shares.



     The value of the shares issued by a Feeder Portfolio will fluctuate in relation to the investment experience of its corresponding Series. The value of the shares issued by all other Portfolios will fluctuate in relation to their own investment experience. Unlike money market funds, the shares of DFA One-Year Fixed Income Portfolio will tend to reflect fluctuations in interest rates because the corresponding Series of the Trust in which the Portfolio invests does not seek to stabilize the price of its shares by use of the "amortized cost" method of securities valuation. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

     SHAREHOLDER TRANSACTION EXPENSES

          Reimbursement Fees (as percentage of original purchase price)(1)
          Japanese Small Company Portfolio                  0.50%
          Continental Small Company Portfolio               1.00%
          Pacific Rim Small Company Portfolio               1.00%
          Emerging Markets Portfolio                        0.50%
          DFA International Small Cap Value Portfolio       0.70%

-------------------------------------
(1) Reimbursement fees are charged to purchasers of shares and paid to these Portfolios. They serve to offset costs incurred by a Portfolio when investing the proceeds from the sale of its shares, and therefore stabilize the return of the Portfolio for all existing shareholders. (See "VALUATION OF SHARES - Public Offering Price" for a more complete description of reimbursement fees.)


     With the exception of the Emerging Markets, DFA International Small Cap Value, Enhanced U.S. Large Company, DFA Two-Year Corporate Fixed Income, DFA Two-Year Global Fixed Income and Two-Year Government Portfolios, the expenses in the expense table below are based on those incurred by the Portfolios and Series for the fiscal year ended November 30, 1994.




ANNUAL FUND OPERATING EXPENSES                         MANAGEMENT        ADMINISTRATION           OTHER          TOTAL OPERATING
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                    FEE                 FEE              EXPENSES            EXPENSES
                                                       ----------        --------------         --------         ---------------

U.S. 9-10 Small Company                                   0.50%                                   0.15%               0.65%

U.S. 6-10 Small Company(*)                                0.03%               0.32%               0.18%               0.53%

U.S. Large Company(*)                                    0.025%              0.215%               0.00%               0.24%

Enhanced U.S. Large Company(*)                            0.05%               0.15%               0.52%               0.72%

U.S. Small Cap Value(*)                                   0.20%               0.30%               0.16%               0.66%

U.S. Large Cap Value(*)                                   0.10%               0.15%               0.19%               0.44%

DFA/AEW Real Estate Securities                            0.50%                                   0.40%               0.90%

Japanese Small Company                                    0.50%                                   0.26%               0.76%

Pacific Rim Small Company                                 0.50%                                   0.45%               0.95%

United Kingdom Small Company                              0.50%                                   0.24%               0.74%

Emerging Markets(*)                                       0.10%               0.40%               0.75%               1.25%

Continental Small Company                                 0.50%                                   0.27%               0.77%

Large Cap International                                   0.25%                                   0.41%               0.66%



---------------
     (*)  Feeder Portfolio.


                                                       MANAGEMENT        ADMINISTRATION           OTHER          TOTAL OPERATING
                                                           FEE                 FEE              EXPENSES            EXPENSES
                                                       ----------        --------------         --------         ---------------

RWB/DFA International High Book to Market(*)              0.17%               0.19%               0.33%               0.69%

DFA International Small Cap Value                         0.65%                                   0.39%               1.04%

DFA One-Year Fixed Income(*)                              0.05%               0.10%               0.06%               0.21%

DFA Two-Year Corporate Fixed Income(*)                    0.15%               0.05%               0.35%               0.55%

DFA Two-Year Global Fixed Income(*)                       0.05%               0.10%               0.30%               0.45%

DFA Two-Year Government(*)                                0.15%               0.05%               0.39%               0.59%

DFA Five-Year Government                                  0.20%                                   0.11%               0.31%

DFA Global Fixed Income                                   0.25%                                   0.24%               0.49%

DFA Intermediate Government Fixed Income                  0.15%                                   0.14%               0.29%



---------------

     (*)  Feeder Portfolio.


EXAMPLE

     You would pay the following transaction and annual operating expenses on a $1,000 investment in each Portfolio, assuming a 5% annual return over each of the following time periods and redemption at the end of each time period:



                                                         1 YEAR              3 YEARS             5 YEARS            10 YEARS
                                                         ------              -------             -------            --------

U.S. 9-10 Small Company                                   $  7                $ 21                $ 36                $ 81

U.S. 6-10 Small Company                                      5                  17                  30                  66

U.S. Large Company                                           2                   8                  14                  31

Enhanced U.S. Large Company                                  7                  23                 n/a                 n/a

U.S. Small Cap Value                                         7                  21                  37                  82

U.S. Large Cap Value                                         5                  14                  25                  55

DFA/AEW Real Estate Securities                               9                  29                  50                 111

Japanese Small Company                                      13                  29                  47                  99

Pacific Rim Small Company                                   20                  40                  62                 125

United Kingdom Small Company                                 8                  24                  41                  92

Emerging Markets                                            18                  44                 n/a                 n/a

Continental Small Company                                   18                  34                  52                 104


                                       6


                                                         1 YEAR              3 YEARS             5 YEARS            10 YEARS
                                                         ------              -------             -------            --------

Large Cap International                                      7                  21                  37                  82

RWB/DFA International High Book to Market                    7                  22                  38                  86

DFA International Small Cap Value                           18                  40                 n/a                 n/a

DFA One-Year Fixed Income                                    2                   7                  12                  27

DFA Two-Year Corporate Fixed Income                          6                  18                 n/a                 n/a

DFA Two-Year Global Fixed Income                             5                  14                 n/a                 n/a

DFA Two-Year Government                                      6                  19                 n/a                 n/a

DFA Five-Year Government                                     3                  10                  17                  39

DFA Global Fixed Income                                      5                  16                  27                  62

DFA Intermediate Government Fixed Income                     3                   9                  16                  37




     The purpose of the above expense table and Example is to assist investors in understanding the various costs and expenses that an investor in the Portfolios will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


     With respect to the Feeder Portfolios, the table summarizes the aggregate estimated annual operating expenses of both the Portfolios and the corresponding Trust Series. (See "MANAGEMENT OF THE FUND" for a description of Portfolio and Series expenses.) The Board of Directors of the Fund has considered whether such expenses will be more or less than they would have been if the Feeder Portfolios were to have invested directly in the securities held by the Trust Series. The aggregate amount of expenses for a Feeder Portfolio and the corresponding Trust Series may be greater than it would have been if the Portfolio were to invest directly in the securities held by the corresponding Trust Series. However, the total expense ratios for the Feeder Portfolios and the Trust Series are expected to be less over time than such ratios would have been if the Portfolios had continued to invest directly in the underlying securities. This is because this arrangement enables various institutional investors, including the Feeder Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Trust Series, including a Feeder Portfolio, will pay its proportionate share of the expenses of that Trust Series.


     The Emerging Markets, Enhanced U.S. Large Company, DFA Two-Year Corporate Fixed Income, DFA Two-Year Global Fixed Income and DFA Two-Year Government (and their corresponding Trust Series) and DFA International Small Cap Value Portfolios are new and, therefore, the expenses of those Portfolios and Series included in the table are the estimated annualized expenses that are expected to be incurred through the fiscal year ending November 30, 1995 except, with respect to Enhanced U.S. Large Company, DFA Two-Year Corporate Fixed Income, DFA Two-Year Global Fixed Income and DFA Two-Year Government Portfolios and their corresponding Trust Series, the expenses are those expected for the fiscal year ending November 30, 1996; and the above example is based on estimated expenses for the current and next two fiscal years and does not extend those estimates over five and ten-year periods.



     During the fiscal years ended November 30, 1994 and 1995, the Advisor agreed to bear all of the ordinary operating expenses of U.S. Large Company Portfolio and its corresponding Series, except the investment advisory fee of the Series and the administration fee of the Portfolio. Such expenses were not subject to reimbursement by the Series and the Portfolio. Absent this arrangement, the annualized ratio of expenses to average net assets for U.S. Large Company Portfolio for the fiscal year ended November 30, 1994 would have been .66%. As of December 1, 1995, pursuant to the terms of the current administration agreement with respect to the U.S. Large Company Portfolio, the Advisor agreed to waive its fees and/or assume the expenses of the Portfolio to the extent (1) necessary to pay operating expenses of the Portfolio (except the administration fee);
and (2) that the indirect expenses the Portfolio bears as a shareholder of the Series, on an annual basis, exceed 0.025% of the Portfolio's average net assets. Beginning December 1, 1993, the Advisor agreed to waive its fee under the Investment Management Agreement with respect to the DFA International Value Series to the extent necessary to keep the cumulative annual expenses of the Series to not more than 0.45% of average net assets of the Series on an annualized basis. Through February 15, 1994, the Advisor waived its fee under the Investment Management Agreement with respect to the RWB/DFA International High Book to Market Portfolio to the extent necessary to keep the cumulative annual expenses of the Portfolio to not more than 0.65% of average net assets of the Portfolio on an annualized basis. Absent the waivers, the annualized ratio of expenses to average net assets for the RWB/DFA International High Book to Market Portfolio for the fiscal year ended November 30, 1994 would have been 0.73%.


For the year ended November 30, 1994, Japanese Small Company Portfolio received net revenue from a securities lending program which equalled $800,000, which was
 .27% of average daily net assets of the Portfolio. The other International Equity Portfolios also implemented lending programs during the year. The income generated in the other portfolios for the fiscal year ended November 30, 1994 is not representative of the income that would be earned over a full year because of seasonality of the foreign securities markets.


                        CONDENSED FINANCIAL INFORMATION


     The following financial highlights are part of the financial statements of each Portfolio of the Fund. The information for each of the past fiscal years has been audited by independent auditors; information for the periods ended May 31, 1995 is unaudited. The data should be read in conjunction with the financial statements, related notes, and the report of the independent auditors covering such financial information and financial highlights, all of which are incorporated by reference into the Statement of Additional Information. Further information about a Portfolio's performance is contained in the Fund's Annual Report to shareholders. A copy of the Annual Report (including the report of the independent auditors) may be obtained from the Fund upon request at no charge.

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                                  THE U.S. 9-10 SMALL COMPANY PORTFOLIO
                                        -------------------------------------------------------------------------------------
                                        Six Months        Year           Year           Year           Year           Year
                                           Ended          Ended          Ended          Ended          Ended          Ended
                                         May 31,         Nov. 30        Nov. 30        Nov. 30        Nov. 30        Nov. 30
                                           1995           1994           1993           1992           1991           1990
                                        (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period                        $8.49         $ 8.69          $7.75          $6.33          $5.34          $7.74
                                             -----         ------          -----          -----          -----          -----
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                       0.02           0.01           0.03           0.04           0.04           0.07
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           1.17           0.40           1.67           1.53           1.64          (1.77)
                                             -----         ------          -----          -----          -----          -----
  Total From Investment
    Operations                                1.19           0.41           1.70           1.57           1.68          (1.70)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                          -          (0.03)         (0.05)         (0.05)         (0.07)         (0.08)
  Net Realized Gains                             -          (0.58)         (0.71)         (0.10)         (0.62)         (0.62)
                                             -----         ------          -----          -----          -----          -----
  Total Distributions                            -          (0.61)         (0.76)         (0.15)         (0.69)         (0.70)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period               $9.68         $ 8.49          $8.69          $7.75          $6.33          $5.34
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Total Return                                 14.04%#         5.06%         23.91%         25.24%         39.08%        (24.09)%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (thousands)                    $792,806       $659,221       $630,918       $651,313       $722,289       $561,102
  Ratio of Expenses to
     Average Net Assets                       0.65%*         0.65%          0.70%          0.68%          0.64%          0.62%
  Ratio of Net Investment
    Income to Average
    Net Assets                                0.32%*         0.16%          0.26%          0.53%          0.75%          0.99%
  Portfolio Turnover Rate                    23.68%*        16.56%          9.87%          9.72%         10.13%          3.79%
-----------------------------------------------------------------------------------------------------------------------------


                                                         THE U.S. 9-10 SMALL COMPANY PORTFOLIO
                                        ----------------------------------------------------------------------
                                           Year           Year           Year           Year           Year
                                           Ended          Ended          Ended          Ended          Ended
                                          Nov. 30        Nov. 30        Nov. 30        Nov. 30        Nov. 30
                                           1989           1988           1987           1986           1985
--------------------------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period                        $7.66          $7.50          $8.94          $8.88          $7.69
                                             -----          -----          -----          -----          -----
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                       0.07           0.10           0.09           0.12           0.12
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           0.98           1.48          (1.53)          1.15           1.40
                                             -----          -----          -----          -----          -----
  Total From Investment
    Operations                                1.05           1.58          (1.44)          1.27           1.52
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (0.09)         (0.11)             -          (0.23)         (0.12)
  Net Realized Gains                         (0.88)         (1.31)             -          (0.98)         (0.21)
                                             -----          -----          -----          -----          -----
  Total Distributions                        (0.97)         (1.42)             -          (1.21)         (0.33)
--------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period               $7.74          $7.66          $7.50          $8.94          $8.88
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Total Return                                 16.09%         24.36%        (16.04)%        14.88%         20.85%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (thousands)                    $949,291       $912,518       $788,821       $952,580       $768,863
  Ratio of Expenses to
     Average Net Assets                       0.62%          0.62%          0.61%          0.62%          0.67%
  Ratio of Net Investment
    Income to Average
    Net Assets                                0.86%          1.19%          0.92%          1.14%          1.53%
  Portfolio Turnover Rate                     7.86%         25.98%         23.05%         14.19%          9.64%
--------------------------------------------------------------------------------------------------------------




(Adjusted to reflect a 1,900% Stock Dividend as of November 28, 1986)

*    Annualized
#    Non-Annualized

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                THE U.S. 6-10 SMALL COMPANY PORTFOLIO
                                        -------------------------------------------------------
                                        Six Months        Year           Year         March 20
                                           Ended          Ended          Ended           to
                                          May 31,       Nov. 30         Nov. 30        Nov. 30
                                           1995           1994           1993           1992
                                        (Unaudited)
-----------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period                       $11.08         $11.43         $10.35         $10.00
                                            ------         ------         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                          -           0.27           0.25           0.04
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           1.31          (0.25)          1.26           0.31
                                            ------         ------         ------         ------
  Total From Investment
    Operations                                1.31           0.02           1.51           0.35
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
  Net Investment Income                      (0.02)         (0.27)         (0.28)             -
  Net Realized Gains                         (0.94)         (0.10)         (0.15)             -
                                            ------         ------         ------         ------
  Total Distributions                        (0.96)         (0.37)         (0.43)             -
-----------------------------------------------------------------------------------------------
Net Asset Value, End of
  Period                                    $11.43         $11.08         $11.43         $10.35
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

Total Return                                 12.92%#         0.22%         14.72%          6.70%#
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (thousands)                    $155,938       $112,137       $136,863       $134,418
  Ratio of Expenses to
    Average Net Assets**                      0.51%*         0.53%          0.58%          0.48%*
  Ratio of Net Investment
    Income to Average
    Net Assets                               (0.10%)*        2.16%          2.07%          0.96%*
  Portfolio Turnover Rate                      N/A***         N/A***        1.81%*(b)      3.41%*
-----------------------------------------------------------------------------------------------


                                                          THE U.S. LARGE COMPANY PORTFOLIO
                                        ----------------------------------------------------------------------
                                        Six Months        Year           Year           Year         Dec. 31,
                                           Ended          Ended          Ended          Ended         1990 to
                                          May 31,        Nov. 30        Nov. 30        Nov. 30        Nov. 30
                                           1995           1994           1993           1992           1991
                                        (Unaudited)
--------------------------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period                       $13.58         $13.91         $13.12         $11.44         $10.00
                                            ------         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                       0.08           0.37           0.36           0.36           0.34
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           2.49          (0.22)          0.87           1.69           1.34
                                            ------         ------         ------         ------         ------
  Total From Investment
    Operations                                2.57           0.15           1.23           2.05           1.68
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (0.09)         (0.37)         (0.44)        ( 0.37)        ( 0.24)
  Net Realized Gains                             -          (0.11)             -              -              -
                                            ------         ------         ------         ------         ------
  Total Distributions                        (0.96)         (0.48)         (0.44)         (0.37)         (0.24)
--------------------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                    $16.06         $13.58         $13.91         $13.12         $11.44
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Total Return                                 19.05%#         1.04%          9.48%         18.23%         16.80%#
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (thousands)                     $77,783        $48,638        $37,830        $34,908        $22,279
  Ratio of Expenses to
    Average Net Assets**                      0.24%*(a)      0.24%(a)       0.24%(a)       0.11%(a)       0.00%*(a)
  Ratio of Net Investment
    Income to Average
    Net Assets                                1.10%*(a)      2.75%(a)       2.48%(a)       2.86%(a)       3.42%*(a)
  Portfolio Turnover Rate                      N/A***         N/A***       27.67%*(b)      3.56%          0.97%*
--------------------------------------------------------------------------------------------------------------




*    Annualized
** Represents the combined ratio for the respective portfolio and its respective pro-rata share of its Master Fund Series for the year ended November 30, 1993 and subsequent periods.
***  Refer to the respective Master Fund Series.
#    Non-annualized
(a) Had certain waivers and reimbursements not been in effect, the ratios of expenses to average net assets for the periods ended May 31, 1995 and November 30, 1994, 1993,1992 and 1991 would have been 0.51%, 0.66%, 0.79%,
     0.53% and 0.52%, respectively, and the ratios of net investment income to average net assets for the periods May 31, 1995 and November 30, 1994,1993,1992, and 1991 would have been 1.03%, 2.64%, 2.28%, 2.44% and
     2.90%, respectively.
(b) Portfolio turnover calculated for the period December 1, 1992 to February 2, 1993 and December 1, 1992 to February 7, 1993, respectively (through date of Exchange transaction, see respective Master Fund Series for rate subsequent to Exchange transaction).

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD





                                                   THE U.S. SMALL CAP                           THE U.S. LARGE CAP
                                                     VALUE PORTFOLIO                              VALUE PORTFOLIO
                                        ----------------------------------------     ---------------------------------------
                                        Six Months        Year          March 2      Six Months        Year          Feb. 19
                                           Ended          Ended           to            Ended          Ended           to
                                          May 31,        Nov.30,       Nov. 30,        May 31,       Nov. 30,       Nov. 30,
                                           1995           1994           1993           1995           1994           1993
                                        (Unaudited)                                  (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period                       $11.13         $11.04         $10.00          $9.91         $10.60         $10.00
                                            ------         ------         ------          -----         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment
    Income                                       -           0.14           0.11           0.08           0.32           0.18
  Net Gains (Losses) on
  Securities (Realized
  and Unrealized)                             1.54           0.10           1.03           2.00          (0.68)          0.59
                                            ------         ------         ------          -----         ------         ------
  Total From Investment
    Operations                                1.54           0.24           1.14           2.08          (0.36)          0.77
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment
    Income                                   (0.02)         (0.15)         (0.10)         (0.08)         (0.33)         (0.17)
  Tax Return of Capital                          -              -              -              -              -              -
                                            ------         ------         ------          -----         ------         ------
  Total Distributions                        (0.02)         (0.15)         (0.10)         (0.08)         (0.33)         (0.17)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                    $12.65         $11.13         $11.04         $11.91          $9.91         $10.60
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Total Return                                 13.73%#         2.19%         11.39%#        20.97%#        (3.27)%         7.59%#
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (thousands)                    $486,799       $344,148        $95,682       $211,116       $197,566        $90,288
  Ratio of Expenses to
    Average Net Assets**                      0.64%*         0.66%          0.70%*         0.42%*         0.44%          0.47%*
  Ratio of Net Investment
    Income to Average
    Net Assets                               (0.05)%*        1.69%          1.97%*         1.33%*         3.50%          3.38%*
  Portfolio Turnover Rate                      N/A***         N/A***         N/A***         N/A***         N/A***         N/A***
-----------------------------------------------------------------------------------------------------------------------------


                                                    THE DFA/AEW REAL
                                                    ESTATE SECURITIES
                                                        PORTFOLIO
                                        ----------------------------------------
                                        Six Months        Year          Jan. 5
                                           Ended          Ended           to
                                          May 31,       Nov. 30,       Nov. 30,
                                           1995           1994           1993
                                        (Unaudited)

--------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period                        $9.28         $10.92         $10.00
                                             -----         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment
    Income                                    0.33           0.37           0.20
  Net Gains (Losses) on
  Securities (Realized
  and Unrealized)                             0.60          (1.65)          0.91
                                             -----         ------         ------
  Total From Investment
    Operations                                0.93          (1.28)          1.11
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment
    Income                                   (0.09)         (0.28)         (0.19)
  Tax Return of Capital                          -          (0.08)             -
                                             -----         ------         ------
  Total Distributions                        (0.09)         (0.36)         (0.19)
--------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                    $10.12          $9.28         $10.92
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Return                                 10.06%#       (11.76)%        11.08%#
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (thousands)                     $36,459        $30,456        $22,106
  Ratio of Expenses to
    Average Net Assets**                      0.81%*         0.90%          0.88%*
  Ratio of Net Investment
    Income to Average
    Net Assets                                6.97%*         3.90%          2.63%*
  Portfolio Turnover Rate                     0.70%*        28.87%          0.55%*
--------------------------------------------------------------------------------




*    Annualized
** Represents the respective combined ratio for The U.S. Small Cap Value Portfolio, The U.S. Large Cap Value Portfolio and their pro-rata shares of their respective Master Fund Series.
***  Refer to the respective Master Fund Series.
#    Non-annualized

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                THE JAPANESE SMALL COMPANY PORTFOLIO
                                        -------------------------------------------------------------------------------------
                                        Six Months        Year           Year           Year           Year           Year
                                           Ended          Ended          Ended          Ended          Ended          Ended
                                          May 31,        Nov. 30        Nov. 30        Nov. 30        Nov. 30        Nov. 30
                                           1995           1994           1993           1992           1991           1990
                                        (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning
  of Period                                 $25.06         $19.96         $18.92         $25.05         $26.27         $38.33
                                            ------         ------         ------         ------         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                                    0.06           0.05           0.04           0.04          (0.01)         (0.03)
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                          (2.19)          5.76           1.75          (5.69)          0.51         (10.74)
                                            ------         ------         ------         ------         ------         ------
  Total From Investment
    Operations                               (2.13)          5.81           1.79          (5.65)          0.50         (10.77)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                          -          (0.04)         (0.05)             -              -              -
  Net Realized Gains                         (0.58)         (0.67)         (0.70)         (0.48)         (1.72)         (1.29)
                                            ------         ------         ------         ------         ------         ------
  Total Distributions                        (0.58)         (0.71)         (0.75)         (0.48)         (1.72)         (1.29)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                    $22.35         $25.06         $19.96       $  18.92       $  25.05       $  26.27
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Total Return                                 (8.74)%#       29.59%          9.52%        (23.01)%         1.68%        (29.12)%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (thousands)                           $314,877       $330,674       $209,244       $139,892       $159,475       $149,100
  Ratio of Expenses to
    Average Net Assets                        0.74%*         0.76%          0.82%          0.78%          0.78%          0.83%
  Ratio of Net Investment
    Income to Average Net
    Assets                                    0.47%*         0.10%          0.06%          0.10%         (0.11)%        (0.22)%
  Portfolio Turnover Rate                     0.77%*        10.51%          9.36%          5.00%          2.71%         10.26%
-----------------------------------------------------------------------------------------------------------------------------


                                                  THE JAPANESE SMALL COMPANY PORTFOLIO
                                        ------------------------------------------------------
                                           Year           Year           Year          Jan. 31
                                           Ended          Ended          Ended           to
                                          Nov.30         Nov.30         Nov.30         Nov.30
                                           1989           1988           1987           1986
-----------------------------------------------------------------------------------------------

Net Asset Value, Beginning
  of Period                                 $31.03         $24.87         $14.39         $10.35
                                            ------         ------         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                                   (0.09)         (0.05)         (0.01)          0.01
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           9.09          10.42          10.53           4.03
                                            ------         ------         ------         ------
  Total From Investment
    Operations                                9.00          10.37          10.52           4.04
-----------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                          -              -              -              -
  Net Realized Gains                         (1.70)         (4.21)         (0.04)             -
                                            ------         ------         ------         ------
  Total Distributions                        (1.70)         (4.21)         (0.04)             -
-----------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                    $38.33         $31.03         $24.87         $14.39
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

Total Return                                 30.63%         47.62%         73.09%         38.37%#
-----------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (thousands)                           $168,820       $107,863        $60,450        $45,683
  Ratio of Expenses to
    Average Net Assets                        0.76%          0.76%          0.78%          0.79%*
  Ratio of Net Investment
    Income to Average Net
    Assets                                   (0.34)%        (0.23)%        (0.08)%         0.07%*
  Portfolio Turnover Rate                     5.76%          9.14%          0.07%          0.00%*
-----------------------------------------------------------------------------------------------




*    Annualized
#    Non-annualized

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                  THE PACIFIC RIM SMALL
                                                    COMPANY PORTFOLIO
                                        -----------------------------------------
                                        Six Months        Year          Jan. 5
                                           Ended          Ended           to
                                          May 31,       Nov. 30,       Nov. 30,
                                          1995            1994           1993
                                        (Unaudited)
--------------------------------------------------------------------------------

Net Asset Value, Beginning
  of Period                                 $15.98         $16.45         $10.00
                                            ------         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                       0.15           0.23           0.11
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                          (1.30)          0.47           6.46
                                            ------         ------         ------
  Total From Investment
    Operations                               (1.15)          0.70           6.57
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (0.01)         (0.23)         (0.09)
  Net Realized Gains                         (0.19)         (0.94)         (0.03)
                                            ------         ------         ------
  Total Distributions                        (0.20)         (1.17)         (0.12)
--------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                    $14.63         $15.98         $16.45
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Return                                 (7.28)%#        4.26%         65.71%#
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (thousands)                           $207,797       $212,953       $164,623
  Ratio of Expenses to
    Average Net Assets                      0.85%*           0.95%          1.16%*
  Ratio of Net Investment
    Income to Average Net
    Assets                                    2.01%*         1.47%          1.27%*
  Portfolio Turnover Rate                     4.27%*        26.05%          2.77%*
--------------------------------------------------------------------------------


                                                      THE UNITED KINGDOM SMALL COMPANY PORTFOLIO
                                        ----------------------------------------------------------------------
                                        Six Months        Year           Year           Year           Year
                                           Ended          Ended          Ended          Ended          Ended
                                          May 31,       Nov. 30,        Nov. 30        Nov. 30        Nov. 30
                                           1995           1994           1993           1992           1991
                                        (Unaudited)
--------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning
  of Period                                 $23.20         $21.22         $16.38         $21.37         $20.41
                                            ------         ------         ------         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                       0.32           0.48           0.45           0.64           0.69
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           1.42           2.03           5.34          (4.98)          1.71
                                            ------         ------         ------         ------         ------
  Total From Investment
    Operations                                1.74           2.51           5.79          (4.34)          2.40
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (0.02)         (0.53)         (0.95)         (0.65)         (0.90)
  Net Realized Gains                         (0.02)             -              -              -          (0.54)
                                            ------         ------         ------         ------         ------
  Total Distributions                        (0.04)         (0.53)         (0.95)         (0.65)         (1.44)
--------------------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                    $24.90         $23.20         $21.22         $16.38         $21.37
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Total Return                                  7.52%#        11.85%         36.42%        (20.93)%        12.55%
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (thousands)                           $237,753       $214,113       $181,789       $121,086       $146,873
  Ratio of Expenses to
    Average Net Assets                        0.73%*         0.74%          0.78%          0.76%          0.84%
  Ratio of Net Investment
    Income to Average Net
    Assets                                    2.85%*         1.95%          2.22%          3.19%          3.44%
  Portfolio Turnover Rate                     2.77%*        10.75%          8.21%          4.41%          4.50%
--------------------------------------------------------------------------------------------------------------

                                                      THE UNITED KINGDOM SMALL COMPANY PORTFOLIO
                                        ----------------------------------------------------------------------
                                           Year           Year           Year           Year          Jan.31
                                           Ended          Ended          Ended          Ended           to
                                          Nov. 30        Nov. 30        Nov. 30        Nov. 30        Nov. 30
                                           1990           1989           1988           1987           1986
--------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning
  of Period                                 $22.55         $28.29         $23.41         $16.29         $14.03
                                            ------         ------         ------         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                       0.92           0.52           0.61           0.17           0.46
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                          (1.34)         (4.75)          5.18           7.35           1.80
                                            ------         ------         ------         ------         ------
  Total From Investment
    Operations                               (0.42)         (4.23)          5.79           7.52           2.26
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (0.75)         (0.54)         (0.28)         (0.36)            -
  Net Realized Gains                         (0.97)         (0.97)         (0.63)         (0.04)             -
                                            ------         ------         ------         ------         ------
  Total Distributions                        (1.72)         (1.51)         (0.91)         (0.40)            -
--------------------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                    $20.41         $22.55         $28.29         $23.41         $16.29
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Total Return                                 (2.22)%       (15.40)%        23.66%         47.44%         13.19%#
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (thousands)                           $127,137       $119,385       $121,337        $82,197        $29,275
  Ratio of Expenses to
    Average Net Assets                        0.83%          0.70%          0.71%          0.85%          0.76%*
  Ratio of Net Investment
    Income to Average Net
    Assets                                    4.34%          2.24%          2.58%          1.92%          3.99%*
  Portfolio Turnover Rate                    10.86%         11.38%         12.55%          9.50%         11.81%*
--------------------------------------------------------------------------------------------------------------




*    Annualized
#    Non-annualized

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                   THE                                   THE
                                            EMERGING MARKETS                      CONTINENTAL SMALL
                                                PORTFOLIO                         COMPANY PORTFOLIO
                                        -------------------------     ----------------------------------------
                                        Six Months      April 25      Six Months        Year           Year
                                           Ended           to            Ended          Ended          Ended
                                          May 31,       Nov. 30,        May 31,       Nov. 30,        Nov. 30
                                           1995           1994           1995           1994           1993
                                        (Unaudited)                   (Unaudited)
--------------------------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period                       $11.30         $10.00         $14.63         $12.62         $11.39
                                            ------         ------         ------         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                                    0.06          (0.02)          0.12           0.18           0.23
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                          (0.29)          1.32           0.86           2.10           1.46
                                            ------         ------         ------         ------         ------
  Total From Investment
    Operations                               (0.23)          1.30           0.98           2.28           1.69
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                          -              -              -          (0.19)         (0.44)
  Net Realized Gains                             -              -              -          (0.07)         (0.02)
  Tax Return of Capital                          -              -              -          (0.01)             -
                                            ------         ------         ------         ------         ------
  Total Distributions                            -              -              -          (0.27)         (0.46)
--------------------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                    $11.07         $11.30         $15.61         $14.63         $12.62
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Total Return                                 (2.04)%#       13.00%#         6.70%#        18.19%         15.27%
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (thousands)                            $30,254        $15,731       $376,081       $340,992       $266,175
  Ratio of Expenses to
    Average Net Assets                        1.98%*+(a)     2.43%*+(a)     0.76%*         0.77%          0.83%
  Ratio of Net Investment
    Income to Average Net
    Assets                                    1.39%*(a)     (0.44)%*(a)     1.51%*         1.21%          1.61%
  Portfolio Turnover Rate                  N/A***             N/A***        6.72%*        10.22%          8.99%
--------------------------------------------------------------------------------------------------------------


                                                        THE CONTINENTAL SMALL COMPANY PORTFOLIO
                                        ---------------------------------------------------------------------
                                           Year           Year           Year           Year         April 15
                                           Ended          Ended          Ended          Ended           to
                                          Nov.30         Nov. 30        Nov. 30        Nov. 30        Nov. 30
                                           1992           1991           1990           1989           1988
--------------------------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period                       $14.18         $16.24         $16.15         $12.02         $10.00
                                            ------         ------         ------         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                                    0.28           0.27           0.25           0.12           0.17
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                          (2.11)         (1.66)          0.31           4.10           1.85
                                            ------         ------         ------         ------         ------
  Total From Investment
    Operations                               (1.83)         (1.39)          0.56           4.22           2.02
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (0.26)         (0.29)         (0.20)         (0.09)             -
  Net Realized Gains                         (0.70)         (0.38)         (0.27)             -              -
  Tax Return of Capital                          -              -              -              -              -
                                            ------         ------         ------         ------         ------
  Total Distributions                        (0.96)         (0.67)         (0.47)         (0.09)             -
--------------------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                    $11.39         $14.18         $16.24         $16.15         $12.02
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Total Return                                (13.85)%        (9.11)%         3.50%         35.62%         20.01%#
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (thousands)                           $196.845       $214,054       $245,465       $199,065        $78,689
  Ratio of Expenses to
    Average Net Assets                        0.90%          0.86%          0.89%          0.82%          1.05%*
  Ratio of Net Investment
    Income to Average Net
    Assets                                    2.11%          1.68%          1.63%          1.41%          3.27%*
  Portfolio Turnover Rate                     6.35%          7.69%          6.24%          5.70%          0.26%*
--------------------------------------------------------------------------------------------------------------




*    Annualized
***  Refer to the respective Master Fund Series.
#    Non-annualized
+ Reflects the Portfolio's proportionate share of expenses from its respective Master Fund Series.
(a) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                         THE LARGE CAP INTERNATIONAL PORTFOLIO
                                        ----------------------------------------------------------------------
                                        Six Months        Year           Year           Year         July 15,
                                           Ended          Ended          Ended          Ended         1991 to
                                          May 31,       Nov. 30,        Nov. 30        Nov. 30        Nov. 30
                                           1995           1994           1993           1992           1991
                                        (Unaudited)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Period                                 $11.91         $11.26          $9.63         $10.64         $10.00
                                            ------         ------          -----         ------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                       0.09           0.09           0.15           0.11           0.06
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           0.65           1.11           1.72          (1.04)          0.58
                                            ------         ------          -----         ------         ------
  Total From Investment
    Operations                                0.74           1.20           1.87          (0.93)          0.64
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (0.01)         (0.09)         (0.24)         (0.07)             -
  Net Realized Gains                         (0.23)         (0.46)            -           (0.01)             -
                                            ------         ------          -----         ------         ------
  Total Distributions                        (0.24)         (0.55)         (0.24)         (0.08)             -
--------------------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                    $12.41         $11.91         $11.26          $9.63         $10.64
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total Return                                  6.33%#        10.74%         19.55%         (9.00)%         2.88%#
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (thousands)                            $57,626        $55,635        $78,472        $26,041         $4,360
  Ratio of Expenses to
    Average Net Assets**                      0.63%*         0.66%          0.55%(a)       0.50%(a)       0.50%*(a)
  Ratio of Net Investment
    Income to Average Net
    Assets                                    2.00%*         1.18%          1.94%(a)       1.75%(a)       1.96%*(a)
  Portfolio Turnover Rate                    47.68%*        33.15%          0.28%          0.20%          2.38%*
--------------------------------------------------------------------------------------------------------------



                                                THE RWB/DFA INTERNATIONAL           THE DFA INTERNATIONAL
                                                   HIGH BOOK TO MARKET                 SMALL CAP VALUE
                                                        PORTFOLIO                         PORTFOLIO
                                        ---------------------------------------     ---------------------
                                        Six Months        Year          June 10         Dec.30, 1994
                                           Ended          Ended           to                 to
                                          May 31,       Nov. 30,        Nov. 30            May 31,
                                           1995           1994           1993               1995
                                        (Unaudited)                                      (Unaudited)
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Period                                 $11.44          $9.92         $10.00              $10.00
                                            ------         ------         ------              ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                       0.01           0.14           0.06                0.03
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           0.51           1.52          (0.11)               0.14
                                            ------         ------         ------              ------
  Total From Investment
    Operations                                0.52           1.66          (0.05)               0.17
----------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (0.01)         (0.14)         (0.03)                  -
  Net Realized Gains                             -              -              -                   -
                                            ------         ------         ------              ------
  Total Distributions                        (0.01)         (0.14)         (0.03)                  -
----------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                    $11.95         $11.44         $ 9.92              $10.17
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

Total Return                                  4.56%#        16.71%        (0.50)%#              1.70%#
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (thousands)                           $140,396       $112,952        $63,235             $22,568
  Ratio of Expenses to
    Average Net Assets**                      0.69%*         0.69%(b)       0.65%*(b)           1.66%*(d)
  Ratio of Net Investment
    Income to Average Net
    Assets                                    0.15%*         1.39%(b)       1.40%*(b)           2.85%*(d)
  Portfolio Turnover Rate                       N/A***       0.15%*(c)      0.41%*              0.17%*
----------------------------------------------------------------------------------------------------




*    Annualized
** Represents the combined ratio for The DFA International High Book to Market Portfolio and its pro-rata share of its Master Fund Series for the year ended November 30, 1994 and subsequent periods.
***  Refer to the respective Master Fund Series.
#    Non-annualized
(a) Had certain fees and expenses not been waived or reimbursed, the ratios of expenses to average net assets for the periods ended November 30, 1993, 1992 and 1991 would have been 0.66%, 1.35% and 2.31%, respectively, and the ratios of net investment income to average net assets for the periods ended November 30, 1993, 1992 and 1991 would have been 1.83%, 0.90% and 0.15%, respectively.
(b) Had certain waivers not been in effect, the ratios of expenses to average net assets for the periods ended November 30, 1994 and 1993 would have been 0.73% and 0.82%, respectively, and the ratios of net investment income to average net assets for the periods ended November 30, 1994 and 1993 would have been 1.38% and 1.23%, respectively.
(c) Portfolio turnover calculated for the period December 1, 1993 to February 15, 1994 (through date of Exchange transaction, see respective Master Fund Series for rate subsequent to Exchange transaction).
(d) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                           THE DFA ONE-YEAR FIXED INCOME PORTFOLIO
                                        -------------------------------------------------------------------------------------
                                        Six Months        Year           Year           Year           Year           Year
                                           Ended          Ended          Ended          Ended          Ended          Ended
                                          May 31,        Nov. 30        Nov. 30        Nov. 30        Nov. 30        Nov. 30
                                           1995           1994           1993           1992           1991           1990
                                        (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period                      $100.52        $102.77        $103.51        $103.26        $101.88        $101.61
                                           -------        -------        -------        -------        -------        -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                       3.00           4.57           3.49           4.27           6.82           8.34
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           1.53          (2.07)          1.13           0.68           1.55           0.31
                                           -------        -------        -------        -------        -------        -------
  Total From Investment
    Operations                                4.53           2.50           4.62           4.95           8.37           8.65
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (3.01)         (4.57)         (3.84)         (4.43)         (6.99)         (8.38)
  Net Realized Gains                         (0.07)         (0.18)         (1.52)        ( 0.27)             -              -
                                           -------        -------        -------        -------        -------        -------
  Total Distributions                        (3.08)         (4.75)         (5.36)         (4.70)         (6.99)         (8.38)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                   $101.97        $100.52        $102.77        $103.51        $103.26        $101.88
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Total Return                                  4.59%#         2.48%          4.62%          5.64%          8.61%          8.88%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (thousands)                             $614,454       $592,226       $608,400       $561,879       $469,276       $412,907
Ratio of Expenses to
  Average Net Assets**                        0.21%*         0.21%          0.21%          0.21%          0.21%          0.21%
Ratio of Net Investment
  Income to Average Net
  Assets                                      5.95%*         4.47%          3.38%          4.81%          6.75%          8.27%
Portfolio Turnover Rate                        N/A***         N/A***       61.95%*(a)    125.56%         82.26%         96.30%
-----------------------------------------------------------------------------------------------------------------------------


                                                        THE DFA ONE-YEAR FIXED INCOME PORTFOLIO
                                           ------------------------------------------------------------------
                                           Year           Year           Year           Year           Year
                                           Ended          Ended          Ended          Ended          Ended
                                          Nov. 30        Nov. 30        Nov. 30        Nov. 30        Nov. 30
                                           1989           1988           1987           1986           1985
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                      $101.22        $101.16        $102.70        $101.76        $101.12
                                           -------        -------         ------        -------         ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                       8.15           7.83           6.88           7.63           9.19
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           0.36          (0.39)         (0.86)          1.58           0.82
                                           -------        -------         ------        -------         ------
  Total From Investment
    Operations                                8.51           7.44           6.02           9.21          10.01
--------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (8.12)         (7.38)         (6.77)         (7.84)         (9.37)
  Net Realized Gains                             -              -         ( 0.79)        ( 0.43)             -
                                           -------        -------         ------        -------         ------
  Total Distributions                        (8.12)         (7.38)         (7.56)         (8.27)         (9.37)
--------------------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                   $101.61        $101.22        $101.16        $102.70        $101.76
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

Total Return                                  9.53%          7.61%          6.14%          9.45%         10.36%
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (thousands)                             $360,146       $341,551       $342,436       $332,018       $232,826
Ratio of Expenses to
  Average Net Assets**                        0.22%          0.22%          0.22%          0.23%          0.33%
Ratio of Net Investment
  Income to Average Net
  Assets                                      8.77%          7.70%          6.82%          7.42%          9.04%
Portfolio Turnover Rate                       0.00%         80.74%        162.18%        138.50%        114.21%
--------------------------------------------------------------------------------------------------------------




*    Annualized.
** Represents the combined ratio for the portfolio and its pro-rata share of its Master Fund Series for the period ended November 30, 1993 and subsequent periods.
***  Refer to the respective Master Fund Series.
#    Non-Annualized
(a) Portfolio turnover calculated for period December 1, 1992 to February 7, 1993 (through date of Exchange transaction, see respective Master Fund Series for rate subsequent to Exchange transaction).

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                               THE DFA FIVE-YEAR GOVERNMENT PORTFOLIO
                                        ------------------------------------------------------------------------------------
                                        Six Months        Year           Year           Year           Year           Year
                                           Ended          Ended          Ended          Ended          Ended          Ended
                                          May 31,       Nov. 30,        Nov. 30        Nov. 30        Nov. 30        Nov. 30
                                           1995           1994           1993           1992           1991           1990
                                        (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period                       $97.46        $105.50        $108.83        $112.53        $106.39        $104.62
                                            ------        -------        -------        -------        -------        -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                       3.12           4.81           4.65           5.72           8.09           7.60
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           2.41          (8.08)          4.98           3.09           5.43           1.98
                                            ------        -------        -------        -------        -------        -------
  Total From Investment
    Operations                                5.53          (3.27)          9.63           8.81          13.52           9.58
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (0.65)         (4.76)         (7.32)         (7.58)         (7.38)         (7.81)
  Net Realized Gains                             -          (0.01)         (5.64)         (4.93)             -              -
                                            ------        -------        -------        -------        -------        -------
  Total Distributions                        (0.65)         (4.77)        (12.96)       ( 12.51)         (7.38)         (7.81)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                   $102.34         $97.46        $105.50        $108.83        $112.53        $106.39
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Total Return                                  5.71%#        (3.13)%         9.46%          8.59%         13.44%          9.72%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
   (thousands)                            $269,607       $235,554       $164,504        $83,543        $56,971        $52,260
  Ratio of Expenses to
    Average Net Assets                        0.29%*         0.31%          0.31%          0.31%          0.30%          0.30%
  Ratio of Net Investment
    Income to Average Net
    Assets                                    6.72%*         5.08%          4.75%          5.82%          7.16%          7.91%
  Portfolio Turnover Rate                   392.12%*        52.39%        152.10%        218.60%        223.18%        165.50%
-----------------------------------------------------------------------------------------------------------------------------


                                         THE DFA FIVE-YEAR GOVERNMENT PORTFOLIO
                                         ---------------------------------------
                                           Year           Year          May 13
                                           Ended          Ended           to
                                          Nov.30         Nov.30         Nov.30
                                           1989           1988           1987
--------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period                      $104.15        $103.28        $100.00
                                           -------        -------        -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                       8.52           6.22           3.77
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           0.59           0.82          (0.49)
                                           -------        -------        -------
  Total From Investment
    Operations                                9.11           7.04           3.28
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (8.64)         (5.78)             -
  Net Realized Gains                             -          (0.39)             -
                                           -------        -------        -------
  Total Distributions                        (8.64)         (6.17)             -
--------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                   $104.62        $104.15        $103.28
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Total Return                                  9.33%          7.13%          3.26%#
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
   (thousands)                             $53,039         $4,863         $4,258
  Ratio of Expenses to
    Average Net Assets                        0.30%          0.28%          0.27%*
  Ratio of Net Investment
    Income to Average Net
    Assets                                    8.49%          7.97%          7.50%*
  Portfolio Turnover Rate                   312.59%        253.31%        100.85%*
--------------------------------------------------------------------------------




*    Annualized
#    Non-annualized

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                THE DFA GLOBAL FIXED INCOME PORTFOLIO
                                        -------------------------------------------------------------------------------------
                                        Six Months        Year           Year           Year           Year           Nov.6
                                           Ended          Ended          Ended          Ended          Ended           to
                                          May 31,        Nov. 30        Nov. 30        Nov. 30        Nov. 30        Nov. 30
                                           1995           1994           1993           1992           1991           1990
                                        (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                       $98.11        $105.63        $103.58         104.72        $100.22        $100.00
                                            ------        -------        -------         ------        -------        -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                                    2.69           3.52           4.03           5.43           6.58           0.37
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           5.26          (6.57)          7.28           2.47           2.57          (0.15)
                                            ------        -------        -------         ------        -------        -------
  Total From Investment
    Operations                                7.95          (3.05)         11.31           7.90           9.15           0.22
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (1.24)         (4.37)         (4.51)         (6.35)         (4.65)             -
  Net Realized Gains                           -            (0.10)         (4.75)         (2.69)           -                -
                                            ------        -------        -------         ------        -------        -------
  Total Distributions                        (1.24)         (4.47)         (9.26)         (9.04)         (4.65)             -
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                   $104.82         $98.11        $105.63        $103.58        $104.72        $100.22
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Total Return                                  8.19%#        (2.91)%        11.42%          8.00%         11.00%          0.22%#
-----------------------------------------------------------------------------------------------------------------------------

RATIO/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (thousands)                           $177,290       $135,529       $101,528        $54,607        $31,647         $8,474
  Ratio of Expenses to
    Average Net Assets                        0.47%*         0.49%          0.52%          0.58%          0.67%          0.51%*
  Ratio of Net Investment
    Income to Average Net
    Assets                                    6.26%*         5.75%          5.09%          5.52%          6.74%          6.92%*
  Portfolio Turnover Rate                   138.61%*       113.55%        139.57%        210.39%        194.25%          0.00%*
-----------------------------------------------------------------------------------------------------------------------------


                                                         THE DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
                                        -------------------------------------------------------------------------------------
                                        Six Months        Year           Year           Year           Year          Oct. 22
                                           Ended          Ended          Ended          Ended          Ended           to
                                          May 31,       Nov. 30,        Nov. 30        Nov. 30        Nov. 30        Nov. 30
                                           1995           1994           1993           1992           1991           1990
                                        (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                      $102.18        $115.87        $112.01        $110.17        $102.66        $100.00
                                           -------        -------        -------        -------        -------        -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income
    (Loss)                                    3.45           6.89           5.46           7.60           8.38           0.89
  Net Gains (Losses) on
    Securities (Realized
    and Unrealized)                           8.50         (12.14)          6.60           2.58           6.32           1.77
                                           -------        -------        -------        -------        -------        -------
  Total From Investment
    Operations                               11.95          (5.25)         12.06          10.18          14.70           2.66
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  Net Investment Income                      (1.81)         (6.84)         (7.30)         (7.76)         (7.19)             -
  Net Realized Gains                         (0.03)         (1.60)         (0.90)         (0.58)           -                -
                                           -------        -------        -------        -------        -------        -------
  Total Distributions                        (1.84)         (8.44)         (8.20)        ( 8.34)        ( 7.19)             -
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of
  Period                                   $112.29        $102.18        $115.87        $112.01        $110.17        $102.66
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Total Return                                 11.84%#        (4.72)%        12.84%          9.70%         14.94%          2.63%#
-----------------------------------------------------------------------------------------------------------------------------

RATIO/SUPPLEMENTAL DATA
  Net Assets, End of Period
    (thousands)                            $72,336        $60,827        $53,051        $40,160        $29,393        $25,567
  Ratio of Expenses to
    Average Net Assets                        0.28%*         0.29%          0.32%          0.29%          0.28%          0.23%*
  Ratio of Net Investment
    Income to Average Net
    Assets                                    6.68%*         6.45%          6.41%          7.05%          7.86%          8.73%*
  Portfolio Turnover Rate                    37.59%*        27.15%         16.91%         17.91%         19.72%          0.00%
-----------------------------------------------------------------------------------------------------------------------------




*    Annualized
#    Non-annualized

                              THE FEEDER PORTFOLIOS


     Each of the eleven Feeder Portfolios, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding Series of the Trust, an open-end, management investment company, registered under the Investment Company Act of 1940, that issues Series having the same investment objective as each of those Portfolios. The investment objective of a Feeder Portfolio may not be changed without the approval of its shareholders and the investment objective of a Series of the Trust may not be changed without approval of the shareholders of that Series. Shareholders of a Feeder Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of its corresponding Trust Series.



     This prospectus describes the investment objective, policies and restrictions of each Feeder Portfolio and its corresponding Series. (See "PORTFOLIO CHARACTERISTICS AND POLICIES - THE SMALL COMPANY PORTFOLIOS - U.S. 6-10 Small Company Portfolio"; "ENHANCED U.S. LARGE COMPANY PORTFOLIO - Investment Objective and Policies"; "U.S. LARGE COMPANY PORTFOLIO - Investment Objective and Policies"; "THE VALUE PORTFOLIOS - Portfolio Characteristics and Policies"; "INVESTMENT OBJECTIVES AND POLICIES - FIXED INCOME PORTFOLIOS - DFA One-Year Fixed Income Portfolio; DFA Two-Year Corporate Fixed Income Portfolio; DFA Two-Year Global Fixed Income Portfolio; and DFA Two-Year Government Portfolio"; "RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO - Investment Objective and Policies"; and "EMERGING MARKETS PORTFOLIO - Investment Objective and Policies"). In addition, an investor should read "MANAGEMENT OF THE FUND" for a description of the management and other expenses associated with the Feeder Portfolios' investment in the Trust. Other institutional investors, including other mutual funds, may invest in each Series and the expenses of such other funds and, correspondingly, their returns may differ from those of the Feeder Portfolios. Please contact the Trust at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Series of the Trust other than through a Feeder Portfolio.


     The shares of the Trust Series will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. While investment in a Series by other institutional investors offers potential benefits to the Series and, through their investment in the Series, the Feeder Portfolios also, institutional investment in the Series also entails the risk that economies and expense reductions might not be achieved and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Series. Also, if an institutional investor were to redeem its interest in a Series, the remaining investors in that Series could experience higher pro rata operating expenses, thereby producing lower returns, and the Series' security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Series than the corresponding Feeder Portfolio could have effective voting control over the operation of the Series.

     Further, if a Series changes its investment objective in a manner which is inconsistent with the investment objective of a corresponding Feeder Portfolio and the shareholders of the Portfolio fail to approve a similar change in the investment objective of the Portfolio, the Portfolio would be forced to withdraw its investment in the Series and either seek to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retain an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by a Feeder Portfolio of its investment in the corresponding Series could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio.

     Finally, the Feeder Portfolios investment in the shares of a registered investment company such as the Trust is relatively new and results in certain operational and other complexities. However, management believes that the benefits to be gained by shareholders outweigh the additional complexities and that the risks attendant to such investment are not inherently different from the risks of direct investment in securities of the type in which the Trust Series invest.


                            SMALL COMPANY PORTFOLIOS

INVESTMENT OBJECTIVE AND POLICIES

     Each Small Company Portfolio and U.S. 6-10 Small Company Series of the Trust (the "6-10 Series"), operates as a diversified investment company whose investment objective is to achieve long-term capital appreciation. The Small Company Portfolios provide investors with access to securities portfolios consisting of small U.S., Japanese, United Kingdom, European and Pacific Rim companies. Company size will be determined for purposes of these Portfolios and the 6-10 Series of the Trust solely on the basis of a company's market capitalization. "Market capitalization" will be calculated with respect to domestic securities, by multiplying the price of a company's stock by the number of its shares of common stock, or with respect to foreign securities similar stocks which are outstanding.

     Each of these Portfolios (U.S. 6-10 Small Company Portfolio indirectly through ownership of the corresponding Trust Series) will be structured to reflect reasonably the relative market capitalizations of its portfolio companies. The Advisor believes that over the long term the investment performance of small companies is superior to large companies, not only in the U.S. but in other developed countries as well, and that investment in the Portfolios is an effective way to improve global diversification. Institutional investors which, for a variety of reasons, may choose not to make substantial, or any, direct investment in companies whose securities will be held by the Portfolios, may participate indirectly in the investment performance of these companies through ownership of a Portfolio's stock.


                    PORTFOLIO CHARACTERISTICS AND POLICIES-
                            SMALL COMPANY PORTFOLIOS

U.S. 6-10 SMALL COMPANY PORTFOLIO


     U.S. 6-10 Small Company Portfolio pursues its investment objective by investing all of its assets in the 6-10 Series, which has the same investment objective and policies as the Portfolio. U.S. 6-10 Series will invest in a broad and diverse group of small U.S. companies having readily marketable securities. References in this prospectus to a "small U.S. company" means a company whose securities are traded in the U.S. securities markets and whose market capitalization is not larger than the largest of those in the smaller one half (deciles 6 through 10) of companies listed on the New York Stock Exchange ("NYSE"). The 6-10 Series will purchase common stocks of companies whose shares are listed on the NYSE, the American Stock Exchange (the "AMEX") and traded in the over-the-counter market ("OTC"). The 6-10 Series may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Series. It is the intention of the 6-10 Series to acquire a portion of the common stock of each eligible NYSE, AMEX and OTC company on a market capitalization weighted basis. (See "PORTFOLIO CHARACTERISTICS AND POLICIES - THE SMALL COMPANY PORTFOLIOS - Portfolio Structure.") In the future, the 6-10 Series may purchase common stocks of small U.S. companies which are listed on other U.S. securities exchanges. In addition, the 6-10 Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of the Series' total assets at the time of purchase.


U.S. 9-10 SMALL COMPANY PORTFOLIO


     U.S. 9-10 Small Company Portfolio will invest in a broad and diverse segment of small U.S. companies having readily marketable stocks, and whose market capitalization is not larger than the largest of those in the quintile of companies listed on the NYSE having the smallest market capitalizations (smallest 20%). The Portfolio will purchase stocks of companies whose shares are listed on the NYSE, AMEX and traded OTC. The Portfolio may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Portfolio. There is some overlap in the companies in which U.S. 9-10 Small Company Portfolio and the U.S. 6-10 Series invest. It is the intention of U.S. 9-10 Small Company Portfolio to acquire a portion of the stock of each eligible NYSE, AMEX and OTC company on a market capitalization weighted basis. (See "PORTFOLIO CHARACTERISTICS AND POLICIES - SMALL COMPANY PORTFOLIOS - Portfolio Structure.") In the future, U.S. 9-10 Small Company Portfolio may include stocks of small U.S. companies which are listed on other U.S. securities exchanges. The Portfolio is authorized to invest in privately placed convertible debentures and the value thereof together with the value of all other illiquid investments may not exceed 10% of the value of the Portfolio's total assets at the time of purchase.


JAPANESE SMALL COMPANY PORTFOLIO


     Japanese Small Company Portfolio will invest in a broad and diverse group of readily marketable stocks of Japanese small companies which are traded in the Japanese securities markets. Reference in this prospectus to the term "Japanese small company" means a company located in Japan whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies whose securities are listed on the First Section of the Tokyo Stock Exchange ("TSE"). The Advisor may in its discretion use a standard different from the TSE for determining a "Japanese small company" if it deems such change appropriate.



     While the Portfolio will invest primarily in the stocks of small companies which are listed on the TSE, it may acquire the stocks of Japanese small companies which are traded in other Japanese securities markets as well. It is the intention of Japanese Small Company Portfolio to acquire a portion of the stock of each of these companies on a market capitalization weighted basis. The Portfolio also may invest up to 5% of its assets in convertible debentures issued by Japanese small companies. (See "PORTFOLIO CHARACTERISTICS AND POLICIES - SMALL COMPANY PORTFOLIOS - Portfolio Structure.")


UNITED KINGDOM SMALL COMPANY PORTFOLIO


     United Kingdom Small Company Portfolio will seek to achieve its investment objective by investing its assets in a broad and diverse group of readily marketable stocks of United Kingdom small companies which are traded principally on the International Stock Exchange of the United Kingdom and the Republic of Ireland ("ISE"). Reference in this prospectus to a "United Kingdom small company" means a company organized in the United Kingdom, with shares listed on the ISE whose market capitalization is not larger than the largest of those in the smaller one-half (deciles 6 through 10) of companies included in the Financial Times-Actuaries All Share Index ("FTA"). The Advisor may in its discretion use a standard different from the FTA for determining a "United Kingdom small company" if it deems such change appropriate.


     The FTA is an index of stocks traded on the ISE, which is similar to the S&P 500 Index, and is used by investment professionals in the United Kingdom for the same purposes as investment professionals in the U.S. use the S&P 500 Index. While the FTA will be used by the Portfolio to determine the maximum market capitalization of any company whose stock the Portfolio will purchase, Portfolio acquisitions will not be limited to stocks which are included in the FTA.
United Kingdom Small Company Portfolio will not, however, purchase shares of any investment trust or of any company whose market capitalization is less than $5,000,000.


     It is the intention of United Kingdom Small Company Portfolio to acquire a portion of the stock of each eligible company on a market capitalization basis. The Portfolio also may invest up to 5% of its assets in convertible debentures issued by United Kingdom small companies. (See "PORTFOLIO CHARACTERISTICS AND POLICIES - SMALL COMPANY PORTFOLIOS - Portfolio Structure.")


CONTINENTAL SMALL COMPANY PORTFOLIO


     Continental Small Company Portfolio is authorized to invest in readily marketable stocks of a broad and diverse group of small companies organized under the laws of certain European countries; specifically, France, Germany, Italy, Switzerland, the Netherlands, Sweden, Belgium, Norway, Spain, Austria, Finland and Denmark, whose shares are traded principally in securities markets located in those countries. Company size will be determined by the Advisor in a manner that will compare the market capitalizations of companies in all countries in which the Portfolio invests (i.e. on a European basis). The Advisor will use the appropriate country indices of the Financial Times-Actuaries World Index ("FTW") converted to a common currency, the United States dollar, and aggregated to define "small companies." The FTW consists of a series of country indices which contain generally the largest companies in the major industry sectors in proportion to their market capitalization whose shares are available for purchase by non-resident investors. Its constituents represent about 70% of the total market capitalization of the respective markets. Companies with publicly traded stock whose market capitalizations are not greater than the largest of those in the smallest 20% (9th and 10th deciles) of companies listed in the FTW as combined for the countries in which the Portfolio invests will be considered to be "small companies" and will be eligible for purchase by the Portfolio. The Advisor may use a standard different from the FTW to determine "small companies" if it deems such change appropriate.



     While the Advisor will use the aggregated FTW indices to determine the maximum size of eligible portfolio companies, portfolio acquisitions will not be limited to stocks listed on the FTW for any country. The Portfolio does not intend, however, to purchase shares of any company whose market capitalization is less than the equivalent of $5,000,000. The Portfolio intends to acquire a portion of the stock of each eligible company on a market capitalization basis. The Portfolio also may invest up to 5% of its assets in convertible debentures issued by European small companies. The Portfolio has acquired the stocks of small companies located in France, Germany, Italy, Switzerland, the Netherlands, Belgium, Sweden and Spain. When the Advisor determines that the investments of the Portfolio in the stocks of small companies in those countries are sufficiently diverse, the stocks of small companies located in other European countries may be acquired on a country-by-country basis. In addition, the Advisor may in its discretion either limit further investments in a particular country or divest the Portfolio of holdings in a particular country. (See "PORTFOLIO CHARACTERISTICS AND POLICIES - SMALL COMPANY PORTFOLIOS - Portfolio Structure.")


PACIFIC RIM SMALL COMPANY PORTFOLIO

     Pacific Rim Small Company Portfolio is authorized to invest in stocks of a broad and diverse group of small companies located in Australia, New Zealand and Asian countries whose shares are traded principally on the securities markets located in those countries. The Portfolio presently invests in small companies located in Singapore, Hong Kong, Australia, Malaysia and Korea. In the future, the Advisor may add small companies located in New Zealand and other Asian countries as securities markets in these countries become accessible. In addition, the Advisor may in its discretion either limit further investments in a particular country or divest the Portfolio of holdings in a particular country.


     Company size will be determined by the Advisor in a manner that will compare the market capitalizations of the companies in all countries in which the Portfolio invests (i.e. on a Pacific Rim basis). The Advisor will use the appropriate country indices of the FTW converted to a common currency and aggregated to define "small companies." Companies with publicly traded stock whose market capitalizations are not greater than the largest of those in the smallest 30% of companies (8th, 9th and 10th deciles) listed in the FTW as combined for the countries in which the Portfolio invests will be considered to be "small companies" and will be eligible for purchase by the Portfolio. The Advisor may use a standard different from the FTW to determine "small companies" if it deems such change appropriate.



     While the Advisor will use the aggregated FTW indices to determine the maximum size of eligible portfolio companies, portfolio acquisitions will not be limited to stocks listed on the FTW for any country. The Portfolio does not intend to purchase shares of any company whose market capitalization is less than $5,000,000. The Portfolio intends to acquire a portion of the stock of each eligible company on a market capitalization basis. The Portfolio also may invest up to 5% of its assets in convertible debentures issued by small companies located in the Pacific Rim. (See "PORTFOLIO CHARACTERISTICS AND POLICIES - SMALL COMPANY PORTFOLIOS - Portfolio Structure.")


PORTFOLIO STRUCTURE

     Each of the Small Company Portfolios, including U.S. 6-10 Small Company Portfolio indirectly through its investment in the 6-10 Series, is structured by generally basing the amount of each security purchased on the issuer's relative market capitalization with a view to creating in each Portfolio a reasonable reflection of the relative market capitalizations of its portfolio companies. The following discussion applies to the investment policies of the 6-10 Series and the Small Company Portfolios with the exception of U.S. 6-10 Small Company Portfolio.

     The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country, except with respect to Continental and Pacific Rim Small Company Portfolios, such determination shall be made by reference to other companies located in all countries in which the Portfolios invest. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates, except that Continental and Pacific Rim Small Company Portfolios each will measure company size in terms of a common currency. Even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if,
(i) in the Advisor's judgment, the issuer is in extreme financial difficulty,
(ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or (iii) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will not be acquired (except as a part of a merger, consolidation or acquisition of assets). In addition, the Advisor may exclude the stock of a company that otherwise meets applicable market capitalization criterion if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock inappropriate.

     Deviation from strict market capitalization weighting will also occur because the Advisor intends to purchase round lots only. In order to retain sufficient liquidity, the relative amount of any security held may be reduced from time to time from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of assets may be invested in interest-bearing obligations, such as money-market instruments for this purpose, thereby causing further deviation from strict market capitalization weighting.


     Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, eligible securities may be acquired in exchange for the issuance of shares. (See "In Kind Purchases.") While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.



     If securities must be sold in order to obtain funds to make redemption payments, they may be repurchased as additional cash becomes available. In most instances, however, management would anticipate selling securities which had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities. (See "PORTFOLIO CHARACTERISTICS AND POLICIES - SMALL COMPANY PORTFOLIOS - Portfolio Transactions.")



     Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a not less than semi-annual basis, the Advisor will determine the market capitalization of the largest small
company eligible for investment.   Common stocks whose market capitalizations
are not greater than such company will be purchased. Additional investments generally will not be made in securities which have appreciated in value sufficiently to be excluded from the Advisor's then current market capitalization limit for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting and such deviation could be substantial if a significant amount of holdings increase in value sufficiently to be excluded from the limit for eligible securities, but not by a sufficient amount to warrant their sale. (See "PORTFOLIO CHARACTERISTICS AND POLICIES - SMALL COMPANY PORTFOLIOS - Portfolio Transactions.") A further deviation from market capitalization weighting may occur if a Portfolio invests a portion of its assets in convertible debentures.


     It is management's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them. The Portfolios intend to invest at least 80% of their assets in equity securities of U.S., Japanese, United Kingdom, European and Pacific Rim small companies.

     Generally, current income is not sought as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be selected for investment do pay dividends. It is anticipated, therefore, that dividend income will be received.

PORTFOLIO TRANSACTIONS

     As described under "U.S. 6-10 Small Company Portfolio," that Portfolio invests in the shares of the 6-10 Series. Therefore, references to "Portfolios" under "Portfolio Transactions" do not include U.S. 6-10 Small Company Portfolio.

     On a periodic basis, the Advisor will review each Portfolio's holdings and determine which, at the time of such review, are no longer considered small U.S., Japanese, United Kingdom, European or Pacific Rim companies. The Advisor will make a similar review and determination with respect to the 6-10 Series. The present policy of the Advisor (except with respect to the 6-10 Series) is to consider portfolio securities for sale when they have appreciated sufficiently to rank, on a market capitalization basis, more than one full decile higher than the company with the largest market capitalization that is eligible for purchase by the particular Portfolio as determined periodically by the Advisor. The Advisor may, from time to time, revise that policy if, in the opinion of the Advisor, such revision is necessary to maintain appropriate market capitalization weighting.

     Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive, or due to an expected or realized decline in securities prices in general. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances, such as (but not limited to) tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalizations.


                          U.S. LARGE COMPANY PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

     U.S. Large Company Portfolio seeks, as its investment objective, to approximate the investment performance of the S&P 500 Index, both in terms of the price of the Portfolio's shares and its total investment return. The Portfolio pursues its investment objective by investing all of its assets in U.S. Large Company Series of the Trust (the "U.S. Large Company Series"), which has the same investment objective and policies as the Portfolio. U.S. Large Company Series intends to invest in all of the stocks that comprise the S&P 500 Index in approximately the same proportions as they are represented in the Index. The amount of each stock purchased for the U.S. Large Company Series, therefore, will be based on its respective market capitalization. The S&P 500 Index is comprised of a broad and diverse group of stocks most of which are traded on the NYSE. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks.

     Under normal market conditions, at least 95% of the U.S. Large Company Series' assets will be invested in the stocks that comprise the S&P 500 Index.
A portion, however, generally not more than 5% of net assets, may be invested in the same types of short-term fixed income obligations as may be acquired by the DFA One-Year Fixed Income Portfolio, in order to maintain liquidity or to invest temporarily uncommitted cash balances. (See "THE FIXED INCOME PORTFOLIOS - Description of Securities and Obligations").


     U.S. Large Company Series may also acquire index futures contracts and options thereon in order to commit funds awaiting investment in stocks or maintain cash liquidity. However, the Series will not purchase index futures contracts or options if as a result more than 5% of its total assets would then consist of initial and variation margin deposits on such contracts or options. Such investments entail certain risks. (See "RISK FACTORS - ALL PORTFOLIOS.")



     Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Series' shares. U.S. Large Company Series may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. For information concerning Standard & Poor's Corporation ("S&P") and disclaimers of S&P with respect to the U.S. Large Company Portfolio and the U.S. Large Company Series, see "STANDARD & POOR'S - INFORMATION AND DISCLAIMERS."



                      ENHANCED U.S. LARGE COMPANY PORTFOLIO



INVESTMENT OBJECTIVE AND POLICIES



     Enhanced U.S. Large Company Portfolio seeks, as its investment objective, to achieve a total return which exceeds the total return performance of the S&P 500 Index. The Portfolio pursues its investment objective by investing all of its assets in Enhanced U.S. Large Company Series of the Trust (the "Enhanced U.S. Large Company Series"), which is expected to commence operations in February, 1996. The Enhanced U.S. Large Company Series will have the same investment objective and policies as the Portfolio. Enhanced U.S. Large Company Series may invest in all of the stocks represented in the S&P 500 Index, options on stock indices, stock index futures, options on stock index futures, swap agreements on stock indices and, to the extent permissible pursuant to the Investment Company Act of 1940, shares of investment companies that invest in stock indices. The S&P 500 Index is comprised of a broad and diverse group of stocks most of which are traded on the NYSE. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks.



     The Enhanced U.S. Large Company Series may, from time to time, also invest in options on stock indices, stock index futures, options on stock index futures and swap agreements based on indices other than, but similar to, the S&P 500 Index (such instruments whether or not based on the S&P 500 Index hereinafter collectively referred to as "Index Derivatives"). The Enhanced U.S. Large Company Series may invest all of its assets in Index Derivatives (See "RISK FACTORS - ALL PORTFOLIOS"). Assets of the Enhanced U.S. Large Company Series not invested in S&P 500 stocks or Index Derivatives may be invested in the same types of short-term fixed income obligations as may be acquired by DFA One-Year Fixed Income Series and, to the extent allowed by the Investment Company Act of 1940, shares of money market mutual funds (collectively, "Fixed Income Investments") (See "INVESTMENT OBJECTIVES AND POLICIES - FIXED INCOME PORTFOLIOS
- Description of Investments"). Investments in the securities of other investment companies will involve duplication of certain fees and expenses.



     The percentage of assets of the Enhanced U.S. Large Company Series that will be invested at any one time in S&P 500 Index stocks, Index Derivatives and Fixed Income Investments may vary from time to time, within the discretion of the Advisor and according to restraints imposed by the Investment Company Act of 1940. The Enhanced U.S. Large Company Series will maintain a segregated account consisting of liquid assets, such as cash, U.S. government securities or high-grade debt obligations (or, as permitted by applicable regulation, enter into offsetting positions) to cover its open positions in Index Derivatives to avoid leveraging of the Series.



     The Enhanced U.S. Large Company Series will enter into positions in futures and options on futures only to the extent such positions are permissible with respect to applicable rules of the Commodity Futures Trading Commission without registering the Series or the Trust as a commodities pool operator. In addition, the Enhanced U.S. Large Company Series may not be able to utilize Index Derivatives to the extent otherwise permissible or desirable because of constraints imposed by the Internal Revenue Code or by unanticipated illiquidity in the marketplace for such instruments. For more information about Index Derivatives, see "RISK FACTORS - ALL PORTFOLIOS."



     The Enhanced U.S. Large Company Series may only purchase put and call options to the extent premiums paid on all such outstanding options do not exceed 20% of the Series' net assets. With regard to the writing of put options, the Enhanced U.S. Large Company Series will limit the aggregate value of the obligations underlying such put options to 50% of its net assets. It is the position of the Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, the Enhanced U.S. Large Company Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

                 STANDARD & POOR'S - INFORMATION AND DISCLAIMERS



     Neither the U.S. Large Company Portfolio or the Enhanced U.S. Large Company Portfolio (the "Large Company Portfolios"), nor the U.S. Large Company Series or the Enhanced U.S. Large Company Series (the "Large Company Series") are sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Large Company Portfolios or the Large Company Series or any member of the public regarding the advisability of investing in securities generally or in the Large Company Portfolios or the Large Company Series particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Large Company Portfolios or the Large Company Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Large Company Portfolios or the Large Company Series. S&P has no obligation to take the needs of the Large Company Portfolios, the Large Company Series or their respective owners into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Large Company Portfolios or the Large Company Series to be issued or in the determination or calculation of the equation by which the Large Company Portfolios or the Large Company Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Large Company Portfolios or the Large Company Series.


     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                        LARGE CAP INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of Large Cap International Portfolio is to achieve long-term capital appreciation by investing in the stocks of non-U.S. large companies. The investment objective of the Portfolio may not be changed without the approval of the holders of a majority of its outstanding shares. The Portfolio intends to invest in the stocks of large companies in Europe, Australia and the Far East. Initially, the Portfolio will invest in the stocks of large companies in Japan, the United Kingdom, Germany, France, Switzerland, Italy, Sweden, Hong Kong and Australia. As the Portfolio's asset growth permits, it may invest in the stocks of large companies in Spain, Singapore/Malaysia, the Netherlands, Belgium, Austria, Denmark, Finland, Ireland, Norway and New Zealand.


     Under normal market conditions, at least 65% of the Portfolio's assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries. The Portfolio reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. The Portfolio will not purchase futures contracts if as a result more than 5% of its total assets would then consist of initial and variation margin deposits on such contracts. Such investments entail certain risks. (See "RISK FACTORS - ALL PORTFOLIOS.") The Portfolio also may invest up to 5% of its assets in convertible debentures issued by large non-U.S. companies.


     The Portfolio will be approximately market capitalization weighted. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the Portfolio may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or

Salomon/Russell. The Advisor, however, will not attempt to account for cross holdings within the same country. Generally, the companies whose stocks will be selected by the Advisor for the Portfolio will be in the largest 50% in terms of market capitalization for each country. The Advisor, however, may exclude the stock of such a company if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock for a Portfolio inappropriate.

     Deviation from market capitalization weighting will occur because the Portfolio intends to purchase round lots only. In order to retain sufficient liquidity, the relative amount of any security held by the Portfolio may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Portfolio's assets may be invested in interest-bearing obligations, such as money-market instruments, thereby causing further deviation from market capitalization weighting. A further deviation from market capitalization weighting may occur if the Portfolio invests a portion of its assets in convertible debentures.


     The Portfolio may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the Portfolio may acquire eligible securities in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Portfolio.


     Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase by the Portfolio take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a periodic basis, the Advisor will prepare lists of eligible large companies that will be revised not less than semi-annually. Only common stocks whose market capitalizations are not less than such minimum will be purchased by the Portfolio. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the Portfolio's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

     It is management's belief that the stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Portfolio involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Portfolio.

     The Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

     Securities which have depreciated in value since their acquisition will not be sold by the Portfolio solely because prospects for the issuer are not considered attractive, or due to an expected or realized decline in securities prices in general. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, such as tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year, and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations.

                    DFA/AEW REAL ESTATE SECURITIES PORTFOLIO

PORTFOLIO CHARACTERISTICS AND POLICIES

     The investment objective of DFA/AEW Real Estate Securities Portfolio is to achieve long-term capital appreciation. The investment objective of the Portfolio may not be changed without the affirmative vote of a majority of the outstanding securities of the Portfolio. The Portfolio will concentrate investments in readily marketable equity securities of companies whose principal activities include development, ownership, construction, management, or sale of residential, commercial or industrial real estate. Initially, investments will include, principally, equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. In the future, the Advisor may determine to include companies in other sectors of the real estate industry in the Portfolio.

     The Portfolio will invest in shares of real estate investment trusts ("REITS"). REITS pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITS can generally be classified as Equity REITS, Mortgage REITS and Hybrid REITS.
Equity REITS invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITS can also realize capital gains by selling properties that have appreciated in value. Mortgage REITS invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITS combine the characteristics of both Equity REITS and Mortgage REITS. At the present time, the Portfolio intends to invest only in Hybrid REITS and Equity REITS.

     It is anticipated that, ordinarily, at least 80% of the net value of the Portfolio will be invested in securities of companies in the U.S. real estate industry. The Portfolio may invest a portion of its assets, ordinarily not more than 20%, in high quality, highly liquid, fixed income securities such as money market instruments, including short-term repurchase agreements. The Portfolio will make equity investments only in securities traded in the U.S. securities markets, principally on the NYSE, AMEX and OTC. In addition, the Portfolio is authorized to lend its portfolio securities (see "SECURITIES LOANS"), and to purchase and sell financial futures contracts and options thereon. The Portfolio will not purchase future contracts or options, if as a result an amount in excess of 5% of the net assets of the Portfolio would be deposited as initial or variation margin for such contracts.

PORTFOLIO STRUCTURE

     The Portfolio will operate as a "diversified" investment company. The Advisor has prepared and will maintain a schedule of eligible investments consisting of equity securities of all companies in the sectors of the real estate industry described above as being presently eligible for investment. It is the intention of the Portfolio to purchase a portion of the equity securities of all of these companies on a market capitalization weighted basis.

     The Portfolio will be structured by generally basing the amount of each security purchased on the issuer's relative market capitalization in relation to other eligible issuers in the real estate industry. However, even though a company's stock may meet the applicable criteria described above, it will not be purchased by the Portfolio if, at the time of purchase, in the judgment of the Advisor or sub-advisor, the issuer is in extreme financial difficulty or is involved in a merger or consolidation or is the subject of an acquisition which could result in the company no longer being considered principally engaged in the real estate business. In addition, the Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines in its best judgment that other conditions exist that make the inclusion of such security inappropriate.

     Deviation from strict market capitalization weighting will also occur in the Portfolio because it intends to purchase round lots only. In order to retain sufficient liquidity, the relative amount of any security held by the Portfolio may be reduced from time to time from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Portfolio's assets may be invested in interest-bearing obligations, as described above, thereby causing further deviation from strict market capitalization weighting.

     The Portfolio may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Portfolio may acquire eligible securities in exchange for the issuance of its shares. (See "In Kind Purchases.") While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Portfolio. If securities must be sold in order to obtain funds to make redemption payments, such securities may be repurchased by the Portfolio as additional cash becomes available to it. However, the Portfolio has retained the right to borrow to make redemption payments and is also authorized to redeem its shares in kind. (See "REDEMPTION OF SHARES.") Further, because the securities of certain companies whose shares are eligible for purchase are thinly traded, the Portfolio might not be able to purchase the number of shares that strict adherence to market capitalization weighting might require. On not less than a semi-annual basis, the Advisor will prepare a schedule of eligible portfolio companies. Only equity securities appearing on the then current schedule will be purchased for the Portfolio.


     Investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income. Periodically, the Advisor may expand the Portfolio's schedule of eligible investments to include equity securities of companies in sectors of the real estate industry in addition to those described above as eligible for investment as of the date of this prospectus.

PORTFOLIO TRANSACTIONS


     The Portfolio does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or, generally, the individual issuers whose shares are eligible for purchase. As described under "Portfolio Structure," investments will be made in virtually all eligible securities on a market capitalization weighted basis. This is a passive approach to investment management that does not entail taking steps to reduce the risk of loss by replacing portfolio equity securities with other securities that appear to have the potential to provide better investment performance.


     Generally, securities will be purchased with the expectation that they will be held for longer than one year. However, securities may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held.


                                VALUE PORTFOLIOS

PORTFOLIO CHARACTERISTICS AND POLICIES


     The investment objective of each of these Portfolios is to achieve long-term capital appreciation. U.S. Large Cap Value Portfolio and U.S. Small Cap Value Portfolio will pursue their investment objectives by investing all of their assets in U.S. Large Cap Value Series (the "Large Cap Value Series") and U.S. Small Cap Value Series (the "Small Cap Value Series") of the Trust, respectively. Each Value Series has the same investment objective and policies as the corresponding Value Portfolio. Each of the Series will invest in common stocks of U.S. companies with shares that have a high book value in relation to their market value (a "book to market ratio"). A company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE and, except as described under "Portfolio Structure," will be considered eligible for investment. Large Cap Value Series will purchase common stocks of companies whose market capitalizations equal or exceed that of the company having the median market capitalization of companies whose shares are listed on the NYSE, and the Small Cap Value Series will purchase common stocks of companies whose market capitalizations are smaller than such company.

PORTFOLIO STRUCTURE

     Each Series will operate as a "diversified" investment company. Further, neither Series will invest more than 25% of its total assets in securities of companies in a single industry. Ordinarily, at least 80% of the assets of each Series will be invested in a broad and diverse group of readily marketable common stocks of U.S. companies with high book to market ratios, as described above. The Series may invest a portion of their assets, ordinarily not more than 20%, in high quality, highly liquid fixed income securities such as money market instruments, including short-term repurchase agreements. The Series will purchase securities that are listed on the principal U.S. national securities exchanges and traded OTC.

     Each of the Value Series will be structured on a market capitalization basis, by generally basing the amount of each security purchased on the issuer's relative market capitalization, with a view to creating in each Series a reasonable reflection of the relative market capitalizations of its portfolio companies. However, the Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines in its best judgment that other conditions exist that make the inclusion of such security inappropriate.


     Deviation from strict market capitalization weighting will also occur in the Series because they intend to purchase round lots only. In order to retain sufficient liquidity, the relative amount of any security held by a Series may be reduced, from time to time, from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of a Series' assets may be invested in interest-bearing obligations, as described above, thereby causing further deviation from strict market capitalization weighting. The Series may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Series and the Portfolios may acquire eligible securities in exchange for the issuance of their shares. (See "In Kind Purchases.") While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of a Series.


     On not less than a semi-annual basis, for each Series the Advisor will calculate the book to market ratio necessary to determine those companies whose stocks are eligible for investment.

PORTFOLIO TRANSACTIONS


     The Series do not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. As described under "Portfolio Structure," investments will be made in virtually all eligible securities on a market capitalization weighted basis. This is a passive approach to investment management that does not entail taking steps to reduce risk by replacing portfolio equity securities with other securities that appear to have the potential to provide better investment performance.


     Generally, securities will be purchased with the expectation that they will be held for longer than one year. Large Cap Value Series may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Series, and Small Cap Value Series may sell portfolio securities when the issuer's market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization which is then eligible for investment by the Series. However, securities may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.

     In addition, Large Cap Value Series may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Series. Small Cap Value Series may also sell portfolio securities in the same circumstances, however, that Series anticipates generally to retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio.

               RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO


INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of RWB/DFA International High Book to Market Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in The DFA International Value Series of the Trust (the "International Value Series"), which has the same investment objective and policies as the Portfolio. The International Value Series operates as a diversified investment company and seeks to achieve its objective by investing in the stocks of large non-U.S. companies that have a high book value in relation to their market value (a "book to market ratio"). The shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, except as described below, will be considered eligible for investment. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. Initially, the International Value Series will invest in the stocks of large companies in Japan, the United Kingdom, Germany, France, Switzerland, Italy, Belgium, Spain, the Netherlands, Sweden, Hong Kong, Singapore and Australia. As the Series' asset growth permits, it may invest in the stocks of large companies in other developed markets.



     Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. The International Value Series will not purchase futures contracts if as a result more than 5% of its total assets would then consist of initial and variation margin deposits on such contracts. Such investments entail certain risks. (See "RISK FACTORS - ALL PORTFOLIOS.") The International Value Series also may invest up to 5% of its assets in convertible debentures issued by large non-U.S. companies.


     The International Value Series intends to invest in companies having at least $500 million of market capitalization and the Series will be approximately market capitalization weighted. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country. The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock for the International Value Series inappropriate.

     Deviation from market capitalization weighting will occur because the International Value Series intends to purchase round lots only. In order to retain sufficient liquidity, the relative amount of any security held by the International Value Series may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the International Value Series' assets may be invested in interest-bearing obligations, such as money-market instruments, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the International Value Series investment objective. A further deviation from market capitalization weighting may occur if the International Value Series invests a portion of its assets in convertible debentures.


     The International Value Series may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the International Value Series may acquire eligible securities in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the International Value Series.


     Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the International Value Series take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a periodic basis, the Advisor will prepare lists of eligible large companies with high book to market ratios whose stock are eligible for investment; such list will be revised not less than semi-annually. Only common stocks whose market capitalizations are not less than the minimum on such list will be purchased by the International Value Series. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the International Value Series' holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

     It is management's belief that the stocks of large companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the International Value Series involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the International Value Series.

     The International Value Series does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the International Value Series do pay dividends. It is anticipated, therefore, that the International Value Series will receive dividend income.

     Securities which have depreciated in value since their acquisition will not be sold by the International Value Series solely because prospects for the issuer are not considered attractive, or due to an expected or realized decline in securities prices in general. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, such as tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year, and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations and high book to market ratios.


                   DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the DFA International Small Cap Value Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing in the stocks of small non-U.S. companies that have a high book to market ratio. The Investment Committee of the Advisor will initially set the standards for determining whether the shares of a company in any given country will be considered to have a high book to market ratio. Such shares will be considered eligible for investment. The Investment Committee will periodically review its standards for determining high book to market value and will adjust the standards accordingly. The Portfolio intends to invest in the stocks of small companies in countries with developed markets. Initially, the Portfolio will invest in the stocks of small companies in Japan, the United Kingdom, Germany, France, Switzerland, Italy, Belgium, Spain, the Netherlands, Sweden, Hong Kong, Singapore and Australia. As the Portfolio's asset growth permits, it may invest in the stocks of small companies in other developed markets.

     Under normal market conditions, at least 65% of the Portfolio's assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Portfolio's assets will be invested in such companies in any one country. The Portfolio reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. The Portfolio will not purchase futures contracts if as a result more than 5% of its total assets would then consist of initial and variation margin deposits on such contracts. The Portfolio also may invest up to 5% of its assets in convertible debentures issued by small non-U.S. companies.

     The Portfolio intends to invest in companies having no more than $500 million of market capitalization. The Advisor believes that such maximum amount accounts for variations in company size among countries and provides a sufficient universe of eligible companies. The Portfolio will be approximately market capitalization weighted. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the Portfolio may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country. The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock for the Portfolio inappropriate.

     Deviation from market capitalization weighting will occur because the Portfolio intends to purchase round lots only. In order to retain sufficient liquidity, the relative amount of any security held by the Portfolio may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Portfolio's assets may be invested in interest-bearing obligations, such as money-market instruments, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Portfolio's investment objective. A further deviation from market capitalization weighting may occur if the Portfolio invests a portion of its assets in convertible debentures.


     The Portfolio may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the Portfolio may acquire eligible securities in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Portfolio.


     Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Portfolio take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a periodic basis, the Advisor will prepare a list of eligible small companies with high book to market ratios whose stock are eligible for investment; such list will be revised not less than semi-annually. Only commons stocks whose market capitalizations are not greater than the maximum on such list will be purchased by the Portfolio. Additional investments will not be made in securities which have appreciated in value to such an extent that they are not then considered by the Advisor to be small companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the Portfolio's holdings increase in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

     It is management's belief that the stocks of small companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Portfolio involves greater risk than including a large number of them. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Portfolio.

     The Portfolio does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Portfolio do pay dividends. It is anticipated, therefore, that the Portfolio will receive dividend income.

     The Portfolio does not intend to purchase or sell securities based on the prospects for the economy, the securities market or the individual issues whose shares are eligible for purchase. Securities may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, such as tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year, and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with small market capitalizations and high book to market ratios. The annual portfolio turnover rate of the Portfolio is not expected to exceed 20%.

                           EMERGING MARKETS PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the Emerging Markets Series of the Trust (the "Emerging Markets Series"), which has the same investment objective and policies as the Portfolio. The Emerging Markets Series operates as a diversified investment company and seeks to achieve its investment objective by investing in emerging markets designated by the Trust's Board of Trustees in consultation with the Advisor ("Approved Markets"). The Emerging Markets Series invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on OTC markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts ("IDRs") or American Depository Receipts ("ADRs").

     Under normal market conditions, the Emerging Markets Series will invest at least 65% of its assets in Approved Market securities. Approved Market securities are defined to be (a) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market, (b) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country, (c) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets, (d) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and
(e) Approved Markets equity securities in the form of depositary shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets.

     The Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. Approved emerging markets may not include all such emerging markets. In determining whether to approve markets for investment, the Board of Trustees will take into account, among other things, market liquidity, investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets by the investors of the Emerging Markets Series.


     The following countries are currently designated as Approved Markets:
Argentina, Brazil, Chile, Indonesia, Malaysia, Mexico, Portugal, Thailand, Turkey, and Israel. Countries that may be approved in the future include but are not limited to Republic of China (Taiwan), which is effectively closed to foreign investors at present, and Colombia, Greece, India, Jordan, Nigeria, Pakistan, Philippines, Venezuela and Zimbabwe.


     The Emerging Markets Series may invest up to 35% of its assets in securities of issuers that are not Approved Markets securities, but whose issuers the Advisor believes derive a substantial proportion, but less than 50%, of their total revenues from either goods and services produced in, or sales made in, Approved Markets.

     Pending the investment of new capital in Approved Market equity securities, the Emerging Markets Series will typically invest in money market instruments or other highly liquid debt instruments denominated in U.S. dollars (including, without limitation, repurchase agreements). In addition, the Emerging Markets Series may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the Series does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances.

     The Emerging Markets Series also may invest in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. The Emerging Markets Series may also invest in money market mutual funds for temporary cash management purposes. The Investment Company Act of 1940 limits investment by the Series in shares of other investment companies to no more than 10% of the value of the Series' total assets. If The Emerging Markets Series invests in another investment company, the Series' shareholders will bear not only their proportionate share of expenses of the Series (including operating expenses and the fees of the Advisor), but also will bear indirectly similar expenses of the underlying investment company. In some Approved Markets it will be necessary or advisable for the Emerging Markets Series to establish a wholly-owned subsidiary or a trust for the purpose of investing in the local markets. The Emerging Markets Series also may invest up to 5% of its assets in convertible debentures issued by companies organized in Approved Markets.

PORTFOLIO STRUCTURE

     The Emerging Market Series will seek a broad market coverage of larger companies within each Approved Market. The Series will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least the upper 40% of such capitalization, and can be as large as 75%. The Series may not invest in all such companies or achieve approximate market weights, due to constraints imposed within Approved Markets (E.G., restrictions on purchases by foreigners), or by the Series' policy not to invest more than 25% of its assets in any one industry. The Series may also further limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.

     The policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. Even though a company's stock may meet the applicable market capitalization criterion, it may not be included in the Series for one or more of a number of reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company" (as defined in the Internal Revenue Code of 1986, as amended). To this extent, there will be the exercise of discretion and consideration by the Advisor which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500 Index). The Advisor will also exercise discretion in determining the allocation of capital as between Approved Markets.

     It is management's belief that equity investments offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Series involves greater risk than including a large number of them.

     The Series does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Series do pay dividends. It is anticipated, therefore, that the Series will receive dividend income.

     Generally, securities will be purchased with the expectation that they will be held for longer than one year. However, securities may be disposed of at any time when, in the Advisor's judgment, circumstances warrant their sale.

     For the purpose of converting U.S. dollars to another currency, or vice versa, or converting one foreign currency to another foreign currency, the Emerging Markets Series may enter into forward foreign exchange contracts. In addition, to hedge against changes in the relative value of foreign currencies, the Series may purchase foreign currency futures contracts. The Series will only enter into such a futures contract if it is expected that the Series will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Series may suffer a loss.

                                SECURITIES LOANS

     All of the Portfolios and the corresponding Series of the Trust are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income, although inasmuch as the Feeder Portfolios will only hold shares of a corresponding Series, these Portfolios do not intend to lend those shares. While a Portfolio or Series may earn additional income from lending securities, such activity is incidental to the investment objective of a Portfolio or Series. The value of securities loaned may not exceed 33 1/3% of the value of a Portfolio's or Series' total assets. In connection with such loans, a Portfolio or Series will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Portfolios and Series will be able to terminate the loan at any time, will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Fund or the Trust could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures.


          INVESTMENT OBJECTIVES AND POLICIES - FIXED INCOME PORTFOLIOS

DFA ONE-YEAR FIXED INCOME PORTFOLIO


     The investment objective of DFA One-Year Fixed Income Portfolio is to achieve a stable real value (i.e. a return in excess of the rate of inflation) of invested capital with a minimum of risk. This objective will be pursued by investing the assets of the Portfolio in DFA One-Year Fixed Income Series of the Trust (the "One-Year Fixed Income Series"), which has the same investment objective and policies as the Portfolio. The One-Year Fixed Income Series will invest in U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers issued in the U.S., bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, the Series will acquire obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available. It is the Series' policy that the weighted average length of maturity of investments will not exceed one year. The Series principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The Series will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these instruments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days when the NYSE is open for trading. (See "Investments in the Banking Industry.")



DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO



     The investment objective of DFA Two-Year Corporate Fixed Income Portfolio is to maximize total returns consistent with the preservation of capital. This objective will be pursued by investing the assets of the Portfolio in

DFA Two-Year Corporate Fixed Income Series of the Trust (the "Two-Year Corporate Fixed Income Series"), which is expected to commence operations in February, 1996. The Two-Year Corporate Fixed Income Series will have the same investment objective and policies as the Portfolio. The Two-Year Corporate Fixed Income Series will invest in U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers issued in the U.S., bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. It is the Series' policy to acquire obligations which mature within two years from the date of settlement. The Series principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The Series will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these instruments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days when the NYSE is open for trading. (See "Investments in the Banking Industry.")



DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO



     The investment objective of DFA Two-Year Global Fixed Income Portfolio is to maximize total returns consistent with preservation of capital. This objective will be pursued by investing the assets of the Portfolio in DFA Two-Year Global Fixed Income Series of the Trust (the "Two-Year Global Fixed Income Series"), which is expected to commence operations in February, 1996. The Two-Year Global Fixed Income Series will have the same investment objective and policies as the Portfolio. The Two-Year Global Fixed Income Series will invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having quality ratings meeting the minimum standards described in "Description of Investments," securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community and European Coal and Steel Community. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries, such as those countries which are members of the Organization of Economic Cooperations and Development ("OECD"). However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Series will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States.



     The Series will acquire obligations which mature within two years from the date of settlement. Because many of the Series' investments will be denominated in foreign currencies, the Series will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. The Series will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these instruments exceeds the yield to maturity on all other eligible portfolio investments of similar quality for a period of five consecutive days when the NYSE is open for trading. (See "Investment in the Banking Industry.")


DFA GLOBAL FIXED INCOME PORTFOLIO


     The investment objective of DFA Global Fixed Income Portfolio is to provide a market rate of return for a fixed income portfolio with low relative volatility of returns. The Portfolio will invest primarily in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of other foreign issuers rated AA or better, corporate debt obligations, bank obligations, commercial paper rated as set forth in "Description of Investments" and supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community, and European Coal and Steel Community. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are developed countries, such as those countries which are members of the Organization of Economic Cooperation and Development (OECD). However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Portfolio will invest at least 65% of the value of its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. The Portfolio will acquire obligations which mature within ten years from the date of settlement. Because many of the Portfolio's investments will be denominated in foreign currencies, the Portfolio will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates.



DFA TWO-YEAR GOVERNMENT PORTFOLIO



     The investment objective of DFA Two-Year Government Portfolio is to maximize total returns available from the universe of debt obligations of the U.S. government and U.S. government agencies and consistent with the preservation of capital. This objective will be pursued by investing the assets of the Portfolio in the DFA Two-Year Government Series of the Trust (the "Two-Year Government Series"), which is expected to commence operations in February, 1996. The Two-Year Government Series will have the same investment objective and policies as the Portfolio. Generally, the Two-Year Government Series will acquire U.S. government obligations and U.S. government agency obligations that mature within two years from the date of settlement. The Series will also acquire repurchase agreements.



DFA FIVE-YEAR GOVERNMENT PORTFOLIO


     The investment objective of DFA Five-Year Government Portfolio is to maximize total returns available from the universe of debt obligations of the U.S. government and U.S. government agencies. Generally, the Portfolio will acquire U.S. government obligations and U.S. government agency obligations that mature within five years from the date of settlement. The Portfolio will also acquire repurchase agreements.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

     The investment objective of DFA Intermediate Government Fixed Income Portfolio is to earn current income consistent with preservation of capital. The Portfolio will invest in non-callable obligations issued or guaranteed by the U.S. government and U.S. government agencies, AAA-rated dollar denominated obligations of foreign governments, obligations of supranational organizations, and futures contracts on U.S. Treasury securities. Since government guaranteed mortgage-backed securities are considered callable, such securities will not be included in the Portfolio.

     Generally, the Portfolio will hold securities with maturities of between five and fifteen years. The Portfolio will not shift the maturity of its investments in anticipation of interest rate movements and ordinarily will have an average weighted maturity of between seven to ten years. One of the benefits of the Portfolio is expected to be that in a period of steeply falling interest rates, the Portfolio should perform well because of its average weighted maturity and the high quality and non-callable nature of its investments. The Portfolio is expected to match or exceed the returns of the Lehman Brothers Treasury Index, without exceeding the volatility of that Index.


     The Portfolio may invest more than 5% of its assets in the obligations of foreign governments. Those obligations at the time of purchase must be either rated in the highest rating category of a nationally recognized statistical rating organization or, in the case of any obligation that is unrated, of comparable quality. The Portfolio also may invest in futures contracts on U.S. Treasury securities or options on such contracts for the purposes of remaining fully invested and maintaining liquidity to pay redemptions. However, the Portfolio will not purchase futures contracts or options thereon if as a result more than 5% of its total assets would then consist of initial and variation margin deposits on such contracts or options. Such investments entail certain risks. (See "RISK FACTORS - ALL PORTFOLIOS.")


DESCRIPTION OF INVESTMENTS


     The following is a description of the categories of investments which may be acquired by the Fixed Income Portfolios, the One-Year Fixed Income, Two-Year Corporate Fixed Income, Two-Year Government and Two-Year Global Fixed Income Series.



                                                                    Permissible
                                                                    Categories:
                                                                    -----------

          DFA One-Year Fixed Income Series                              1-6, 8
          DFA Two-Year Corporate Fixed Income Series                    1-6, 8
          DFA Two-Year Government Series                               1, 2, 6
          DFA Five-Year Government Portfolio                           1, 2, 6
          DFA Two-Year Global Fixed Income Series                         1-10
          DFA Global Fixed Income Portfolio                               1-10
          DFA Intermediate Government Fixed Income Portfolio     1, 2, 6, 7, 8


     1. U.S. GOVERNMENT OBLIGATIONS - Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. government, including bills, notes and bonds.

     2. U.S. GOVERNMENT AGENCY OBLIGATIONS - Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.

     3. CORPORATE DEBT OBLIGATIONS - Non-convertible corporate debt securities (e.g., bonds and debentures) which are issued by companies whose commercial paper is rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by

Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

     4. BANK OBLIGATIONS - Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired if the bank has assets in excess of $1,000,000,000.

     5. COMMERCIAL PAPER - Rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.


     6. REPURCHASE AGREEMENTS - Instruments through which the Portfolios purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Portfolios will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Portfolio's total assets would be so invested. The Portfolios will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee. The Advisor will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.


     7. FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS - Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

     8. SUPRANATIONAL ORGANIZATION OBLIGATIONS - Debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

     9. FOREIGN ISSUER OBLIGATIONS - Debt securities of non U.S. issuers rated AA or better by S&P and Aa2 or better by Moody's.


     10. EURODOLLAR OBLIGATIONS - Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.


INVESTMENTS IN THE BANKING INDUSTRY


     The One-Year Fixed Income Series, Two-Year Corporate Fixed Income Series and Two-Year Global Fixed Income Series will invest more than 25% of their total respective assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. For the purpose of this policy, which is a fundamental policy of each Series and can only be changed by a vote of the shareholders of each Series, banks and bank holding companies are considered to constitute a single industry, the banking industry. The DFA One-Year Fixed Income Portfolio, DFA Two-Year Corporate Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio each have the same fundamental policy, which can only be changed by a vote of each Portfolio's shareholders, except that the policy of each Portfolio does not apply to the extent that all or substantially all of its assets are invested in its respective Series. When investment in such obligations exceeds 25% of the total net assets of any of these Series, such Series will be considered to be concentrating its investments in the banking industry. As of the date of this prospectus, the One-Year Fixed Income Series is concentrating its investment in this industry.



     The types of bank and bank holding company obligations in which the One-Year Fixed Income Series, Two-Year Corporate Fixed Income Series and DFA Two-Year Global Fixed Income Series may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet each Series' established credit rating criteria as stated under "Description of Investments." In addition, all three Series are authorized to invest more than 25% of its total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.


PORTFOLIO STRATEGY


     The One-Year Fixed Income Series, Two-Year Corporate Fixed Income Series and Two-Year Global Fixed Income Series will be managed with a view to capturing credit risk premiums and term or maturity premiums. As used herein, the term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and "maturity risk premium" means the anticipated incremental return for holding securities having maturities of longer than one month compared to securities having a maturity of one month.
The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Series will be chosen with a view to maximizing anticipated monthly returns, net of trading costs.



     The One-Year Fixed Income Series, Two-Year Corporate Fixed Income Series, Two-Year Government Series, Two-Year Global Fixed Income Series and DFA Five-Year Government Portfolio are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. It is anticipated that the annual turnover rate of the One-Year Fixed Income Series, Two-Year Corporate Fixed Income Series and Two-Year Global Fixed Income Series, respectively, could be 0% to 200%, Two-Year Government Series and DFA Five-Year Government Portfolio could be 100% to 500%, respectively, and DFA Intermediate Government Fixed Income Portfolio will be no more than 25%. While the Fixed Income Portfolios, the One-Year Fixed Income Series, Two-Year Corporate Fixed Income Series, Two-Year Global Fixed Income Series and Two-Year Government Series acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of a Portfolio, the One-Year Fixed Income Series, Two-Year Corporate Fixed Income Series, Two-Year Government Series or the Two-Year Fixed Income Series will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short term instruments.


     The DFA Global Fixed Income Portfolio will be managed with a view to capturing maturity risk premiums. Ordinarily the Portfolio will invest primarily in obligations issued or guaranteed by foreign governments and their agencies and instrumentalities, obligations of other foreign issuers rated AA or better and supranational organizations. Supranational issuers include the European Economic Community, the European Coal and Steel Community, the Nordic Investment Bank, the World Bank and the Japanese Development Bank. The Portfolio will own obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities also. At times when, in the Advisor's judgement, eligible foreign securities do not offer maturity risk premiums that compare favorably with those offered by eligible U.S. securities, the Portfolio will be invested primarily in the latter securities.

     The DFA Global Fixed Income Portfolio is "non-diversified," as defined in the Investment Company Act of 1940, which means that, as to 75% of its total assets, more than 5% may be invested in the securities of a single issuer. However, for purposes of the Internal Revenue Code, the Portfolio is "diversified" because as to 50% of its total assets, no more than 5% may be invested in the securities of a single issuer. The Portfolio will not invest more than 25% of its assets in securities of companies in any one industry. Management does not consider securities which are issued by the U.S. government or its agencies or instrumentalities to be investments in an "industry." However, management currently considers securities issued by a foreign government to be subject to the 25% limitation, with the effect that not more than 25% of the Portfolio's total assets will be invested in securities issued by any one foreign government. The Portfolio will not invest more than 25% of its total assets in obligations of supranational organizations. Finally, the Portfolio might invest in certain securities issued by companies, such as Caisse Nationale des Telecommunication, a communications company, whose obligations are guaranteed by a foreign government. Management considers such a company to be within a particular industry (in this case, the communications industry) and, therefore, the Portfolio will invest in the securities of such a company only if it can do so under the Portfolio's policy of not being concentrated in any single industry.

                         RISK FACTORS - ALL PORTFOLIOS

SMALL COMPANY SECURITIES


     Typically, securities of small companies are less liquid than securities of large companies. Recognizing this factor, the Small Company Portfolios, the 6-10 Series and the Small Cap Value Series will endeavor to effect securities transactions in a manner to avoid causing significant price fluctuations in the market for these securities.


FOREIGN SECURITIES



     The International Equity Portfolios, the International Value Series, DFA Global Fixed Income Portfolio, One-Year Fixed Income Series, Two-Year Corporate Fixed Income Series and Two-Year Global Fixed Income Series invest in foreign issuers. Such investments involve risks that are not associated with investments in U.S. public companies. Such risks may include legal, political and or diplomatic actions of foreign governments, such as imposition of withholding taxes on interest and dividend income payable on the securities held, possible seizure or nationalization of foreign deposits, establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the value of the assets held by the Portfolios and the Series. Further, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those of U.S. public companies and there may be less publicly available information about such companies than comparable U.S. companies. The One-Year Fixed Income Series, Two-Year Corporate Fixed Income Series, Two-Year Global Fixed Income Series and the Intermediate Government Fixed Income and Global Fixed Income Portfolios may invest in obligations of supranational organizations. The value of the obligations of these organizations may be adversely affected if one or more of their supporting governments discontinue their support. Also, there can be no assurance that any of the Portfolios will achieve its investment objective.



INVESTING IN EMERGING MARKETS


     The investments of the Emerging Markets Series involve risks in addition to the usual risks of investing in developed foreign markets. A number of emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. In some jurisdictions, such restrictions and the imposition of taxes are intended to discourage shorter rather than longer-term holdings. While the Emerging Markets Series will invest only in markets where these restrictions are considered acceptable to the Advisor, new or additional repatriation restrictions might be imposed subsequent to the Series' investment. If such restrictions were imposed subsequent to investment in the securities of a particular country, the Series might, among other things, discontinue the purchasing of securities in that country. Such restrictions will be considered in relation to the Series' liquidity needs and other factors and may make it particularly difficult to establish the fair market value of particular securities from time to time. The valuation of securities held by the Emerging Markets Series is the responsibility of the Trust's Board of Trustees, acting in good faith and with advice from the Advisor. (See "VALUATION OF SHARES.") Further, some attractive equity securities may not be available to the Series because foreign shareholders hold the maximum amount permissible under current laws.

     Relative to the U.S. and to larger non-U.S. markets, many of the emerging securities markets in which the Emerging Markets Series may invest are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility. Such factors may be even more pronounced in jurisdictions where securities ownership is divided into separate classes for domestic and non-domestic owners.

     In addition, many emerging markets, including most Latin American countries, have experienced substantial, and, in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries. Certain emerging markets have recently transitioned, or are in the process of transitioning, from centrally controlled economies. There can be no assurance that such transitions will be successful.

     Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Emerging Markets Series to make intended securities purchases due to settlement problems could cause the Series to miss investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Emerging Markets Series' portfolio securities in such markets may not be readily available. The Series' portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

     Government involvement in the private sector varies in degrees among the emerging securities markets contemplated for investment by the Emerging Markets Series. Such involvement may, in some cases, include government ownership of companies in certain commercial business sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures which could be detrimental to the investments of the Emerging Markets Series.

     Taxation of dividends and capital gains received by non-residents varies among countries with emerging markets and, in some cases, is high in relation to comparable U.S. rates. Particular tax structures may have the intended or incidental effect of encouraging long holding periods for particular securities and/or the reinvestment of earnings and sales proceeds in the same jurisdiction. In addition, emerging market jurisdictions typically have less well-defined tax laws and procedures than is the case in the United States, and such laws may permit retroactive taxation so that the Emerging Markets Series could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.


FOREIGN CURRENCIES AND RELATED TRANSACTIONS



     Investments of the International Equity Portfolios, the International Value Series and DFA Global Fixed Income Portfolio, and many of the investments of the Two-Year Global Fixed Income Series, will be denominated in foreign currencies. Changes in the relative values of foreign currencies and the U.S. dollar, therefore, will affect the value of investments of these Portfolios and Series. These Portfolios and Series may purchase foreign currency futures contracts and options thereon in order to hedge against changes in the level of foreign currency exchange rates, provided not more than 5% of each Portfolio's or Series' assets are then invested as initial or variation margin deposits on such contracts or options. Such contracts involve an agreement to purchase or sell a specific currency at a future date at a price set in the contract and enable the Portfolios and Series to protect against losses resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies occurring between the trade and settlement dates of Portfolio and Series securities transactions, but they also tend to limit the potential gains that might result from a positive change in such currency relationships. Gains and losses on investments in futures and options thereon depends on the direction of securities prices, interest rates and other economic factors.



BORROWING


     Each Portfolio and each corresponding Series of the Trust, except U.S. 9-10 and Japanese Small Company Portfolios, DFA One-Year Fixed Income Portfolio, DFA Five-Year Government Portfolio and DFA Intermediate Government Fixed Income Portfolio, have reserved the right to borrow amounts not exceeding 33% of its net assets for the purposes of making redemption payments. When advantageous opportunities to do so exist, each Portfolio and each Series may also purchase securities when borrowings exceed 5% of the value of its net assets. Such purchases can be considered to be "leveraging" and, in such circumstances, the net asset value of the Portfolio or Series may increase or decrease at a greater rate than would be the case if the Portfolio or Series had not leveraged. The interest payable on the amount borrowed would increase the Portfolio's or Series' expenses and, if the appreciation and income produced by the investments purchased when the Portfolio or Series has borrowed are less than the cost of borrowing, the investment performance of the Portfolio will be reduced as a result of leveraging.


PORTFOLIO STRATEGIES



     The method employed by the Advisor to manage the Domestic and International Equity Portfolios (except U.S. Large Company Portfolio and Enhanced U.S. Large Company Portfolio and their corresponding Series) and, in respect of those that are Feeder Portfolios, the corresponding Series of the Trust will differ from the process employed by many other investment advisors in that the Advisor will rely on fundamental analysis of the investment merits of securities to a limited extent to eliminate potential portfolio acquisitions rather than rely on this technique to select securities. Further, because securities generally will be held long-term and will not be eliminated based on short-term price fluctuations, the Advisor generally will not act upon general market movements or short-term price fluctuations of securities to as great an extent as many other investment advisors. U.S. Large Company Series will operate as an index fund and, therefore, represents a passive method of investing in all stocks that comprise the S&P 500 Index which does not entail selection of securities based on the individual investment merits of their issuers. The investment performance of the U.S. Large Company Series and the corresponding Portfolio is expected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.



FUTURES CONTRACTS AND OPTIONS ON FUTURES



     U.S. Large Company Series, Enhanced U.S. Large Company Series, Large Cap International Portfolio, the Value Series, DFA/AEW Real Estate Securities Portfolio, the International Value Series, the Emerging Markets Series and the DFA International Small Cap Value Portfolio may invest in index futures contracts and options on index futures, provided that, in accordance with current regulations, not more than 5% of each Series' or Portfolios' total assets are then invested as initial or variation margin deposits on such contracts or options. In addition, to the extent that such Series or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Series or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Series' or Portfolio's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.



     These investments entail the risk that an imperfect correlation may exist between changes in the market value of the stocks owned by the Portfolio or Series and the prices of such futures contracts and options and, at times, the market for such contracts and options might lack liquidity, thereby inhibiting a Portfolio's or Series' ability to close a position in such investments. Gains or losses on investments in options and futures depends on the direction of securities prices, interest rates and other economic factors and the loss from investing in futures transactions is potentially unlimited.



OPTIONS ON STOCK INDICES



     The Enhanced U.S. Large Company Series may purchase put and call options and write put and call options on stock indices and stock index futures listed on national securities exchanges or traded in the over-the-counter market. The Enhanced U.S. Large Company Series may use these techniques to hedge against changes in securities prices or as part of its overall investment strategy. An option on an index is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the cash value of the index at a specified exercise price at any time during the term of the option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
A stock index fluctuates with changes in the market values of the stocks included in the index.



     With respect to the writing of options, the writer has no control over the time when it may be required to fulfill its obligation. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option on the same series. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Enhanced U.S. Large Company Series desires.



     The Enhanced U.S. Large Company Series may write covered straddles consisting of a combination of a call and a put written on the same index. A straddle will be covered when sufficient assets are deposited to meet the Enhanced U.S. Large Company Series' immediate obligations. The Series may use the same liquid assets to cover both the call and put options where the exercise price of the call and the put are the same or the exercise price of the call is higher than that of the put. In such cases, the Series will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."



     The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Enhanced U.S. Large Company Series' portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Series will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. If the Enhanced U.S. Large Company Series takes positions in options instruments contrary to prevailing market trends, the Series could be exposed to the risk of a loss.



SWAPS



     The Enhanced U.S. Large Company Series may enter into equity index swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Series than if the Series had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested a group of securities representing a particular index.



     The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Enhanced U.S. Large Company Series would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Series' current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Enhanced U.S. Large Company Series' current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets such as cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Series' portfolio. The Enhanced U.S. Large Company Series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Series' assets.



     Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and, therefore, swap agreements entered into by the Enhanced U.S. Large Company Series and other illiquid securities will be limited to 15% of the net assets of the Series. Moreover, the Enhanced U.S. Large Company Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor will cause the Enhanced U.S. Large Company Series to enter into swap agreements only with counterparties that the Investment Committee of the Advisor has approved. Certain restrictions imposed on the Enhanced U.S. Large Company Series by the Internal Revenue Code may limit the Series' ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Enhanced U.S. Large Company Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

BANKING INDUSTRY AND REAL ESTATE CONCENTRATIONS



     Concentrating in obligations of the banking industry may involve additional risk by foregoing the safety of investing in a variety of industries. Changes in the market's perception of the riskiness of banks relative to non-banks could cause more fluctuations in the net asset value of the One-Year Fixed Income Series, Two-Year Corporate Fixed Income Series and Two-Year Global Fixed Income Series (and, thus, DFA One-Year Fixed Income Portfolio, DFA Two-Year Corporate Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio) than might occur in less concentrated portfolios.


     The DFA/AEW Real Estate Securities Portfolio intends to concentrate its investments in the real estate industry. Concentrating investments in the real estate industry involves the risk of foregoing the safety of investing in a variety of industries. Further, while the Portfolio will not invest in real estate directly, but only in securities issued by real estate companies, the Portfolio may be subject to certain risks that are similar to those associated with the direct ownership of real estate in addition to securities markets risks. These include declines in the value of real estate, risks related to general and local economic conditions, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended periods of high vacancy rates, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental hazards, liability to third parties for damages resulting from environmental hazards, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, interest rates and the credit quality of tenants. Also, in deciding whether to purchase securities of a particular real estate company, including REITS, the Advisor does not consider the geographic location within the United States of the underlying assets of such company. Therefore, to the extent that the Portfolio may become substantially invested in real estate companies, including REITS, whose underlying assets are located in one particular region of the United States and subsequently a decline in real estate values occurs in that region, the value of such real estate companies may be adversely affected and the Portfolio's net asset value may in turn be similarly affected.


REPURCHASE AGREEMENTS


     In addition, all of the Portfolios and the Series of the Trust may invest in repurchase agreements. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund or the Trust could experience delay in recovering the securities underlying such agreements. Management believes that this risk can be controlled through stringent security selection criteria and careful monitoring procedures.


                             MANAGEMENT OF THE FUND

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each of the Portfolios, except the Feeder Portfolios, and each Series of the Trust. As such, the Advisor is responsible for the management of their respective assets. Investment decisions for all Portfolios of the Fund and all Series of the Trust are made by the Investment Committee of the Advisor which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Portfolios (except the Feeder Portfolios) and the Series with a trading department and selects brokers and dealers to effect securities transactions. Portfolio securities transactions are placed with a view to obtaining best price and execution and, subject to this goal, may be placed with brokers which have assisted in the sale of the Portfolios' shares.

     For the fiscal year ended November 30, 1994, (i) the Advisor received a fee for its services which, on an annual basis, equaled the following percentage of the average net assets of each Portfolio or, in the case of a Feeder Portfolio, the average net assets of its corresponding Trust Series; and (ii) the total expenses of each Portfolio were the following percentages of respective average net assets:

     Portfolio                          Management Fee          Total Expenses
     ---------                          --------------          --------------

U.S. 9-10 Small Company                      0.50%                    0.65%

U.S. 6-10 Small Company                      0.03%                    0.53%

     Portfolio                          Management Fee          Total Expenses
     ---------                          --------------          --------------

U.S. Large Company                           0.025%                   0.24%

U.S. Small Cap Value                         0.20%                    0.66%

U.S. Large Cap Value                         0.10%                    0.44%

DFA/AEW Real Estate Securities               0.50%                    0.90%

Japanese Small Company                       0.50%                    0.76%

Pacific Rim Small Company                    0.50%                    0.95%

United Kingdom Small Company                 0.50%                    0.74%

Continental Small Company                    0.50%                    0.77%

Large Cap International                      0.25%                    0.66%


RWB/DFA International High Book to Market    0.17%                    0.69%


DFA One-Year Fixed Income                    0.05%                    0.21%

DFA Five-Year Government                     0.20%                    0.31%

DFA Global Fixed Income                      0.25%                    0.49%

DFA Intermediate Government Fixed Income     0.15%                    0.29%


     The investment management fees applicable to Enhanced U.S. Large Company Series, Two-Year Global Fixed Income Series, Two-Year Corporate Fixed Income Series and Two-Year Government Series, each of which is expected to commence operations in February, 1996, are equal to .05%, .05%, .15%, and .15%, respectively, of the average net assets of the Series on annual basis. The investment management fee applicable to the Emerging Markets Series, which commenced operations in April 1994, and the investment advisory fee applicable to DFA International Small Cap Value Portfolio, which commenced operations after November 30, 1994, are equal to .10% and .65%, respectively, of the average net assets of each Series or Portfolio on an annual basis.



     In February 1994, the RWB/DFA International High Book to Market Portfolio invested its assets in the corresponding Series of the Trust and the existing investment advisory agreement with respect to that Portfolio was terminated. At that time, an administration agreement with respect to the RWB/DFA International High Book to Market Portfolio took effect. (See "Administrative Services - All Portfolios.")



     Beginning with the effective date of the investment management agreement with respect to the DFA International Value Series, the Advisor has agreed to waive its fee under that agreement to the extent necessary to keep the cumulative annual expenses of the Series to not more than .45% of average net assets of the Series on an annualized basis. (See "Client Service Agent - RWB/DFA International High Book to Market Portfolio.") Through February 15, 1994, the Advisor waived its fee under the investment management agreement with respect to the RWB/DFA International High Book to Market Portfolio to the extent necessary to keep the cumulative annual expenses of the Portfolio to not more than 0.65% of average net assets of the Portfolio on an annualized basis.
Absent the waivers, the annualized ratio of expenses to average net assets for the RWB/DFA International High Book to Market Portfolio for the fiscal year ended November 30, 1994 would have been 0.73%.



     For the fiscal years ended November 30, 1994 and 1995, the Advisor agreed to bear all of the ordinary operating expenses of U.S. Large Company Portfolio and its corresponding Series, except the investment advisory fee of the Series and the administration fee of the Portfolio. Absent this arrangement, the annualized ratio of expenses to average net assets for U.S. Large Company Portfolio for the fiscal year ended November 30, 1994 would have been .66%. Pursuant to the terms of the current administration agreement between U.S. Large Company Portfolio and the Advisor, the Advisor has agreed to waive a portion of its administration fee and/or assume the expenses of the Portfolio to the extent (1) necessary to pay the ordinary operating expenses of the Portfolio (except the administration fee); and (2) that the indirect expenses the Portfolio bears as a shareholder of the Series, on an annual basis, exceed 0.025% of the Portfolio's average net assets.



     The Fund and the Trust each bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees, except as described above with respect to the U.S. Large Company Portfolio. Expenses allocable to a particular Portfolio or Series are so allocated and expenses which are not allocable to a particular Portfolio or Series are borne by each Portfolio or Series on the basis of the fees paid by the Fund or Trust to PFPC.



     The Advisor was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $12.5 billion. David G. Booth and Rex A. Sinquefield, directors and officers of both the Fund and the Advisor and trustees and officers of the Trust, together own approximately 61% of the Advisor's outstanding stock and may be deemed controlling persons of the Advisor. The Advisor owns 100% of the outstanding shares of Dimensional Fund Advisors Ltd. ("DFAL") (see "Investment Services - United Kingdom and Continental Small Company Portfolios") and DFA Australia Pty Limited ("DFA Australia") (see "Investment Services - Japanese and Pacific Rim Small Company Portfolios").


INVESTMENT SERVICES - UNITED KINGDOM AND CONTINENTAL SMALL COMPANY PORTFOLIOS

     Pursuant to Sub-Advisory Agreements with the Advisor, DFAL, 14 Berkeley Street, London, W1X 5AD, England, a company that is organized under the laws of England, has the authority and responsibility to select brokers or dealers to execute securities transactions for United Kingdom and Continental Small Company Portfolios. DFAL's duties include the maintenance of a trading desk for the Portfolios and the determination of the best and most efficient means of
executing securities transactions.   On at least a semi-annual basis the Advisor
reviews the holdings of United Kingdom and Continental Small Company Portfolios and reviews the trading process and the execution of securities transactions. The Advisor is responsible to determine those securities which are eligible for purchase and sale by these Portfolios and may delegate this task, subject to its own review, to DFAL. DFAL maintains and furnishes to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Portfolios. The Advisor pays DFAL quarterly fees of 12,500 pounds sterling for services to each Portfolio. DFAL is a member of the Investment Management Regulatory Organization Limited ("IMRO"), a self regulatory organization for investment managers operating under the laws of England. If a shareholder of United Kingdom Small Company Portfolio or Continental Small Company Portfolio wishes to register a complaint against DFAL, that shareholder may either make the complaint in writing to the Compliance Officer of DFAL or may complain directly to IMRO.

INVESTMENT SERVICES - JAPANESE AND PACIFIC RIM SMALL COMPANY PORTFOLIOS

     Pursuant to Sub-Advisory Agreements with the Advisor, DFA Australia, Suite 4403 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia, the successor to Dimensional Fund Advisors Asia Inc., has the authority and responsibility to select brokers and dealers to execute securities transactions for Japanese and Pacific Rim Small Company Portfolios. DFA Australia's duties include the maintenance of a trading desk for each Portfolio and the determination of the best and most efficient means of executing securities transactions. On at least a semi-annual basis, the Advisor reviews the holdings of Japanese and Pacific Rim Small Company Portfolios and reviews the trading process and the execution of securities transactions. The Advisor is responsible to determine those securities which are eligible for purchase and sale by these Portfolios and may delegate this task, subject to its own review, to DFA Australia. DFA Australia maintains and furnishes to the Advisor information and reports on Japanese and Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by each Portfolio. The Advisor pays DFA Australia quarterly fees of 25,000 Hong Kong dollars for services to each Portfolio.

INVESTMENT SERVICES - DFA/AEW REAL ESTATE SECURITIES PORTFOLIO

     Pursuant to a Sub-Advisory Agreement with the Fund, Aldrich, Eastman & Waltch L.P., Boston, MA ("AEW"), provides the Advisor with real estate expertise and advice regarding investments of the Portfolio. For its services the Portfolio pays AEW a fee which, on an annual basis, equals .175% of the average net assets of the Portfolio. AEW is a Massachusetts limited partnership founded in 1981 that currently manages approximately $4.1 billion for its institutional clients. The general partner of AEW is AEW Holdings, L.P., whose general partner is Aldrich, Eastman & Waltch, Inc. ("AEW, Inc."), a registered investment advisor. Peter C. Aldrich and Thomas G. Eastman each own 28.7% of
the voting securities of AEW, Inc.   While AEW has not previously served as an
investment advisor to a registered investment company, the firm has substantial experience in providing institutional investors with advice regarding investment in real estate.

ADMINISTRATIVE SERVICES - THE FEEDER PORTFOLIOS

     The Fund has entered into an administration agreement with the Advisor, on behalf of each Feeder Portfolio. Pursuant to each administration agreement, the Advisor performs various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the corresponding Series; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. For its administrative services, the Feeder Portfolios pay the Advisor a monthly fee equal to one-twelfth of the percentages listed below:

     U.S. 6-10 Small Company                           .32%

     U.S. Large Company                                .215%(*)


     Enhanced U.S. Large Company                       .15%


     U.S. Small Cap Value                              .30%

     U.S. Large Cap Value                              .15%


     RWB/DFA International High Book to Market         .01%


     Emerging Markets                                  .40%

     DFA One-Year Fixed Income                         .10%


     DFA Two-Year Corporate Fixed Income               .05%



     DFA Two-Year Global Fixed Income                  .10%



     DFA Two-Year Government                           .05%



--------------------------
     * Pursuant to the terms of the administration agreement between U.S. Large Company Portfolio and the Advisor, the Advisor has agreed to waive a portion of its administration fee and/or assume the expenses of the Portfolio to the extent (1) necessary to pay the ordinary operating expenses of the Portfolio (except the administration fee); and (2) that the direct expenses the Portfolio bears as a shareholder of the Series, on an annual basis, exceeds 0.025% of the Portfolio's average net assets.



CLIENT SERVICE AGENT - RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO



     Pursuant to a Client Service Agent Agreement, Reinhart Werba Bowen Advisory Services, San Jose, CA ("RWBAS") performs various services for the RWB/DFA International High Book to Market Portfolio, including: establishment of a toll-free telephone number for shareholders of the Portfolio to use to obtain or receive up-to-date account information; providing to shareholders quarterly reports with respect to the performance of the Portfolio; and providing shareholders with such information regarding the operation and affairs of the Portfolio, and their investment in its shares, as the shareholders or the Board of Directors may reasonably request. Effective February 8, 1995, for its services, the Portfolio pays RWBAS a monthly fee which, on an annual basis, equals .13% of the average daily net assets of the Portfolio. RWBAS has agreed to waive its fee under certain circumstances. (See "MANAGEMENT OF THE FUND.")


DIRECTORS AND OFFICERS

     The Board of Directors is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Feeder Portfolios and the Trust. Information as to the Directors and Officers of the Fund and the Trust is set forth in the Statement of Additional Information under "Directors and Officers."


                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

     Each Portfolio of the Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") so that it will not be liable for federal income taxes to the extent that its net investment income and net realized capital gains are distributed. The policy of the Domestic and International Equity Portfolios, except U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio and U.S. Large Cap Value Portfolio, is to distribute substantially all of their net investment income together with any net realized capital gains in November and December of each year. Dividends from net investment income of U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio and U.S. Large Cap Value Portfolio are distributed quarterly and any net realized capital gains are distributed annually after November 30. Net investment income, which is accrued daily, will be distributed monthly (except for January) by DFA One-Year Fixed Income Portfolio, quarterly by DFA Intermediate Government Fixed Income, DFA Two-Year Global Fixed Income, DFA Two-Year Corporate Fixed Income, DFA Two-Year Government, DFA Global Fixed Income and DFA Global Bond Portfolios, and semi-annually by DFA Five-Year Government Portfolio. Any net realized capital gains of Fixed Income Portfolios will be distributed annually after the end of the fiscal year. Each Portfolio of the Fund is treated as a separate corporation for Federal tax purposes.



     Shareholders of all of the Portfolios will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date), unless as to U.S. 9-10 Small Company Portfolio, U.S. 6-10 Small Company Portfolio, the Fixed Income Portfolios, DFA/AEW Real Estate Securities Portfolio, U.S. Large Company Portfolio, and the Value Portfolios upon written notice to the Transfer Agent, the shareholder selects one of the options listed below. While shareholders of the Enhanced U.S. Large Company Portfolio will automatically receive all capital gains distributions in additional shares of the Portfolio, upon written notice to the Transfer Agent, they may receive all income dividends in cash.


     Income Option -          to receive income dividends in cash and capital
                              gains distributions in additional shares at net asset value.

     Capital Gains Option -   to receive capital gains distributions in cash and
                              income dividends in additional shares at net asset value.

     Cash Option -            to receive both income dividends and capital gains
                              distributions in cash.


     As noted above, U.S. 6-10 Small Company, U.S. Large Company, Enhanced U.S. Large Company, DFA One-Year Fixed Income, DFA Two-Year Corporate Fixed Income, U.S. Small Cap Value, U.S. Large Cap Value, RWB/DFA International High Book to Market Portfolios (collectively the "Corporate Feeder Portfolios") seek to achieve their investment objectives by investing all of their investable assets in a corresponding series of shares of the Trust (collectively the "Corporate Series"). The Corporate Series intend to qualify each year as regulated investment companies under the Code.

     A Corporate Feeder Portfolio receives income in the form of income dividends paid by the corresponding Corporate Series. This income, less the expenses incurred in operations, is a Corporate Feeder Portfolio's net investment income from which income dividends are distributed as described above. A Corporate Feeder

Portfolio also may receive capital gains distributions from the corresponding Corporate Series and may realize capital gains upon the redemption of the shares of the corresponding Corporate Series. Any net realized capital gains of a Corporate Feeder Portfolio will be distributed as described above.


     As noted above, the Emerging Markets, DFA Two-Year Global Fixed Income and DFA Two-Year Government Portfolios ("Partnership Feeder Portfolios") seek to achieve their investment objectives by investing all of their investable assets in a corresponding series of shares of the Trust (collectively "Partnership Series"). Each Partnership Series is classified as a partnership for federal income tax purposes. A Partnership Feeder Portfolio receives a proportionate share of the income of its corresponding Partnership Series.



     If a Portfolio, except for the Feeder Portfolios, purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), such Portfolio may be subject to U.S. federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. In the case of a Corporate Feeder Portfolio, if the corresponding Series purchases shares in PFICs, such Series may be subject to U.S. federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Series to the Corporate Feeder Portfolio. In the case of a Partnership Feeder Portfolio, if the corresponding Series purchases shares in PFICs, the Partnership Feeder Portfolio may be subject to U.S. federal income tax and a related interest charge on a portion of any "excess distribution" or gain from the disposition of such shares.



     The Portfolios (or, in the case of a Feeder Portfolio, the corresponding Series) may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% in value of the total assets of a Portfolio, or in the case of a Partnership Feeder Portfolio (but not a Corporate Feeder Portfolio) its corresponding Series, are invested in securities of foreign corporations, such Portfolio may elect to pass-through to its shareholders their pro rata share of foreign income taxes paid by such Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.



      Since virtually all the net investment income from the Fixed Income Portfolios is expected to arise from earned interest, it is not expected that any of those Portfolios' distributions will be eligible for the dividends received deduction for corporations. Similarly, it is anticipated that either none or only a small portion of the distributions made by the International Equity Portfolios will qualify for the corporate dividends received deduction because of such Portfolios' investment in foreign equity securities. In the case of the other Portfolios, dividends from net investment income will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.


     Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. For those investors subject to tax, if purchases of shares of a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio whose shares they own.

     Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

     The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two Portfolios of the Fund. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes.


     A Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.


     The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.


                               PURCHASE OF SHARES

     Investors may purchase shares of any Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor and all investors must complete and submit the necessary account registration forms. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares of any Portfolio.


     Only clients of RWBAS are eligible to purchase shares of the RWB/DFA International High Book to Market Portfolio, and any such person should first contact RWBAS at (800) 366-7266, ext. 124, to notify RWBAS of the proposed investment.



     Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment, then requesting the bank to transmit immediately available funds (Federal Funds) by wire to the appropriate Custodian, for the Account of DFA Investment Dimensions Group Inc. (specify Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor. Investors who wish to purchase shares of any Portfolio by check should send their check to DFA Investment Dimensions Group Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. Chase Manhattan Bank, N.A. serves as custodian for Emerging Markets Portfolio. Boston Safe Deposit and Trust Company serves as custodian for the International Equity Portfolios, except for Emerging Markets Portfolio, and DFA Two-Year Global Fixed Income and DFA Global Fixed Income Portfolios. PNC Bank, N.A. serves as custodian for all other Portfolios.


     Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

IN KIND PURCHASES


     If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios (or their corresponding Series) as described in this prospectus or in exchange for local currencies in which eligible securities of the International Equity Portfolios, the International Value Series, DFA Two-Year Global Fixed Income Series and DFA Global Fixed Income Portfolio are denominated. Purchases in exchange for securities will not be subject to a reimbursement fee. Securities and local currencies to be exchanged which are accepted by the Fund and Fund shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the International Equity

Portfolios, DFA Two-Year Global Fixed Income Portfolio or DFA Global Fixed Income Portfolio with local currencies should first contact the Advisor for wire instructions.


     The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included in the Portfolio whose shares are to be issued (or in its corresponding Series) and current market quotations are readily available for such securities;
(2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the Portfolio or Series may not exceed 5% of the net assets of the Portfolio or Series immediately after the transaction, however, this last limitation does not apply to DFA Global Fixed Income Portfolio. The Fund will accept such securities for investment and not for resale.

     A gain or loss for federal income tax purposes will be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in
such exchanges should contact the Advisor.   Purchases of shares will be made in
full and fractional shares
calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the stockholder. Certificates for fractional shares, however, will not be issued.


                              VALUATION OF SHARES


     The net asset value per share of each Portfolio and corresponding Series is calculated as of the close of the NYSE by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Series. The value of the shares of each Portfolio will fluctuate in relation to its own investment experience. Securities held by the Portfolios and corresponding Series which are listed on the securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, U.S. 9-10 Small Company Portfolio, the 6-10 Series, the U.S. Large Company Series, DFA/AEW Real Estate Securities Portfolio, the Value Series and Emerging Markets Series value such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Directors. The net asset values per share of the International Equity Portfolios, the International Value Series, Two-Year Global Fixed Income Series and DFA Global Fixed Income Portfolio are expressed in U.S. dollars by translating the net assets of each Portfolio or Series using the bid price for the dollar as quoted by generally recognized reliable sources.


     Provided that the Transfer Agent has received the investor's Account Registration Form in good order and the Custodian has received the investor's payment, shares of the Portfolio selected will be priced at the public offering price calculated next after receipt of the investor's funds by the Custodian. The Transfer Agent or the Fund may from time to time appoint a sub-transfer agent for the receipt of purchase orders and funds from certain investors. With respect to such investors, the shares of the Portfolio selected will be priced at the public offering price calculated after receipt of the purchase order by the sub-transfer agent. The only difference between a normal purchase and a purchase through a sub-transfer agent is that if the investor buys shares through a sub-transfer agent, the purchase price will be the public offering price next calculated after the sub-transfer agent receives the order, rather than on the day the Custodian receives the investor's payment (provided that the Transfer Agent has received the investor's purchase order in good order). "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor has been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.


     The value of the shares of The Fixed Income Portfolios, the One-Year Fixed Income Series, Two-Year Corporate Fixed Income Series, Two-Year Government Series and Two-Year Global Fixed Income Series will tend to fluctuate with interest rates because, unlike money market funds, these Portfolios and the Series do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded OTC and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the OTC market. Securities held by The Fixed Income Portfolios, the One-Year Fixed Income Series, Two-Year Corporate Fixed Income Series, Two-Year Government Series and Two-Year Global Fixed Income Series may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors.



     Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the International Equity Portfolios, the International Value Series, Two-Year Global Fixed Income Series and DFA Global Fixed Income Portfolio are determined as of such times for the purpose of computing the net asset values of these Portfolios or Series. If events which materially affect the value of the investments of a Portfolio or Series occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above.


     Certain of the securities holdings of the Emerging Markets Series in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the valuation of the securities. For example, the Series might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (E.G., 5 years) may result in the imposition of lower tax rates than a shorter holding period (E.G., 1 year). The Series may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require the Series to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that the Series makes at that time concerning the anticipated holding period for the securities. Absent special circumstances as determined by the Board of Trustees of the Trust, it is presently intended that the valuation of such securities will be based upon the assumption that they will be held for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions. However, the use of such valuation standards will not prevent the Series from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Series.

PUBLIC OFFERING PRICE


     It is management's belief that payment of a reimbursement fee by each investor, which is used to defray significant costs associated with investing proceeds of the sale of their shares to such investors, will eliminate a dilutive effect such costs would otherwise have on the net asset value of shares held by previous investors. Therefore, the shares of the Emerging Markets Series and the International Equity Portfolios, with the exception of United Kingdom Small Company Portfolio, Large Cap International Portfolio and RWB/DFA International High Book to Market Portfolio, are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee. The amount of the reimbursement fee represents management's estimate of the costs reasonably anticipated to be associated with the purchase of securities by those Portfolios and the Emerging Markets Series and is paid to the Portfolios and Series and used by them to defray such costs. Such costs include brokerage commissions on listed securities, imputed commissions on OTC securities and a
 .5% Stamp Duty imposed on the purchase of stocks on the ISE. The reimbursement fees for the International Equity Portfolios, expressed as a percentage of the net asset value of the shares of each Portfolio, are: Continental and Pacific Rim Small Company Portfolios-1%; Japanese Small Company Portfolio and the Emerging Markets Portfolio-0.50%;

and DFA International Small Cap Value Portfolio-0.70%. Reinvestments of dividends and capital gains distributions paid by the Portfolios and in-kind investments are not subject to a reimbursement fee. (See "In-Kind Purchases" and "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")



     The public offering price of shares of the Domestic Equity Portfolios, United Kingdom Small Company Portfolio, Large Cap International Portfolio, RWB/DFA International High Book to Market Portfolio and the Fixed Income Portfolios is the net asset value thereof next determined after the receipt of the investor's funds by the Custodian, provided that an Account Registration Form in good order has been received by the Transfer Agent; no sales charge or reimbursement fee is imposed.


                                  DISTRIBUTION

     The Fund acts as distributor of each series of its own shares of stock. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.


                               EXCHANGE OF SHARES

     Investors may exchange shares of one Portfolio for those of another Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed exchange and then completing an Exchange Form and mailing it to:

                    DFA Investment Dimensions Group Inc.
                    Attn:  Client Operations
                    1299 Ocean Avenue, 11th Floor
                    Santa Monica, CA  90401

     The minimum amount for an exchange is $100,000. Exchanges are not accepted into or from the International Equity Portfolios, except Large Cap International Portfolio.

     Investors in any Portfolio eligible for the exchange privilege also may exchange all or part of their Portfolio shares into a portfolio of Dimensional Investment Group Inc., an open-end, management investment company, subject to the minimum purchase requirement set forth in that fund's prospectus. Investors may contact the Advisor at the above-listed phone number for more information on such exchanges and to request a copy of the prospectus of Dimensional Investment Group Inc.

     The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Fund, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of a Portfolio.

     The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the shares of the Portfolio being acquired are registered in the investor's state of residence.

     There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, waive the minimum amount requirement, limit the amount of or reject any exchange, as deemed necessary, at any time.


                              REDEMPTION OF SHARES

     Investors who desire to redeem shares of a Portfolio must first contact the Advisor at the telephone number shown under "PURCHASE OF SHARES." Each Portfolio will redeem shares at the net asset value of such shares next determined, either: (1) where stock certificates have not been issued, after receipt of a written request for redemption in good order, by the Fund's Transfer Agent or (2) if stock certificates have been issued, after receipt of the stock certificates in good order at the office of the Transfer Agent. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including: the stock certificate(s), if issued; a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; and, if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents.


     Shareholders redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire on an authorization form filed with the Fund, may request that redemption proceeds be paid in federal funds wired to the bank they have designated on the authorization form. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No charge is made by the Fund for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. (See "PURCHASE OF SHARES.")


     Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.


                              GENERAL INFORMATION

     The Fund was incorporated under Maryland law on June 15, 1981. Until June 1983, the Fund was named DFA Small Company Fund Inc. The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Series only to institutional investors in private offerings. The Fund may withdraw the investment of a Feeder Portfolio in a Series of the Trust at any time, if the Board of Directors of the Fund determines that it is in the best interests of the Portfolio to do so. Upon any such withdrawal, the Board of Directors of the Fund would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment advisor to manage the Portfolio's assets in accordance with the investment policies described above.


     Whenever a Feeder Portfolio, as an investor in its corresponding Trust Series, is asked to vote on a shareholder proposal, the Directors of the Fund intend to vote all of the shares that the Feeder Portfolio holds in the Series without submitting any such proposal to the shareholders of the Feeder Portfolio, except when the Board of Directors of the Fund determines that it is in the best interests of the Fund to submit the proposal to the shareholders of a Feeder Portfolio. If the Directors of the Fund decide to submit a proposal to the shareholders of a Feeder Portfolio, the Fund will hold a special meeting of the Feeder Portfolio's shareholders to solicit their votes with respect to the proposal. The Directors of the Fund will then vote the Feeder Portfolio's shares in the Series in accordance with the voting instructions received from the Feeder Portfolio's shareholders. The Directors of the Fund will vote shares of the Feeder Portfolio for which they receive no voting instructions in the same proportion as the shares for which they receive voting instructions. If a majority shareholder of Emerging Markets Series redeems its entire interest in the Series, a majority in interest of the remaining shareholders in the Series must vote to approve the continuing existence of the Series or the Series will be liquidated. That issue will be voted upon only by the direct holders of Series shares and will not be voted upon by the shareholders of the Emerging Markets Portfolio.


     The Portfolios and the Series may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Series. Standard quotations of total return, which include deductions of any applicable reimbursement fees, are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated to provide comparability to other investment companies. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods, excluding deduction of reimbursement fees charged to investors and paid to the Portfolios which would otherwise reduce returns quotations, and linking actual Portfolio return with simulated data for periods prior to a Portfolio's inception. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines which were established effective May 1, 1988. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders for the fiscal year ended November 30, 1994 contains additional performance information. A copy of the annual report is available upon request and without charge.

     With respect to the International Equity Portfolios and DFA Global Fixed Income Portfolio, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio as well as the performance of the local currency or currencies of the Portfolio. Inasmuch as DFA Global Fixed Income Portfolio intends to continually hedge against the risk of variations in currency exchange rates, the Advisor believes that the variation of the Portfolio's investment performance in relation to fluctuations in currency exchange rates will be minimized.


     As of October 31, 1995, the following persons beneficially owned more than 25% of the voting securities of the following Portfolios:

                        U.S. 6-10 SMALL COMPANY PORTFOLIO


     Washington University Endowment Fund                                 33.03%
     7425 Forsyth Blvd., St. Louis, Missouri  63105-2103


                          U.S. LARGE COMPANY PORTFOLIO


     Charles Schwab & Company, Inc. - REIN*                               61.78%
     101 Montgomery Street, San Francisco, CA  94104


---------------

*    Owner of record only.

                         U.S. SMALL CAP VALUE PORTFOLIO


     Charles Schwab & Company, Inc. - REIN*                               31.56%
     101 Montgomery Street, San Francisco, CA  94104


                         U.S. LARGE CAP VALUE PORTFOLIO


     Charles Schwab & Company, Inc. - REIN*                               50.65%
     101 Montgomery Street, San Francisco, CA  94104


                    DFA/AEW REAL ESTATE SECURITIES PORTFOLIO


     Owens-Illinois Master Retirement Trust                               38.12%
     34 Exchange Place, Jersey City, NJ  07302



     Charles Schwab & Company, Inc. - REIN*                               43.37%
     101 Montgomery Street, San Francisco, CA  94104


                        JAPANESE SMALL COMPANY PORTFOLIO


     Charles Schwab & Company, Inc. - REIN*                               32.75%
     101 Montgomery Street, San Francisco, CA  94104



     BellSouth Corporation Master Pension Trust                           29.68%
     1155 Peachtree Street, N.E., Atlanta, GA  30367


                       PACIFIC RIM SMALL COMPANY PORTFOLIO


     BellSouth Corporation Master Pension Trust                           60.02%
     1155 Peachtree Street, N.E., Atlanta, GA  30367


                     UNITED KINGDOM SMALL COMPANY PORTFOLIO


     BellSouth Corporation Master Pension Trust                           43.07%
     1155 Peachtree Street, N.E., Atlanta, GA  30367



     Charles Schwab & Company, Inc. - REIN*                               26.68%
     101 Montgomery Street, San Francisco, CA  94104


                           EMERGING MARKETS PORTFOLIO


     Charles Schwab & Company, Inc. - REIN*                               68.00%
     101 Montgomery Street, San Francisco, CA   94104


                       CONTINENTAL SMALL COMPANY PORTFOLIO


     BellSouth Corporation Master Pension Trust                           31.79%
     1155 Peachtree Street, N.E., Atlanta, GA  30367-6000



     Charles Schwab & Company, Inc. - REIN*                               28.00%
     101 Montgomery Street, San Francisco, CA  94104


                        LARGE CAP INTERNATIONAL PORTFOLIO

---------------

*    Owner of record only.

     Charles Schwab & Company, Inc. - REIN*                               83.97%
     101 Montgomery Street, San Francisco, CA  94104


               RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO


     Charles Schwab & Company, Inc. - REIN*                               93.91%
     101 Montgomery Street, San Francisco, CA   94104


                   DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO


     BellSouth Corporation Master Pension Trust                           57.42%
     1155 Peachtree Street, N.E., Atlanta, GA  30367-6000



     Charles Schwab & Company, Inc. - REIN*                               30.37%
     101 Montgomery Street, San Francisco, CA   94104


                       DFA FIVE-YEAR GOVERNMENT PORTFOLIO


     Charles Schwab & Company, Inc. - REIN*                               68.50%
     101 Montgomery Street, San Francisco, CA  94104


                        DFA GLOBAL FIXED INCOME PORTFOLIO


     Charles Schwab & Company, Inc. - REIN*                               72.11%
     101 Montgomery Street, San Francisco, CA  94104


               DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO


     Charles Schwab & Company, Inc. - CAP*                                66.10%
     101 Montgomery Street, San Francisco, CA  94104


     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

---------------

*    Owner of record only.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

DFA INVESTMENT DIMENSIONS GROUP INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401
Tel. No. (310) 395-8005

INVESTMENT ADVISOR
DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401
Tel. No. (310) 395-8005

SUB-ADVISORS
DIMENSIONAL FUND ADVISORS LTD.
14 Berkeley Street
London  W1X 5AD
England
Tel. No. (071) 495-2343

DFA AUSTRALIA PTY LIMITED
Suite 4403 Gateway
1 MacQuarie Place
Sydney, New South Wales 2000
Australia

ALDRICH, EASTMAN & WALTCH L.P.
225 Franklin Street, 25th Floor
Boston, MA  02110
Tel. No. (617) 261-9506

CUSTODIANS - INTERNATIONAL
BOSTON SAFE DEPOSIT AND TRUST COMPANY
Princess House
1 Suffolk Lane
London EC4R 0AN
England

CHASE MANHATTAN BANK, N.A.
4 Chase Metrotech Center
Brooklyn, NY  11245

CUSTODIAN - DOMESTIC
PNC BANK, N.A.
200 Stevens Drive, Airport Business Center
Lester, PA  19113

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE  19809

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG
2600 One Commerce Square
Philadelphia, PA  19103-7098

INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, PA  19103

                      DFA INVESTMENT DIMENSIONS GROUP INC.

         1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA  90401
                           TELEPHONE:  (310) 395-8005

                      STATEMENT OF ADDITIONAL INFORMATION


                               February -  , 1996




     DFA Investment Dimensions Group Inc. (the "Fund") offers twenty-eight series of shares. This statement of additional information relates to twenty-two of those series: U.S. 9-10 SMALL COMPANY PORTFOLIO, U.S. 6-10 SMALL COMPANY PORTFOLIO, U.S. LARGE COMPANY PORTFOLIO, ENHANCED U.S. LARGE COMPANY PORTFOLIO, U.S. SMALL CAP VALUE PORTFOLIO, U.S. LARGE CAP VALUE PORTFOLIO, DFA/AEW REAL ESTATE SECURITIES PORTFOLIO, JAPANESE SMALL COMPANY PORTFOLIO, PACIFIC RIM SMALL COMPANY PORTFOLIO, UNITED KINGDOM SMALL COMPANY PORTFOLIO, EMERGING MARKETS PORTFOLIO, CONTINENTAL SMALL COMPANY PORTFOLIO, LARGE CAP INTERNATIONAL PORTFOLIO, RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO, DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO, DFA ONE-YEAR FIXED INCOME PORTFOLIO, DFA TWO-YEAR CORPORATE FIXED INCOME PORTFOLIO, DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO, DFA TWO-YEAR GOVERNMENT PORTFOLIO, DFA FIVE-YEAR GOVERNMENT PORTFOLIO, DFA GLOBAL FIXED INCOME PORTFOLIO AND DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO (collectively, the "Portfolios"). This statement of additional information is not a prospectus but should be read in conjunction with the Portfolios' prospectus dated February ___, 1996, which can be obtained from the Fund by writing to the Fund at the above address or by calling the above telephone number.



                               TABLE OF CONTENTS
                                                                       PAGE


PORTFOLIO CHARACTERISTICS AND POLICIES.. . . . . . . . . . . . . . . . . 1

BROKERAGE COMMISSIONS .. . . . . . . . . . . . . . . . . . . . . . . . . 2

INVESTMENT LIMITATIONS.. . . . . . . . . . . . . . . . . . . . . . . . . 4

OPTIONS ON STOCK INDICES.. . . . . . . . . . . . . . . . . . . . . . . . 7

FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS.. . . . . . . . . . . . . . .10

MANAGEMENT OF THE FUND.. . . . . . . . . . . . . . . . . . . . . . . . .11

DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . .11

ADMINISTRATIVE SERVICES. . . . . . . . . . . . . . . . . . . . . . . . .13

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .14

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . .16

PURCHASE OF SHARES.. . . . . . . . . . . . . . . . . . . . . . . . . . .22

REDEMPTION AND TRANSFER OF SHARES. . . . . . . . . . . . . . . . . . . .23

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . .23

FINANCIAL STATEMENTS.. . . . . . . . . . . . . . . . . . . . . . . . . .27

                     PORTFOLIO CHARACTERISTICS AND POLICIES


     The following information supplements the information set forth in the prospectus under the captions "PORTFOLIO CHARACTERISTICS AND POLICIES - SMALL COMPANY PORTFOLIOS," "U.S. LARGE COMPANY PORTFOLIO - Investment Objective and Policies," "ENHANCED U.S. LARGE COMPANY PORTFOLIO - Investment Objective and Policies," "LARGE CAP INTERNATIONAL PORTFOLIO - Investment Objective and Policies," "INVESTMENT OBJECTIVES AND POLICIES - FIXED INCOME PORTFOLIOS," "DFA/AEW REAL ESTATE SECURITIES PORTFOLIO," "VALUE PORTFOLIOS - Portfolio Characteristics and Policies," "RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO - Investment Objective and Policies," "EMERGING MARKETS PORTFOLIO - Investment Objective and Policies" and "DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO - Investment Objective and Policies." The following information applies to all the Portfolios, except the Feeder Portfolios, and also to the Trust Series.


     Because the structure of the Domestic and International Equity Portfolios is based on the relative market capitalizations of eligible holdings, it is possible that the Portfolios might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Fund and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940 and certain requirements of the Act regulating dealings between affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Portfolios and the anticipated amount of a Portfolio's assets intended to be invested in such securities, management does not anticipate that a Portfolio will include as much as 5% of the voting securities of any issuer.

     Each of the International Equity Portfolios may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Portfolio may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by a Portfolio upon conversion of a convertible debenture will generally be held for so long as the Adviser anticipates such stock will provide the Portfolio with opportunities which are consistent with the Portfolio's investment objective and policies.

     Because the relative market capitalizations of small companies compared with larger companies generally do not change substantially over short periods of time, the portfolio turnover rates of the Small Company Portfolios ordinarily are anticipated to be low and are not expected to exceed 25% per year. Generally, securities will be purchased with the expectation that they will be held for longer than one year. Generally, securities will be held until such time as, in the Advisor's judgment, they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalization. Because The DFA/AEW Real Estate Securities Portfolio generally will hold securities for the long term, its turnover rate ordinarily is anticipated to be low and is not expected to exceed 10% per year. Generally, securities will be purchased with the expectation that they will be held for longer than one year.

                              BROKERAGE COMMISSIONS

     The following table depicts brokerage commissions paid by the Fund Portfolios. For Feeder Portfolios, the amounts include commissions paid by the corresponding Series.


                              BROKERAGE COMMISSIONS
               FISCAL YEARS ENDED NOVEMBER 30, 1994, 1993 AND 1992


                                           1994           1993         1992
   U.S. 9-10 Small Company              $1,431,640      $732,528     $602,144

   U.S. 6-10 Small Company                 398,610       301,156      148,550

   U.S. Large Company                       10,643        58,218       12,234

   Japanese Small Company                  807,580       724,038      295,692

   United Kingdom Small Company            138,025        97,468       89,254

   Continental Small Company               343,484       343,850      216,531

   Large Cap International                 153,475       110,610          ---

   U.S. Small Cap Value                  1,860,712       328,869          ---

   U.S. Large Cap Value                    367,810       134,312          ---

   DFA/AEW Real Estate Securities           83,979        63,997          ---

   Pacific Rim Small Company               529,025       871,257          ---

   RWB/DFA International High Book
    to Market                              623,031       233,355          ---

   Emerging Markets                         79,105           ---          ---
                                        ----------    ----------   ----------
      TOTAL                             $6,827,119    $3,999,658   $1,364,405




     The substantial increases or decreases in the amount of brokerage commissions paid by certain Portfolios from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by those Portfolios. During the fiscal year 1993, The U.S. 6-10 Small Company Portfolio and Series and The U.S. 9-10 Small Company Portfolio paid total commissions of $29,934 to Kemper Capital Markets, Inc., a securities firm which has been succeeded by Kemper Securities, Inc., an affiliate of Kemper Financial Services, Inc., which owned approximately 15.6% of the Advisor's outstanding stock during that year. Such commissions represented
 .652% of the total commissions paid by the Fund for such year and the total value of transactions as to which such commissions relate were $4,551,431 or
 .482% of the Fund's total value of transactions involving payment of commissions during fiscal year ended November 30, 1993. No commissions were paid to affiliates or affiliates of affiliates during fiscal year 1994.


     Please note that while the following discussion relates to the policies of certain Portfolios with respect to brokerage commissions, it should be understood that with respect to a Feeder Portfolio, the discussion applies to the Series of the Trust in which the Feeder Portfolio invests all of its assets.

     The Fixed Income Portfolios acquire and sell securities on a net basis with dealers which are major market markers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Portfolios effect transactions.

     Portfolio transactions will be placed with a view to receiving the best price and execution. The Portfolios will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Portfolios to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Portfolios to their brokers to ascertain that they are competitive with those charged by other brokers for similar services. Dimensional Fund Advisors Ltd. performs these services for The United Kingdom and Continental Small Company Portfolios and DFA Australia Pty Ltd. performs these services for The Japanese and Pacific Rim Small Company Portfolios. Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. Brokerage transactions may be placed with securities firms that are affiliated with an affiliate of the Advisor. Commission paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

     The OTC companies eligible for purchase by The U.S. 9-10 Small Company Portfolio, The U.S. 6-10 Small Company Portfolio, The U.S. Small Cap Value Portfolio, and The DFA/AEW Real Estate Securities Portfolio are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with brokers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor to sometimes trade larger blocks than would be possible by going through a single market maker.

     Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, The U.S. 9-10 Small Company Portfolio, The U.S. 6-10 Small Company Portfolio, the Value Portfolios and The DFA/AEW Real Estate Securities Portfolio, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Portfolios can effect transactions at the best available prices.

     During the fiscal year 1994, the Portfolios paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Portfolios as follows:



                                             VALUE OF             BROKERAGE
                                     SECURITIES TRANSACTIONS     COMMISSIONS
U.S. 9-10 Small Company                     $ 17,936,416          $   67,904
U.S. 6-10 Small Company                       20,974,849             125,985
U.S. Small Cap Value                         129,688,743             732,945
U.S. Large Cap Value                         113,847,315             177,095
DFA/AEW Real Estate Securities                   641,539               1,626
U.S. Large Company                            18,339,260               9,999
RWB/DFA International High Book to Market    106,853,325             256,448
                                             -----------             -------
      TOTAL:                                $408,281,447          $1,372,002
                                            ------------          ----------
                                            ------------          ----------


The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions which are greater than another broker might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Fund. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Fund.

     Brokerage commissions for transactions in securities listed on the TSE and other Japanese securities exchanges are fixed. Under the current regulations of the TSE and the Japanese Ministry of Finance, member and non-member firms of Japanese exchanges are required to charge full commissions to all customers other than banks and certain financial institutions, but members and licensed non-member firms may confirm transactions to banks and financial institution affiliates located outside Japan with institutional discounts on brokerage commissions. The Japanese Small Company Portfolio has been able to avail itself of institutional discounts. The Portfolio's ability to effect transactions at a discount from fixed commission rates depends on a number of factors, including the size of the transaction, the relation between the cost to the member or the licensed non-member firm of effecting such transaction and the commission receivable, and the law, regulation and practice discussed above. There can be no assurance that the Portfolio will continue to be able to realize the benefit of discounts from fixed commissions.

     A Feeder Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the corresponding Series of the Trust.

                             INVESTMENT LIMITATIONS

     Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio.

     The Portfolios will not:


(1) invest in commodities or real estate, including limited partnership interests therein, except The DFA/AEW Real Estate Securities Portfolio, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and all Portfolios except The U.S. 9-10 and 6-10 Small Company Portfolios, The DFA One-Year Fixed Income Portfolio and The DFA Five-Year Government Portfolio may purchase or sell financial futures contracts and options thereon; and the Enhanced U.S. Large Company Portfolio may purchase, sell and enter into indices-related futures contracts, options on such futures contracts, securities-related swap agreements and other derivative instruments;


(2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

(3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer, provided that this limitation applies to 100% of the total assets of The U.S. 9-10 Small Company Portfolio and The DFA Global Fixed Income Portfolio is not subject to this limitation;

(4) purchase or retain securities of an issuer if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;


(5) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of a Portfolio's gross assets valued at the lower of market or cost; provided that The United Kingdom, Pacific Rim and Continental Small Company Portfolios, The Large Cap International Portfolio, DFA Two-Year Corporate Fixed Income Portfolio, DFA Two-Year Government Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Global Fixed Income Portfolio, U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, The DFA/AEW Real Estate Securities Portfolio, the Value Portfolios, the RWB/DFA International High Book to Market Portfolio, The U.S. 6-10 Small Company Portfolio, the Emerging Markets Portfolio and the DFA International Small Cap Value Portfolio may borrow amounts not exceeding 33% of their net assets from banks and pledge not more than 33% of such assets to secure such loans;


(6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;


(7) invest more than 10% of the value of the Portfolio's total assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the Enhanced U.S. Large Company, DFA Two-Year Corporate Fixed Income, DFA Two-Year Government and DFA Two-Year Global Fixed Income Portfolios are not subject to this limitation and The DFA/AEW Real Estate Securities Portfolio, the Value Portfolios, the RWB/DFA International High Book to Market Portfolio, The U.S. 6-10 Small Company Portfolio, the Emerging Markets Portfolio, DFA International Small Cap Value Portfolio, may invest not more than 15% of their total assets in illiquid securities;


(8) engage in the business of underwriting securities issued by others;

(9) invest for the purpose of exercising control over management of any company;



(10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization, provided that The DFA/AEW Real Estate Securities Portfolio may invest in a REIT that is registered as an investment company; and provided that the Enhanced U.S. Large Company Portfolio may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depositary Receipts;


(11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation, except this limitation does not apply to The DFA/AEW Real Estate Securities Portfolio;


(12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; except DFA One-Year Fixed Income, DFA Two-Year Corporate Fixed Income and DFA Two-Year Global Fixed Income Portfolios shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under "Investments in the Banking Industry" and as otherwise described under "Portfolio Strategy"; and except The DFA/AEW Real Estate Securities Portfolio shall invest more than 25% of its total assets in securities of companies in the real estate industry;

(13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs, except the Enhanced U.S. Large Company Portfolio may write or acquire options;


(14) purchase warrants, however, the Domestic and International Equity Portfolios may acquire warrants as a result of corporate actions involving their holdings of other equity securities;


(15) purchase securities on margin or sell short;


(16) acquire more than 10% of the voting securities of any issuer and The U.S. 9-10 Small Company Portfolio will not acquire more than 10% of any class of securities of any issuer, and provided that this limitation applies only to 75% of the assets of The DFA/AEW Real Estate Securities Portfolio, the Value Portfolios, the Emerging Markets Portfolio and the DFA International Small Cap Value Portfolio.

     The investment limitations described in (3), (7), (9), (10), (11), (12) and
(16) above do not prohibit each Feeder Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as a Series of the Trust. The investment limitations of each Series are the same as those of the corresponding Feeder Portfolio.


     The investment limitations described in (1) and (15) above do not prohibit each Portfolio that may purchase or sell financial futures contracts and options thereon from making margin deposits not exceeding 5% of its net assets; and the investment limitations described in (1), (13) and (15) above do not prohibit the Enhanced U.S. Large Company Portfolio from (i) making margin deposits in connection with transactions in options; and (ii) maintaining a short position, or purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof in connection with transactions in options, futures, and options on futures and transactions arising under swap agreements or other derivative instruments;


     For purposes of (5) above, the Emerging Markets Portfolio (indirectly through its investment in the Emerging Markets Series) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade. The only type of borrowing contemplated thereby is the use of a letter of credit issued on the Emerging Markets Series' behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Series has no present intent to engage in any other types of borrowing transactions under this authority.

     Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Feeder Portfolios will only hold shares of a corresponding Series, these Portfolios do not intend to lend those shares.


     For the purposes of (7) above, DFA One-Year Fixed Income Portfolio, DFA Two-Year Corporate Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio (indirectly through their investment in the corresponding Series) and DFA Global Fixed Income Portfolio may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act") subject to the requirements regarding credit ratings stated in the prospectus under "Description of Investments." Further, pursuant to Rule 144A under the 1933 Act, the Portfolios may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% or 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     For the purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.


     Although not a fundamental policy subject to shareholder approval: (1) The Large Cap International and the Small Company Portfolios, including The U.S. 6-10 Small Company Portfolio indirectly through its investment in the 6-10 Series, do not intend to purchase interests in any real estate investment trust; and
(2) the Enhanced U.S. Large Company, DFA Two-Year Corporate Fixed Income, DFA Two-Year Government and DFA Two-Year Global Fixed Income Portfolios (indirectly through their investment in the corresponding Series) do not intend to invest more than 15% of their total assets in illiquid securities.



     The International Equity Portfolios (including the RWB/DFA International High Book to Market Portfolio indirectly through its investment in the corresponding Series), DFA Two-Year Global Fixed Income Portfolio (indirectly through its investment in the Two-Year Global Fixed Income Series) and DFA Global Fixed Income Portfolio may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While each Value Portfolio and the DFA International High Book to Market Portfolio (indirectly through their investment in the corresponding Series), as well as The DFA/AEW Real Estate Securities Portfolio, have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.


     Notwithstanding any of the above investment restrictions, the Emerging Markets Series may establish subsidiaries or other similar vehicles for the purpose of conducting its investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Series or whose use is otherwise considered by the Series to be advisable. The Emerging Markets Series would "look through" any such vehicle to determine compliance with its investment restrictions.


     Unless otherwise indicated, all limitations applicable to the Portfolios' and Series' investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's or Series' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Series' total assets will not require a Portfolio or Series to dispose of an investment until the Advisor determines that it is practicable to sell or closeout the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.



                            OPTIONS ON STOCK INDICES



     The Enhanced U.S. Large Company Series may purchase and sell options on stock indices. With respect to the sale of call options on stock indices, pursuant to published positions of the Securities and Exchange Commission ("SEC"), the Enhanced U.S. Large Company Series will either (1) maintain with its custodian cash or cash equivalents equal to the contract value (less any margin deposits); (2) hold a portfolio of stocks substantially replicating the movement of the index underlying the call option; or (3) hold a separate call on the same index as the call written where the exercise price of the call held is
(a) equal to or less than the exercise price of the call written, or (b) greater than the exercise price of the call written, provided the difference is maintained by the Series in cash or cash equivalents in a segregated account with its custodian. With respect to the sale of put options on stock indices, pursuant to published SEC positions, the Enhanced U.S. Large Company Series will either (1) maintain cash or cash equivalents equal to the exercise price (less any margin deposits) in a segregated account with its custodian; or (2) hold a put on the same index as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written, or (b) less than the exercise price of the put written, provided an amount equal to the difference is maintained by the Series in cash or cash equivalents in a segregated account with its custodian.



     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Enhanced U.S. Large Company Series desires.



     The Enhanced U.S. Large Company Series will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Series will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Enhanced U.S. Large Company Series will realize a capital gain or, if it is less, the Series will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the volatility of the underlying index, and the time remaining until the expiration date.



     If an option written by the Enhanced U.S. Large Company Series expires, the Series realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Enhanced U.S. Large Company Series expires unexercised, the Series realizes a capital loss equal to the premium paid.



     The premium paid for a put or call option purchased by the Enhanced U.S. Large Company Series is an asset of the Series. The premium received for an option written by the Series is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.



RISKS ASSOCIATED WITH OPTIONS ON INDICES



     There are several risks associated with transactions in options on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. The value of an option position will reflect, among other things, the current market price of the underlying index, the time remaining until expiration, the relationship of the exercise price, the term structure of interest rates, estimated price volatility of the underlying index and general market conditions. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.



     Options normally have expiration dates of up to 90 days. The exercise price of the options may be below, equal to or above the current market value of the underlying index. Purchased options that expire unexercised have no value. Unless an option purchased by the Enhanced U.S. Large Company Series is exercised or unless a closing transaction is effected with respect to that position, the Enhanced U.S. Large Company Series will realize a loss in the amount of the premium paid and any transaction costs.



     A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Enhanced U.S. Large Company Series intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the over-the-counter markets only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists. There can be no assurance that the Enhanced U.S. Large Company Series will be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Series may be unable to liquidate an over-the-counter option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Enhanced U.S. Large Company Series would have to exercise those options which they have purchased in order to realize any profit. With respect to options written by the Enhanced U.S. Large Company Series, the inability to enter into a closing transaction may result in material losses to the Series.



     Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Enhanced U.S. Large Company Series would not be able to close out options which it had purchased and may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.



     The Enhanced U.S. Large Company Series' activities in the options markets may result in higher fund turnover rates and additional brokerage costs; however, the Series may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.



INVESTMENT LIMITATIONS ON OPTIONS TRANSACTIONS




     The ability of the Enhanced U.S. Large Company Series to engage in options transactions is subject to certain limitations. The Series may purchase call and put options to the extent that the premiums paid by the Series on all such outstanding options do not exceed 20% of the Series' net assets. The Enhanced U.S. Large Company Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Series' net assets. With regard to the writing of put options, the Enhanced U.S. Large Company Series will limit the aggregate value of the obligations underlying such put options to 50% of the Series' net assets. The Enhanced U.S. Large Company Series will only invest in over-the-counter options to the extent consistent with the 15% limit on investments in illiquid securities.



                                FUTURES CONTRACTS

     Please note that while the following discussion relates to the policies of certain Portfolios with respect to futures contracts, it should be understood that with respect to a Feeder Portfolio, the discussion applies to the Series of the Trust in which the Feeder Portfolio invests all of its assets.


     All Portfolios, except The U.S. 9-10 and 6-10 Small Company Portfolios, The DFA One-Year Fixed Income Portfolio and The DFA Five-Year Government Portfolio, may enter into futures contracts and options on futures contracts. Such Portfolios (with the exception of Enhanced U.S. Large Company Portfolio and its corresponding Series) may enter into futures contracts and options on future contracts only for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. The Enhanced U.S. Large Company Portfolio may use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy.



     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Portfolios or Series will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Portfolio or Series. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios or Series expect to earn income on their margin deposits. Pursuant to current regulations, a Portfolio or Series will not enter into futures contract transactions if, immediately thereafter, the sum of its initial and variation margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, to the extent that a Series or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, such Series or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Series' or Portfolio's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the SEC, the Portfolios or Series may be required to maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.


     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Portfolio or Series would continue to be required to continue to make variation margin deposits. In such circumstances, if the Portfolio or Series has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                   FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions a Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities and other income derived with respect to the Portfolio's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from closing futures contracts will be considered gain from the sale of securities and, therefore, constitute qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test. The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of each Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on each Portfolio's other investments.

                             MANAGEMENT OF THE FUND

     The Advisor has undertaken to reimburse each Portfolio to the extent necessary to satisfy the most restrictive expense ratio required by any state in which the particular Portfolio's shares are qualified for sale. Presently, the most restrictive expense limitation is 2.5% on the first $30,000,000 of average annual net assets of the Portfolio, 2.0% of the next $70,000,000 of such assets, and 1.5% of any excess.

                             DIRECTORS AND OFFICERS

     The names and addresses of the directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below.

DIRECTORS


     David G. Booth*, 49, Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Pty Limited, Dimensional Investment Group Inc. (registered investment company) and Dimensional Emerging Markets Fund Inc. (registered investment company).
Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd.


     George M. Constantinides, 47, Director, Chicago, IL. Leon Carroll Marshall Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc. and Dimensional Emerging Markets Fund Inc. Academic Advisory Council Member, Merrill Lynch & Co.


     John P. Gould, 57, Director, Chicago, IL. Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company and First Prairie Funds (registered investment company). Director, Dimensional Investment Group Inc., Dimensional Emerging Markets Fund Inc. and Harbor Investment Advisors.


     Roger G. Ibbotson, 52, Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc., Dimensional Emerging Markets Fund Inc., Hospital Fund, Inc. (investment management services) and BIRR Portfolio Analysis, Inc. (software products). Chairman, Institute Study of Security Markets. Chairman and President, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting).

     Merton H. Miller, 72, Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc. and Dimensional Emerging Markets Fund Inc.

     Myron S. Scholes, 54, Director, Greenwich, CT. Frank E. Buck Professor of Finance, Graduate School of Business and Professor of Law, Law School, Senior Research Fellow, Hoover Institution, (all) Stanford University. Trustee, The DFA Investment Trust Company. Director, Dimensional Investment Group Inc., Dimensional Emerging Markets Fund Inc., Benham Capital Management Group of Investment Companies and Smith Breedon Group of Investment Companies. Limited Partner, Long-Term Capital Management L.P. (money manager).


     Rex A. Sinquefield*, 51, Director, Chairman and Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Pty Limited, Dimensional Investment Group Inc. and Dimensional Emerging Markets Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.


* Interested Director of the Fund.

OFFICERS

     Each of the officers listed below hold the same office in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Pty Limited, Dimensional Investment Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Fund Inc.


     Arthur Barlow, 40, Vice President, Santa Monica, CA.



     Maureen Connors, 59, Vice President, Santa Monica, CA.



     Truman Clark, 54, Vice President, Santa Monica, CA.



     Robert Deere, 38, Vice President, Santa Monica, CA.


     Irene R. Diamant, 45, Vice President and Secretary, Santa Monica, CA. Associate attorney, Cahill Gordon & Reindel, from 1987 to 1991.


     Eugene Fama, Jr., 35, Vice President, Santa Monica, CA.



     David Plecha, 34, Vice President, Santa Monica, CA.



     George Sands, 40, Vice President, Santa Monica, CA. Managing Director, Asset Strategy Consulting, Los Angeles, CA from 1991 to 1992 and previously Vice President of Wilshire Associates, Santa Monica, CA.



     Michael T. Scardina, 40, Vice President, Chief Financial Officer, Controller and Treasurer, Santa Monica, CA.


     Cem Severoglu, 31, Vice President, Santa Monica, CA.


     Jeanne C. Sinquefield, Ph.D., 49, Executive Vice President, Santa Monica,
CA.


     Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife. Directors and officers as a group own less than 1% of the Fund's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1995 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.




                                     Aggregate              Total Compensation from
Director                           Compensation                       Fund
--------                             from Fund                  and Fund Complex
                                -------------------        --------------------------
George M. Constantinides             $ 15,000                      $ 30,000
John P. Gould                        $ 15,000                      $ 30,000
Roger G. Ibbotson                    $ 15,000                      $ 30,000
Merton H. Miller                     $ 12,000                      $ 24,000
Myron S. Scholes                     $ 15,000                      $ 30,000



                             ADMINISTRATIVE SERVICES


     PFPC Inc. ("PFPC") serves as the accounting services, dividend disbursing and transfer agent for all Fund Portfolios and Series of the Trust. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services. For its services, each of the Portfolios listed below pays PFPC annual fees which are set forth in the following table:


U.S. 9-10 SMALL COMPANY PORTFOLIO
   .1025% of the first $300 million of net assets
   .0769% of the next $300 million of net assets
   .0513% of the next $250 million of net assets
   .0205% of the net assets over $850 million
PFPC has agreed that it may from time to time limit the fee rates for this Portfolio.

DFA/AEW REAL ESTATE SECURITIES PORTFOLIO
   .10% of the first $200 million of net assets
   .075% of the next $200 million of net assets
   .05% of the next $200 million of net assets
   .03% of the next $200 million of net assets
   .02% of net assets over $800 million
The DFA/AEW Real Estate Securities Portfolio is subject to a $4,900 per month minimum fee.

JAPANESE SMALL COMPANY PORTFOLIO
PACIFIC RIM SMALL COMPANY PORTFOLIO
UNITED KINGDOM SMALL COMPANY PORTFOLIO
CONTINENTAL SMALL COMPANY PORTFOLIO
LARGE CAP INTERNATIONAL PORTFOLIO
DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO
Charges for each Portfolio:
   .1230% of the first $300 million of net assets
   .0615% of the next $300 million of net assets
   .0410% of the next $250 million of net assets
   .0205% of the net assets over $850 million

The Pacific Rim Small Company Portfolio is subject to a minimum fee of $100,000. The Large Cap International Portfolio and the DFA International Small Cap Value Portfolio are each subject to $75,000 per year minimum fees.

DFA FIVE-YEAR GOVERNMENT PORTFOLIO
DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO
Charges for each Portfolio:
   .0513% of the first $100 million of net assets
   .0308% of the next $100 million of net assets
   .0205% of net assets over $200 million

DFA GLOBAL FIXED INCOME PORTFOLIO
   .1230% of the first $150 million of net assets
   .0820% of the next $150 million of net assets
   .0615% of the next $300 million of net assets
   .0410% of the next $250 million of net assets
   .0205% of net assets over $850 million
The DFA Global Fixed Income Portfolio is subject to a $75,000 per year minimum fee.


PFPC also charges each Feeder Portfolio a monthly fee of $1,000, except for the Emerging Markets, DFA Two-Year Global Fixed Income and DFA Two-Year Government Portfolios which pay $2,600 monthly.


                                OTHER INFORMATION

     For the services it provides as investment advisor to each Portfolio of the Fund (or, with respect to each Feeder Portfolio, the corresponding Series of the Trust), the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio (or, with respect to each Feeder Portfolio, the corresponding Series of the Trust). For the fiscal years ending November 30, 1992, 1993 and 1994, the Portfolios only paid advisory fees as set forth in the following table:



                                                       1992              1993           1994
                                                       (000)             (000)          (000)
  U.S. 9-10 Small Company Portfolio                   $3,550            $3,149         $3,337

  U.S. 6-10 Small Company Portfolio                  March 20           $   87           n/a
                                                        to
                                                     November
                                                     30, 1992
                                                     --------
                                                      $  191

  U.S. Large Company Portfolio                        $   31            $   19           n/a
                                                   ($36 waived)
  DFA/AEW Real Estate Securities Portfolios             n/a             $   75         $  138

  Japanese Small Company Portfolio                    $  712            $1,127         $1,500

  Pacific Rim Small Company Portfolio                   n/a             $  425         $  962

  United Kingdom Small Company Portfolio              $  728            $  826         $1,044

  Continental Small Company Portfolio                 $1,109            $1,149         $1,627


                                       14


  Large Cap International Portfolio                   waived            $  132         $  148
                                                     ($   35)
  RWB/DFA International High Book to Market             n/a             $  105         $  156
  Portfolio

  DFA One-Year Fixed Income Portfolio                 $  757            $  147           n/a

  DFA Five-Year Government Portfolio                  $  129            $  256         $  427

  DFA Global Fixed Income Portfolio                   $  107            $  192         $  311

  DFA Intermediate Government Fixed Income            $   53            $   72         $   88
  Portfolio



     The Fund commenced offering shares of The U.S. 6-10 Small Company Portfolio in March, 1992; The DFA/AEW Real Estate Securities, The U.S. Large Cap Value and The U.S. Small Cap Value Portfolios in September, 1992; the RWB/DFA International High Book to Market Portfolio in May, 1993; the Emerging Markets Portfolio in April, 1994; the DFA Global Bond and DFA Global Value Portfolios in August, 1994; the DFA International Small Cap Value Portfolio in December, 1994; Enhanced U.S. Large Company, DFA Two-Year Corporate Fixed Income, DFA Two-Year Government and DFA Two-Year Global Fixed Income Portfolios in February, 1996.



     Until March, 1992, The DFA Intermediate Fixed Income Portfolio and The DFA Global Fixed Income Portfolio were named The DFA Intermediate Government Bond Portfolio and The DFA Global Bond Portfolio, respectively. Until February, 1993, The Pacific Rim Small Company Portfolio was named The Asia-Australia Small Company Portfolio. Until May, 1993, The DFA/AEW Real Estate Securities Portfolio, The U.S. Large Cap Value Portfolio and The U.S. Small Cap Value Portfolio were named The DFA Real Estate Securities Portfolio, The U.S. Large Cap High Book to Market Portfolio and The U.S. Small Cap High Book to Market Portfolio, respectively. Until September, 1995, The DFA Intermediate Government Fixed Income Portfolio was named The DFA Intermediate Government Bond Portfolio Shares, The DFA Global Fixed Income Portfolio was named The DFA Global Bond Portfolio Shares, The Pacific Rim Small Company Portfolio was named The Asia-Australia Small Company Portfolio Shares, The DFA/AEW Real Estate Securities Portfolio was named DFA Real Estate Securities Portfolio Shares, The U.S. Large Cap Value Portfolio was named The U.S. Large Cap High Book to Market Portfolio Shares, The U.S. Small Cap Value Portfolio was named The U.S. Small Cap High Book to Market Portfolio Shares. Until February, 1996, RWB/DFA International High Book to Market Portfolio was named DFA International High Book to Market Portfolio.


     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the Investment Company Act of 1940 or other applicable law. The Fund's bylaws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the Investment Company Act of 1940, including semi-annual and annual financial statements of the Fund, the latter being audited at least once each year.

                         PRINCIPAL HOLDERS OF SECURITIES


     As of October 31, 1995, the following stockholders owned beneficially at least 5% of the outstanding stock of the Portfolios, as set forth below.



                      THE U.S. 9-10 SMALL COMPANY PORTFOLIO


     Charles Schwab & Company, Inc. - REIN*                               16.05%
     101 Montgomery Street
     San Francisco, CA  94104

     Pepsico Inc. Master Trust                                            11.27%
     The Northern Trust Company Trustee
     P.O. Box 92956
     801 South Canal
     Chicago, IL  60675

     State Farm Insurance Companies                                       10.84%
     One State Farm Plaza
     Bloomington, IL  61710

     Amoco Corporation Master Trust                                        9.53%
     Employee Pension Plan P94304
     P.O. Box 87703
     Chicago, IL  60680

     Owens-Illinois                                                        6.51%
     Master Retirement Trust
     34 Exchange Place
     Jersey City, NJ  07302

     Board of Trustees, NEBF                                               5.30%
     Pension Benefit Trust Fund
     1125 15th Street, N.W.
     Washington, D.C.  20005

                      THE U.S. 6-10 SMALL COMPANY PORTFOLIO

     Washington University                                                33.03%
     Endowment Fund
     P. O. Box 1047
     St. Louis, Missouri  63139

     The Charles A. Dana Foundation                                       22.93%
     745 5th Avenue, Suite 700
     New York, NY 10151



------------------------
* Owner of record only


                                       16



     Salvation Army - ETHQ                                                14.93%
     440 W. Nyack Road
     West Nyack, NY  10994

     Claude Worthington Benedum Foundation                                 6.58%
     1400 Benedum-Trees Building
     Pittsburgh, PA  15222

     John B. Stetson University                                            5.56%
     Campus Box 8318
     De Land, FL  32720

     Charles Schwab & Company, Inc. - REIN*                                7.48%
     101 Montgomery Street
     San Francisco, CA  94104

                      THE JAPANESE SMALL COMPANY PORTFOLIO

     BellSouth Corporation Master Pension Trust                           29.68%
     1155 Peachtree Street, N.E.
     Atlanta, GA  30367

     Charles Schwab & Company, Inc. - REIN*                               32.75%
     101 Montgomery Street
     San Francisco, CA  94104

     Bost & Co.*                                                          12.30%
     1 Cabot Road, AIM 028-0038
     Medford, MA  02155

     San Diego County Employees                                            5.33%
     1600 Pacific Highway
     San Diego, CA  92101

                   THE UNITED KINGDOM SMALL COMPANY PORTFOLIO

     BellSouth Corporation Master Pension Trust                           43.07%
     1155 Peachtree Street, N.E.
     Atlanta, GA  30367

     Charles Schwab & Company, Inc.-REIN*                                 29.68%
     101 Montgomery Street
     San Francisco, CA  94104

     Bost & Co.*                                                          10.46%
     1 Cabot Road, AIM 028-0038
     Medford, MA  02155



------------------------
* Owner of record only


                                       17



     San Diego County Employees                                            5.30%
     1600 Pacific Highway
     San Diego, CA  92101

                     THE CONTINENTAL SMALL COMPANY PORTFOLIO

     BellSouth Corporation Master Pension Trust                           31.79%
     1155 Peachtree Street, N.E.
     Atlanta, GA  30367-6000

     Charles Schwab & Company, Inc. - REIN*                               28.00%
     101 Montgomery Street
     San Francisco, CA  94104

     Bost & Co.*                                                          12.96%
     1 Cabot Road, AIM 028-0038
     Medford, MA  02155

     San Diego County Employees                                            6.39%
     1600 Pacific Highway
     San Diego, CA  92101

                      THE LARGE CAP INTERNATIONAL PORTFOLIO

     Charles Schwab & Company, Inc. - REIN*                               83.97%
     101 Montgomery Street
     San Francisco, CA  94104

                        THE U.S. LARGE COMPANY PORTFOLIO

     Charles Schwab & Company, Inc. - REIN*                               61.78%
     101 Montgomery Street
     San Francisco, CA  94104

     Flensing & Co.*                                                       8.46%
     c/o State Street Bank & Trust Co.
     Master Trust Services/Public Funds
     P.O. Box 1992
     Boston, MA  02105

     Donaldson Lufkin & Jenrette Securities Corp.*                         8.36%
     P.O. Box 2052
     Jersey City, NJ  07303

     Charles Schwab & Company, Inc.  - CASH*                               5.53%
     101 Montgomery Street
     San Francisco, CA  94104



------------------------
* Owner of record only.


                                       18



                     THE DFA ONE-YEAR FIXED INCOME PORTFOLIO

     Charles Schwab & Company, Inc. - REIN*                               20.77%
     101 Montgomery Street
     San Francisco, CA  94104

     Charles Schwab & Company, Inc. - CASH*                               20.53%
     101 Montgomery Street
     San Francisco, CA  94104

     Peoples Energy Corporation Pension Trust                              8.46%
     130 E. Randolph Dr., 24th Floor
     Chicago, IL  60601

                     THE DFA FIVE-YEAR GOVERNMENT PORTFOLIO

     Charles Schwab & Company, Inc. - REIN*                               68.50%
     101 Montgomery Street
     San Francisco, CA  94104

     Charles Schwab & Company, Inc. - CASH*                                5.73%
     101 Montgomery Street
     San Francisco, CA  94104

     Charles Schwab & Company, Inc. - CAP*                                 5.69%
     101 Montgomery Street
     San Francisco, CA  94104

                      THE DFA GLOBAL FIXED INCOME PORTFOLIO

     Charles Schwab & Company, Inc. - REIN*                               72.11%
     101 Montgomery Street
     San Francisco, CA  94104

     Charles Schwab & Company, Inc. - CAP*                                14.91%
     101 Montgomery Street
     San Francisco, CA  94104

             THE DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

     Charles Schwab & Company, Inc. - CAP*                                66.10%
     101 Montgomery Street
     San Francisco, CA  94104

     Charles Schwab & Company, Inc. - REIN*                               19.92%
     101 Montgomery Street
     San Francisco, CA  94104



------------------------------
* Owner of record only.


                                       19



     Charles Schwab & Company, Inc. - CASH*                                7.14%
     101 Montgomery Street
     San Francisco, CA  94104

     Stanford University                                                   5.24%
     Chase MetroTech Center
     Brooklyn, NY 11245

                       PACIFIC RIM SMALL COMPANY PORTFOLIO

     BellSouth Corporation Master Pension Trust                           60.02%
     1155 Peachtree Street, N.E.
     Atlanta, GA  30367

     Charles Schwab & Company, Inc. - REIN*                               17.32%
     101 Montgomery Street
     San Francisco, CA  94104

     Bost & Co.*                                                           9.46%
     1 Cabot Road, AIM 028-0038
     Medford, MA  02155

                         U.S. LARGE CAP VALUE PORTFOLIO

     Charles Schwab & Company, Inc. - REIN*                               50.65%
     101 Montgomery Street
     San Francisco, CA  94104

     Mac & Co. #504-378*                                                   7.93%
     P.O. Box 320
     Pittsburgh, PA  15230

     Mac & Co. #863-228*                                                   7.96%
     P.O. Box 320
     Pittsburgh, PA  15230

     Charles Schwab & Company, Inc. - CAP*                                 6.87%
     101 Montgomery Street
     San Francisco, CA  94104

     Donaldson Lufkin & Jenrette Securities Corp.*                         6.07%
     P.O. Box 2052
     Jersey City, NJ 07303



------------------------------
* Owner of record only.


                                       20



                    DFA/AEW REAL ESTATE SECURITIES PORTFOLIO

     Owens-Illinois                                                       38.12%
     Master Retirement Trust
     34 Exchange Place
     Jersey City, NJ  07302

     Charles Schwab & Company, Inc. - REIN*                               43.37%
     101 Montgomery Street
     San Francisco, CA  94104

     Charles Schwab & Company, Inc. - CASH*                                6.60%
     101 Montgomery Street
     San Francisco, CA  94104

                         U.S. SMALL CAP VALUE PORTFOLIO

     Charles Schwab & Company, Inc. - REIN*                               31.56%
     101 Montgomery Street
     San Francisco, CA  94104

     Mac & Co. #853-271*                                                  19.32%
     P.O. Box 320
     Pittsburgh, PA  15230

     Charles Schwab & Company, Inc. - CAP*                                 6.77%
     101 Montgomery Street
     San Francisco, CA  94104

     Leland Stanford Junior University                                     6.06%
     Stanford Management Company
     2770 Sand Hill Road
     Menlo Park, CA  94025

               RWB/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

     Charles Schwab & Company, Inc. - REIN*                               93.19%
     101 Montgomery Street
     San Francisco, CA   94104

     Donaldson Lufkin & Jenrette Securities Corp.*                         5.85%
     P.O. Box 2052
     Jersey City, NJ 07303

                           EMERGING MARKETS PORTFOLIO

     Charles Schwab & Company, Inc. - REIN*                               68.00%
     101 Montgomery Street
     San Francisco, CA   94104



------------------------------
* Owner of record only.


                                       21



     U.S. Trust Co. of California N.A.                                    13.92%
     515 S. Flower Street, Suite 2700
     Los Angeles, CA 90071

                   DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

     BellSouth Corporation Master Pension Trust                           57.42%
     1155 Peachtree Street, N.E.
     Atlanta, GA 30367

     Charles Schwab & Company, Inc. - REIN*                               30.37%
     101 Montgomery Street
     San Francisco, CA  94104

     U.S. Trust Co. of California                                          6.55%
     555 S. Flower Street
     Los Angeles, CA 90071



                               PURCHASE OF SHARES


     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."


     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that is open on Good Friday and closed on Martin Luther King, Jr. Day, Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed. The TSE is closed on the following days in 1995: January 2-3 and 16, February 11, March 21, April 29, May 3-5, September 15, September 23, October 10, November 3, November 23 and December 23 and 29. Orders for the purchase and redemption of shares of The Japanese Small Company Portfolio received on those days will be priced as of the close of the NYSE on the next day that the TSE is open for trading.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

     Based on the experience of The U.S. 9-10 Small Company Portfolio, management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of that Portfolio is minimal and, therefore, the shares of that Portfolio are currently sold at net asset value, without imposition of a reimbursement fee. Reimbursement fees may be charged prospectively from time to time based upon the future experience of The U.S. 9-10 Small Company Portfolio and other Portfolios. Any such charges will be described in the prospectus.


------------------------------
* Owner of record only.

                        REDEMPTION AND TRANSFER OF SHARES


     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."



     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the Commission may permit.


     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of any Portfolio to make payment wholly or partly in cash, any Portfolio (except for a Feeder Portfolio) may pay the redemption price in whole or in part by a distribution of portfolio securities from the Portfolio of the shares being redeemed in lieu of cash.
Upon such a determination by both the Board of Directors of the Fund and the Board of Trustees of the Trust, a Feeder Portfolio may pay the redemption price, in lieu of cash, by a distribution of portfolio securities that the Portfolio receives from the Series to satisfy the Portfolio's redemption request. Any such redemption by the Series and/or the Portfolio would be in accordance with Rule 18f-1 under the Investment Company Act of 1940. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The International Equity, DFA Two-Year Global Fixed Income and The DFA Global Fixed Income Portfolios reserve the right to redeem their shares in the currencies in which their investments (and, in the case of DFA Two-Year Global Fixed Income Portfolio, the currencies in which its corresponding Series' investments) are denominated. Investors may incur charges in converting such securities to dollars and the value of the securities may be affected by currency exchange fluctuations.



     Shareholders may transfer shares of any Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to the Fund's Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.


                         CALCULATION OF PERFORMANCE DATA


     Following are quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended May 31, 1995 (as applicable) using the standardized method of calculation required by the SEC, which is net of the cost of any current reimbursement fees charged to investors and paid to the Portfolios. Reimbursement fees of 1%, 1.5% and 1.5% have been in effect since the inception of the Japanese, United Kingdom and Continental Small Company Portfolios, respectively, until June 30, 1995. A reimbursement fee of 1% has been in effect since the inception of DFA International Small Cap Value Portfolio until June 30, 1995. Effective June 30, 1995, the amount of the reimbursement fee is reduced with respect to Continental Small Company, Pacific Rim Small Company, Japanese Small Company, Emerging Markets and DFA International Small Cap Value Portfolios, and eliminated with respect to the United Kingdom Small Company Portfolio. The reimbursement fee for each Portfolio, expressed as a percentage of the net asset value of the shares of the Portfolios, is as follows: Continental Small Company and Pacific Rim Small Company Portfolios - 1.00%; Japanese Small Company and Emerging Markets Portfolios - .50%; and DFA International Small Cap Value Portfolio - .70%.

     A reimbursement fee of 1% was charged to investors in The U.S. 9-10 Small Company Portfolio from December 9, 1986 through June 17, 1988. A reimbursement fee of 0.75% was charged to investors in The Large Cap International Portfolio from the date of its inception until March 5, 1992. In addition, for those Portfolios in effect for less than one, five, or ten years, the time periods during which the Portfolios have been active have been substituted for the periods stated (which in no case extends prior to the effective dates of the Portfolios' registration statements).



                                              ONE YEAR           FIVE YEARS             TEN YEARS
                                              --------           ----------             ---------
U.S. 9-10 Small Company Portfolio               15.59               14.69                 11.13

U.S. 6-10 Small Company Portfolio               13.52            (39 MONTHS)               n/a
                                                                  ---------
                                                                     9.52

U.S. Large Company Portfolio                    20.10            (53 MONTHS)               n/a
                                                                  ---------
                                                                    14.50

U.S. Small Cap Value Portfolio                  11.34            (27 MONTHS)               n/a
                                                                  ---------
                                                                    12.14

U.S. Large Cap Value Portfolio                  20.21            (28 MONTHS)               n/a
                                                                  ---------
                                                                    10.38

DFA/AEW Real Estate Securities
Portfolio                                       -1.94            (29 MONTHS)               n/a
                                                                  ---------
                                                                     3.20

Japanese Small Company Portfolio               -15.85               -4.76                 (112 MONTHS)
                                                                                           ----------
                                                                                           13.59

Pacific Rim Small Company Portfolio             -6.56            (29 MONTHS)               n/a
                                                                  ---------
                                                                    20.77

United Kingdom Small Company Portfolio           4.51                6.38                 (111 MONTHS)
                                                                                           ----------
                                                                                           10.20

Emerging Markets Portfolio                       7.32            (13 MONTHS)               n/a
                                                                  ---------
                                                                     8.31

Continental Small Company Portfolio              1.10                -.06                 (85.5 MONTHS)
                                                                                           -----------
                                                                                           9.33

Large Cap International Portfolio                7.07            (46 MONTHS)               n/a
                                                                  ---------
                                                                     7.48

DFA International High Book to Market            4.16            (22 MONTHS)               n/a
Portfolio                                                         ---------
                                                                    12.62                  n/a

DFA One-Year Fixed Income Portfolio              6.41                6.10                  7.20


                                       24


DFA Five-Year Government Portfolio               5.44                7.86                 (96 MONTHS)
                                                                                           ---------
                                                                                           7.86

DFA Global Fixed Income Portfolio               *9.66            (54 MONTHS)               n/a
                                                                  ---------
                                                                     7.82


DFA Intermediate Government Fixed Income        11.26            (55 MONTHS)               n/a
Portfolio                                                         ---------
                                                                    10.13

DFA International Small Cap Value            (11 MONTHS)             n/a                   n/a
Portfolio                                     ---------
                                                 1.64                n/a                   n/a


     As the following formula indicates, the average annual total return is determined by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:

          P(1 + T)(n) = ERV

where:

     P = a hypothetical initial payment of $1,000

     T = average annual total return

     n = number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, and ten-year periods at the end of the one-, five-, and ten-year periods (or fractional portion thereof).


     Following are quotations of the annualized total returns for the one-, five-, and ten-year periods ended May 31, 1995 (as applicable) using a non-standardized method of calculation which is used in communicating performance data in addition to the standardized method required by the SEC. The non-standardized quotations differ from the standardized in that they are calculated without deduction of any reimbursement fees charged to investors and paid to the Portfolios which would otherwise reduce return quotations for the Portfolios with such fees. Additionally, the non-standardized quotations are presented over time periods which extend prior to the initial investment in the Portfolios (except for The Continental Small Company and Large Cap International Portfolios) by using simulated data for the investment strategies of the Portfolios for that portion of the period prior to the initial investment dates. The simulated data excludes the deduction of Portfolio expenses which would otherwise reduce the returns quotations. Non-standardized quotations are also presented for the United Kingdom and Japanese Small Company Portfolios calculated assuming the local currencies of the Portfolios are invested and redeemed at the beginning and ending dates of the period. The local currency calculations ignore the effect of foreign exchange rates on the investment and only express the returns of the underlying securities of the Portfolios.


                                         EFFECTIVE DATE/
                                       INITIAL INVESTMENT      ONE YEAR       FIVE YEARS     TEN YEARS
                                       ------------------      --------       ----------     ---------
U.S. 9-10 SMALL COMPANY PORTFOLIO            12/22/81          15.59          14.69          11.24
                                             12/22/81

U.S. 6-10 SMALL COMPANY PORTFOLIO            03/06/92          13.52          11.89          10.46
                                             03/20/92

U.S. LARGE COMPANY PORTFOLIO                 02/26/90          20.10          11.15          14.44
                                             12/31/90

U.S. SMALL CAP VALUE PORTFOLIO               09/18/92          11.34          16.00          14.77
                                             03/01/93

U.S. LARGE CAP VALUE PORTFOLIO               09/18/92          20.21          13.80          14.94
                                             02/18/93

DFA/AEW REAL ESTATE SECURITIES               09/18/92          -1.94           8.26           5.47
PORTFOLIO                                    01/05/93

JAPANESE SMALL COMPANY PORTFOLIO
   Dollar return                             01/14/86         -15.00          -4.57          18.24
   Local currency return                     01/31/86         -31.23         -15.15           6.05


PACIFIC RIM SMALL COMPANY                    04/02/91          -5.13          (29 MONTHS)     n/a
                                                                              -----------
PORTFOLIO                                    01/04/93                         21.53


UNITED KINGDOM SMALL COMPANY
PORTFOLIO
   Dollar return                             01/14/86           6.10           6.71          13.74
   Local currency return                     03/04/86           1.02           7.85          11.26

EMERGING MARKETS PORTFOLIO                   04/01/94          (7 MONTHS)      n/a            n/a
                                                               ----------
                                             04/22/94          23.31

CONTINENTAL SMALL COMPANY
PORTFOLIO                                    04/15/88           2.64            .24         (85.5
   Dollar return                             04/15/88                                       MONTHS)
                                                                                            -------
                                                                                              9.19

LARGE CAP INTERNATIONAL PORTFOLIO            04/02/91           7.07          (46 MONTHS)     n/a
                                                                              -----------
                                             07/18/91                          7.48

DFA INTERNATIONAL HIGH BOOK TO MARKET        05/14/93           4.16          (22 MONTHS)     n/a
                                                                              -----------
PORTFOLIO                                    06/10/93                         12.62

DFA ONE-YEAR FIXED INCOME                    06/05/83           6.41           6.10           7.31
PORTFOLIO                                    07/27/83


                                       26


DFA FIVE-YEAR GOVERNMENT                     05/13/87           5.44           7.86           9.66
PORTFOLIO                                    05/13/87

DFA GLOBAL FIXED INCOME PORTFOLIO            09/24/90           9.66          (54 MONTHS)     n/a
                                                                              -----------
                                             11/06/90                          7.82

DFA INTERMEDIATE GOVERNMENT                  09/24/90          11.26          (55 MONTHS)     n/a
                                                                              -----------
FIXED INCOME PORTFOLIO                       10/22/90                         10.13

DFA INTERNATIONAL SMALL CAP VALUE            12/20/94          (5 MONTHS)      n/a            n/a
                                                               ----------
PORTFOLIO                                    12/30/94           1.64



     The Portfolios may compare their investment performance to appropriate market and mutual fund indices.



                              FINANCIAL STATEMENTS


     The audited financial statements and financial highlights of the Fund for its fiscal year ended November 30, 1994, as set forth in the Fund's annual report to stockholders, and the report thereon of Coopers & Lybrand L.L.P., independent accountants, also appearing therein, are incorporated herein by reference. The audited annual report does not contain any data regarding the DFA International Small Cap Value Portfolio because that Portfolio had not commenced operations as of November 30, 1994.


     The unaudited financial statements and financial highlights of the Fund contained in the report to shareholders of the Fund, dated May 31, 1995, are incorporated herein by reference. A shareholder may obtain a copy of the report, upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of the Statement of Additional Information.

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS:

          PART A: Financial Highlights for each Series of shares of Registrant, except VA Global Bond, VA Large Value, VA Small Value, VA International Value, VA International Small and VA Short-Term Fixed Portfolios.

          PART B:

          (1)  Statement of Net Assets+
          (2)  Statement of Operations+
          (3)  Statement of Changes in Net Assets+
          (4)  Financial Highlights+
          (5) Report of Coopers & Lybrand L.L.P., independent accountants, dated January 23, 1995+
          (6)  Notes to Financial Statements+

     (b)  EXHIBITS:

          (1)  Articles of Restatement
               (a)  Form of Articles of Amendment
               (b)  Form of Articles Supplementary

          (2)  By-Laws, as amended

          (3)  None

          (4) See Articles Fifth, Sixth, Eighth and Thirteenth of the Registrant's Articles of Restatement filed herewith as Exhibit No. 24(b)(1).
               (i)  Specimen Security of The Japanese Small Company Portfolio**
              (ii) Specimen Security of The United Kingdom Small Company Portfolio**
             (iii)  Specimen Security of The U.S. 9-10 Small Company Portfolio**
              (iv)  Specimen Security of The DFA Five-Year Government
                    Portfolio**
               (v)  Specimen Security of The Continental Small Company
                    Portfolio**
              (vi)  Specimen Security of The U.S. Large Company Portfolio**
             (vii)  Specimen Security of The DFA Global Bond Portfolio**

            (viii) Specimen Security of The DFA Intermediate Government Bond Portfolio**
              (ix) Specimen Security of The Pacific Rim Small Company Portfolio (formerly, The Asia-Australia Small Company Portfolio)**
               (x) Specimen Security of The Large Company International Portfolio**
              (xi)  Specimen Security of The U.S. 6-10 Small Company Portfolio**
             (xii)  Specimen Security of The DFA Real Estate Securities
                    Portfolio**
            (xiii) Specimen Security of The U.S. Large Cap High Book to Market Portfolio**
             (xiv) Specimen Security of The U.S. Small Cap High Book to Market Portfolio**
              (xv) Specimen Security of the RWB/DFA International High Book to Market Portfolio (formerly, DFA International High Book to Market Portfolio and the Reinhardt Werba Bowen International Large Stock Portfolio)**
             (xvi)  Specimen Security of the Emerging Markets Portfolio**
            (xvii)  Specimen Security of the DFA Global Value Portfolio**
           (xviii)  Specimen Security of the DFA Global Bond Portfolio**
             (xix) Specimen Security of the DFA International Small Cap Value Portfolio**
              (xx)  Specimen Security of VA Small Value Portfolio
                    INCORPORATED HEREIN BY REFERENCE TO:
                      Filing: Post-Effective Amendment No. 33 to the Registration Statement of Registrant on Form N-1A
                      File Nos.:  2-73948 and 811-3258
                      Filing Date:  June 19, 1995
             (xxi) Specimen Security of VA International Value Portfolio INCORPORATED HEREIN BY REFERENCE TO:
                      Filing: Post-Effective Amendment No. 33 to the Registration Statement of Registrant on Form N-1A
                      File Nos.:  2-73948 and 811-3258
                      Filing Date:  June 19, 1995
            (xxii) Specimen Security of VA International Small Portfolio INCORPORATED HEREIN BY REFERENCE TO:
                      Filing: Post-Effective Amendment No. 33 to the Registration Statement of Registrant on Form N-1A
                      File Nos.:  2-73948 and 811-3258
                      Filing Date:  June 19, 1995

           (xxiii) Specimen Security of VA Short-Term Fixed Portfolio INCORPORATED HEREIN BY REFERENCE TO:
                      Filing: Post-Effective Amendment No. 33 to the Registration Statement of Registrant on Form N-1A
                      File Nos.:  2-73948 and 811-3258
                      Filing Date:  June 19, 1995
            (xxiv)  Specimen Security of DFA Two-Year Global Fixed Income
                    Portfolio
             (xxv)  Specimen Security of Enhanced U.S. Large Company Portfolio
            (xxvi) Specimen Security of DFA Two-Year Corporate Fixed Income Portfolio
           (xxvii)  Specimen Security of DFA Two-Year Government Portfolio

          (5) (i) Investment Advisory Agreement re: The U.S. 9-10 Small Company Portfolio**
              (ii) Investment Advisory Agreement re: The Japanese Small Company Portfolio**
             (iii) Sub-Advisory Agreement re: The Japanese Small Company Portfolio**
              (iv) Investment Advisory Agreement re: The United Kingdom Portfolio**
               (v) Investment Advisory Agreement re: The DFA Five-Year Government Portfolio**
              (vi) Investment Advisory Agreement re: The Continental Small Company Portfolio**
             (vii) Form of Investment Advisory Agreement re: The U.S. Large Company Portfolio**
            (viii) Form of Investment Advisory Agreement re: The DFA Global Bond Portfolio**
              (ix) Form of Investment Advisory Agreement re: The DFA Intermediate Government Bond Portfolio**
               (x) Form of Investment Advisory Agreement re: The Pacific Rim Small Company Portfolio (formerly, The Asia-Australia Small Company Portfolio)**
              (xi) Form of Investment Advisory Agreement re: The Large Cap International Portfolio**
             (xii) Form of Investment Advisory Agreement re: The U.S. 6-10 Small Company Portfolio**
            (xiii) Form of Sub-Advisory Agreement re: The Continental Small Company Portfolio**
             (xiv) Form of Sub-Advisory Agreement re: The United Kingdom Small Company Portfolio**
              (xv) Form of Investment Advisory Agreement re: The U.S. Large Cap High Book to Market Portfolio**

             (xvi) Form of Investment Advisory Agreement re: The U.S. Small Cap High Book to Market Portfolio**
            (xvii) Form of Investment Advisory Agreement re: The DFA/AEW Real Estate Securities Portfolio**
           (xviii) Form of Sub-Advisory Agreement with Aldrich, Eastman & Waltch L.P., re: The DFA/AEW Real Estate Securities Portfolio**
             (xix) Form of Investment Advisory Agreement re: the RWB/DFA International High Book to Market Portfolio (formerly, DFA International High Book to Market Portfolio and the Reinhardt Werba Bowen International Large Stock Portfolio)**
              (xx) Form of Sub-Advisory Agreement with Dimensional Fund Advisors Asia Inc. re: The Japanese Small Company Portfolio**
             (xxi) Form of Sub-Advisory Agreement with Dimensional Fund Advisors Asia Inc. re: The Pacific Rim Small Company Portfolio**
            (xxii) Form of Investment Advisory Agreement re: VA Large Value Portfolio (formerly DFA Global Value Portfolio)
                    INCORPORATED HEREIN BY REFERENCE TO:
                      Filing: Post-Effective Amendment No. 33 to the Registration Statement of Registrant on Form N-1A
                      File Nos.:  2-73948 and 811-3258
                      Filing Date:  June 19, 1995
           (xxiii) Form of Investment Advisory Agreement re: DFA Global Bond Portfolio**
            (xxiv) Form of Investment Advisory Agreement re: DFA International Small Cap Value Portfolio**
             (xxv) Form of Investment Advisory Agreement re: VA Small Value Portfolio
                    INCORPORATED HEREIN BY REFERENCE TO:
                      Filing: Post-Effective Amendment No. 33 to the Registration Statement of Registrant on Form N-1A
                      File Nos.:  2-73948 and 811-3258
                      Filing Date:  June 19, 1995
            (xxvi) Form of Investment Advisory Agreement re: VA International Value Portfolio
                    INCORPORATED HEREIN BY REFERENCE TO:
                      Filing: Post-Effective Amendment No. 33 to the Registration Statement of Registrant on Form N-1A
                      File Nos.:  2-73948 and 811-3258
                      Filing Date:  June 19, 1995
           (xxvii) Form of Investment Advisory Agreement re: VA International Small Portfolio
                    INCORPORATED HEREIN BY REFERENCE TO:

                      Filing: Post-Effective Amendment No. 33 to the Registration Statement of Registrant on Form N-1A
                      File Nos.:  2-73948 and 811-3258
                      Filing Date:  June 19, 1995
          (xxviii) Form of Investment Advisory Agreement re: VA Short-Term Fixed Portfolio
                    INCORPORATED HEREIN BY REFERENCE TO:
                      Filing: Post-Effective Amendment No. 33 to the Registration Statement of Registrant on Form N-1A
                      File Nos.:  2-73948 and 811-3258
                      Filing Date:  June 19, 1995
            (xxix) Sub-Advisory Agreement with DFA Australia Pty Limited re: VA International Small Portfolio
             (xxx) Sub-Advisory Agreement with Dimensional Fund Advisors Ltd. re: VA International Small Portfolio

          (6)  Agreement with DFA Securities Inc.**

          (7)  None.

          (8) (i) Custody Agreement between DFA Investment Dimensions Group Inc. and Boston Safe Deposit and Trust Company
                    (a) Amendment to Custody Agreement with Mellon Trust (i.e, Boston Safe Deposit and Trust Company) re: RWB/DFA International High Book to Market Portfolio (formerly, DFA International High Book to Market Portfolio)
                    (b) Amendment to Custody Agreement with Mellon Trust (formerly Boston Safe Deposit and Trust Company) re:
                         DFA International Small Cap Value Portfolio
                    (c) Form of Amendment to Custody Agreement with Boston Safe Deposit and Trust Company re: VA International Small Portfolio and VA International Value Portfolio
                         EACH OF THE ABOVE IS INCORPORATED HEREIN BY REFERENCE
                         TO:
                              Filing: Post-Effective Amendment No. 33 to the Registration Statement of Registrant on Form N-1A File Nos.: 2-73948 and 811-3258
                              Filing Date:  June 19, 1995
                    (d) Form of Amendment to Custody Agreement with Boston Safe Deposit and Trust

                         Company re: DFA Two-Year Global Fixed
                         Income Portfolio
              (ii) Form of Custodian Agreement between DFA Investment Dimensions Group Inc. and Provident National Bank for The U.S. 9-10 Small Company Portfolio, The U.S. Large Company Portfolio, The DFA One-Year Fixed Income Portfolio, The DFA Intermediate Government Bond Portfolio, and The DFA Five-Year Government Portfolio**
                    (a)  Amendment Number One**
                    (b)  Amendment Number Two**
                    (c)  Form of Amendment Number Three**
                    (d)  Form of Amendment Number Four**
                    (e)  Form of Amendment Number Five
                         INCORPORATED HEREIN BY REFERENCE TO:
                           Filing:  Post-Effective Amendment No.     33 to the
                         Registration Statement of
                           Registrant on Form N-1A
                           File Nos.:  2-73948 and 811-3258
                           Filing Date:  June 19, 1995
                    (f)  Form of Amendment Number Six

          (9) (i) Transfer Agency Agreement with Provident Financial Processing Corporation**
                    (a)  Amendment Number One**
                    (b)  Amendment Number Two**
                    (c)  Form of Amendment Number Three**
                    (d)  Form of Amendment Number Four**
                    (e)  Form of Amendment Number Five**
                    (f)  Form of Amendment Number Six*
                    (g)  Form of Amendment Number Seven*
                    (h)  Form of Amendment Number Eight*
                    (i)  Form of Amendment Number Nine*
                    (j)  Form of Amendment Number Ten
                         INCORPORATED HEREIN BY REFERENCE TO:
                           Filing:  Post-Effective Amendment No.
                           33 to the Registration Statement of     Registrant on
Form N-1A
                           File Nos.:  2-73948 and 811-3258
                           Filing Date:  June 19, 1995
                    (k)  Form of Amendment Number Eleven
              (ii) Administration and Accounting Services Agreement with Provident Financial Processing Corporation**
                    (a)  Amendment Number One**
                    (b)  Amendment Number Two**
                    (c)  Form of Amendment Number Three**
                    (d)  Form of Amendment Number Four**
                    (e)  Form of Amendment Number Five**
                    (f)  Form of Amendment Number Six*
                    (g)  Form of Amendment Number Seven*

                    (h)  Form of Amendment Number Eight*
                    (i)  Form of Amendment Number Nine*
                    (j)  Form of Amendment Number Ten
                         INCORPORATED HEREIN BY REFERENCE TO:
                           Filing:  Post-Effective Amendment No.
                           33 to the Registration Statement of
                           Registrant on Form N-1A
                           File Nos.:  2-73948 and 811-3258
                           Filing Date:  June 19, 1995
                    (k)  Form of Amendment Number Eleven
             (iii) Form of Administration Agreement re: The U.S. 6-10 Small Company Portfolio**
              (iv) Form of Administration Agreement re: U.S. Large Company Portfolio
               (v) Form of Administration Agreement re: The DFA One-Year Fixed Income Portfolio**
              (vi) Form of Administration Agreement re: The U.S. Large Cap High Book to Market Portfolio**
             (vii) Form of Administration Agreement re: The U.S. Small Cap High Book to Market Portfolio**
            (viii) Form of Administration Agreement re: The Pacific Rim Small Company Portfolio (formerly, Asia-Australia Small Company Portfolio)**
              (ix) Form of Client Service Agent Agreement re: RWB/DFA International High Book to Market Portfolio (formerly, DFA International High Book to Market Portfolio and Reinhardt Werba Bowen International Large Stock Portfolio)
               (x) Form of Administration Agreement re: The RWB/DFA International High Book to Market Portfolio (formerly, DFA International High Book to Market Portfolio)
              (xi) Form of Administration Agreement re: the Emerging Markets Portfolio**
             (xii)  Marketing Agreement with National Home Life Assurance
                    Company
                    INCORPORATED HEREIN BY REFERENCE TO:
                      Filing: Post-Effective Amendment No. 33 to the Registration Statement of Registrant on Form N-1A
                      File Nos.:  2-73948 and 811-3258
                      Filing Date:  June 19, 1995
            (xiii) Participation Agreement with National Home Life Assurance Company
                    INCORPORATED HEREIN BY REFERENCE TO:
                      Filing: Post-Effective Amendment No. 33 to the Registration Statement of Registrant on Form N-1A
                      File Nos.:  2-73948 and 811-3258
                      Filing Date:  June 19, 1995

             (xiv) Form of Administration Agreement re: DFA Five-Year Government Portfolio**
              (xv) Form of Administration Agreement re: Enhanced U.S. Large Company Portfolio
             (xvi) Form of Administration Agreement re: DFA Two-Year Global Fixed Income Portfolio
            (xvii) Form of Administration Agreement re: DFA Two-Year Corporate Fixed Income Portfolio
           (xviii) Form of Administration Agreement re: DFA Two-Year Government Portfolio

          (10) Opinion of counsel - filed with Rule 24f-2 Notice on approximately January 26, 1995

          (11) Consent of Coopers & Lybrand, L.L.P.

          (12) Not applicable

          (13) Subscription Agreement under Section 14(a)(3) of the Investment Company Act of 1940**

          (14) Not applicable

          (15) Amended Distribution Plan**
               (i)  Amended compensation agreement**

          (16) Not applicable

          (17) Financial Data Schedules

          (18) Not Applicable

+ For all series of shares of the Registrant, except DFA International Small Cap Value Portfolio, VA Large Value Portfolio (formerly DFA Global Value Portfolio) and VA Global Bond Portfolio (formerly DFA Global Bond Portfolio), the audited financial statements were filed on January 28, 1995 with the Securities and Exchange Commission ("SEC") as DFA INVESTMENT DIMENSIONS GROUP INC. Annual Report to Shareholders for the period ended November 30, 1994 ("Annual Report") pursuant to Rule 30b2-1 under the Investment Company Act of 1940 ("1940 Act") and are incorporated by reference into the Statement of Additional Information. A duplicate copy of the Annual Report was submitted electronically via the EDGAR system to the SEC on June 26, 1995.

   For all series of shares of the Registrant, except VA Global Bond Portfolio, VA Large Value Portfolio, VA Small Value Portfolio, VA International Value Portfolio, VA International Small Portfolio and VA Short-Term Fixed Portfolio ("Portfolios"), the unaudited financial statements contained in the report to shareholders of the Portfolios, dated
     May 31, 1995, were filed electronically via the EDGAR system with the SEC on August 4, 1995, pursuant to Rule 30b2-1 under the 1940 Act and are incorporated by reference into the Statement of Additional Information.

     With respect to VA Large Value Portfolio (formerly DFA Global Value Portfolio) and VA Global Bond Portfolio (formerly DFA Global Bond Portfolio), the unaudited financial statements contained in the report to shareholders of such Portfolios, for the period from January 13, 1995 (date of initial investment) through May 31, 1995, were filed with the SEC electronically via the EDGAR system on July 7, 1995, pursuant to Rule 30b2-1 under the 1940 Act and are incorporated by reference into the Statement of Additional Information.

*    To be filed by amendment.

** Previously filed with this registration statement and incorporated herein by reference.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                (1)                               (2)

                                                 Number of Record
                                                   Holders as of
                 Title of Class                  October 31, 1995
                 --------------                  -----------------
                (Par Value $.01)

U.S. 9-10 Small Company Portfolio                      195
U.S. 6-10 Small Company Portfolio                       32
U.S. Large Company Portfolio                            58
U.S. Small Cap Value Portfolio                         131
U.S. Large Cap Value Portfolio                         104
DFA/AEW Real Estate Securities Portfolio                24
Japanese Small Company Portfolio                       107
Pacific Rim Small Company Portfolio                     84
United Kingdom Small Company Portfolio                  86
Emerging Markets Portfolio                              57
Continental Small Company Portfolio                    114
Large Cap International Portfolio                       45
RWB/DFA International High Book to Market
  Portfolio                                              4
DFA International Small Cap Value Portfolio             29
DFA One-Year Fixed Income Portfolio                    203
DFA Five-Year Government Portfolio                      59
DFA Global Fixed Income Portfolio                       45
DFA Intermediate Government Fixed Income
  Portfolio                                             14
VA Global Bond Portfolio                                 2
VA Small Value Portfolio                                 3
VA Large Value Portfolio                                 2
VA International Value Portfolio                         3
VA International Small Portfolio                         3
VA Short-Term Fixed Portfolio                            3

ITEM 27.  INDEMNIFICATION

          Section 1 of Article XI of the Registrant's By-Laws provides for indemnification, as set forth below.

          With respect to the indemnification of the Officers and Directors of the corporation:

     (a) the Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided under Section 2-418 of the Maryland General Corporation Law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any Officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     (b) The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or Director is a party by reason of service in such capacity.

     (c) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Registrant's Investment Advisor, Dimensional Fund Advisors Inc. (the "Advisor"), was organized in May, 1981. The principal place of business of the Advisor is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. The Advisor is engaged in the business of providing investment advice primarily to institutional investors.

     The Sub-Advisor for the VA International Small Portfolio of the Registrant, The Continental Small Company Portfolio and The United Kingdom Small Company Portfolio of DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Fund Advisors Ltd. ("DFAL"), was organized under the laws of England in 1990. The principal place of business of DFAL is 14 Berkeley Street, London W1X 5AD, England.

     The Sub-Advisor for the VA International Small Portfolio of the Registrant, The Japanese and Pacific Rim Small Company Portfolios of DFAIDG, DFA Australia Pty Limited ("DFA Australia"), was organized under the laws of Delaware in 1993. The principal place of business of DFA Australia Pty Limited is Suite 4403 Gateway, 1 MacQuarie Place, Sydney, New South Wales 2000, Australia.

     Aldrich, Eastman & Waltch L.P. ("AEW"), the sub-advisor to The DFA/AEW Real Estate Securities Portfolio, is a Massachusetts limited partnership founded in 1981. The principal place of business of AEW is 225 Franklin Street, Boston, MA 02110-2803.

     The business, profession, vocation or employment of a substantial nature in which each director and officer of the Advisor, DFAL, DFAA and AEW is or has been, during the past two fiscal years, engaged for his own account in the capacity of director, officer, employee, partner or trustee is as follows:

     David G. Booth is Chairman - Chief Executive Officer, President and a Director of the Advisor and the Registrant and is President, Chairman - Chief Executive Officer and a Trustee of The DFA Investment Trust Company (the Trust"). Mr. Booth is also Chairman - Chief Executive Officer and a Director of DFA Securities Inc., Dimensional Emerging Markets Fund Inc. (registered investment company), Dimensional Investment Group Inc. (registered investment company) and DFA Australia. He is Chairman and Director of DFAL.

     Rex A. Sinquefield is Chairman - Chief Investment Officer and a Director of the Advisor and the Registrant. He is also Chairman - Chief Investment Officer and a Director of DFA Securities Inc., Dimensional Emerging Markets Fund Inc., Dimensional Investment Group Inc. and DFA Australia, Trustee and Chairman - Chief Investment Officer of the Trust, and Chairman, Chief Executive Officer and Director of DFAL.

     Eugene Francis Fama, a Director of the Advisor, is the Robert R. McCormick Distinguished Service Professor of Finance, and has been engaged in teaching and research in finance and economics at the Graduate School of Business, University of Chicago, Chicago, Illinois since September, 1963. Mr. Fama also is a Director of DFA Securities Inc.

     John Andrew McQuown, a Director of the Advisor, has been self employed since 1974 as an entrepreneur, financier and consultant to major financial institutions. He is also a Director of Chalone Wine Group, Inc., Mortgage Information Corporation, KMV Corporation and Microsource, Inc.

     Lloyd Stockel, a Director of the Advisor, is the Chairman of Sand County Ventures, Inc. and a Trustee of Muir Investment Trust.

     David Salisbury, a Director of the Advisor, is Chief Executive Officer of Schroder Capital Management International Inc.

     Arthur Barlow is a Vice President of Registrant, the Advisor, the Trust, DFA Securities Inc., Dimensional Emerging Markets Fund Inc., Dimensional Investment Group Inc., DFA Australia and DFAL.

     Maureen Connors is a Vice President of Registrant, the Advisor, the Trust, DFA Securities Inc., Dimensional Emerging Markets Fund Inc., Dimensional Investment Group Inc., DFA Australia and DFAL.

     Robert Deere is a Vice President of Registrant, the Advisor, the Trust, DFA Securities Inc., Dimensional Emerging Markets Fund Inc., Dimensional Investment Group Inc., DFA Australia and DFAL.

     Irene R. Diamant is a Vice President and Secretary of Registrant, the Advisor, DFA Australia, DFA Securities Inc., the Trust, Dimensional Emerging Markets Fund Inc. and Dimensional Investment Group Inc. Ms. Diamant is also a Vice President of DFAL and was an associate attorney with Cahill, Gordon and Reindel in New York, NY from 1987 to 1991.

     Eugene Fama, Jr. is a Vice President of Registrant, the Advisor, the Trust, DFA Securities Inc., Dimensional Emerging Markets Fund Inc., Dimensional Investment Group Inc., DFA Australia and DFAL.

     David Plecha is a Vice President of Registrant, the Advisor, the Trust DFA Securities Inc., Dimensional Emerging Markets Fund Inc., Dimensional Investment Group Inc., DFA Australia and DFAL.

     George Sands is a Vice President of Registrant, the Adviser, DFA Securities Inc., the Trust, Dimensional Emerging Markets Fund Inc., Dimensional Investment Group Inc., DFA Australia and DFAL. Mr. Sands was a Managing Director of Asset Strategy Consulting in Los Angeles, CA from March 1991 to August 1992 and a Vice President of Wilshire Associates in Santa Monica, CA from 1985 to February 1991.

     Michael T. Scardina is a Vice President, Chief Financial Officer, Controller and Treasurer of the Registrant, the Advisor, the Trust, DFA Securities Inc., Dimensional Emerging Markets Fund Inc., Dimensional Investment Group Inc., DFA Australia and DFAL.

     Cem Severoglu is a Vice President of Registrant, the Advisor, the Trust, DFA Securities Inc., Dimensional Emerging Markets Fund Inc., Dimensional Investment Group Inc., DFA Australia and DFAL.

     Jeanne C. Sinquefield is Executive Vice President of the Registrant, the Advisor, DFA Securities Inc., the Trust, Dimensional Emerging Markets Fund Inc., Dimensional Investment Group Inc., DFA Australia and DFAL.

     Daniel Wheeler, 50, Marketing Officer of the Advisor, Santa Monica, CA.

     David Schneider, 49, Marketing Officer of the Advisor, Santa Monica, CA.

     Lawrence Spieth, 48, Marketing Officer of the Advisor, Santa Monica, CA.

     Peter C. Aldrich is Executive Director and Co-Chairman of AEW. He is also Executive Director and Co-Chairman of Aldrich, Eastman & Waltch, Inc. ("AEW, Inc.").

     Thomas G. Eastman is Executive Director and Co-Chairman of AEW and AEW,
     Inc.

     Joseph F. Azrack is President and Executive Director of AEW and AEW, Inc.

     Steven D. Corkin is a Director of AEW and a Vice President of AEW, Inc.

     Marvin M. Franklin is a Director of AEW and a Vice President of AEW, Inc.

     Kenneth G. Lewis is a Director of AEW.

     J. Grant Monahon is a Director, General Counsel and Secretary of AEW. He is also Vice President and Clerk of AEW, Inc.

     Thomas K. Albert is a Director of AEW.

     Adam S. Berger is a Director of AEW.

     Doreen M. Biebusch is Chief Financial Officer, Treasurer and a Director of AEW. She is also Treasurer of AEW, Inc.

     Glenn L. Burdick is a Senior Vice President of AEW.

     Lori D. Campana is a Senior Vice President of AEW.

     Daniel M. Cashdan is a Senior Vice President of AEW.

     Edward F. Cassidy, Jr. is a Senior Vice President of AEW.

     Gerd A. Cross is a Vice President of AEW and a Vice President and Assistant Clerk of AEW, Inc.

     Gregg O. Dawley is a Senior Vice President of AEW.

     Robert G. Gifford is a Director of AEW.

     Kevin McCall is a Director of AEW. Before joining AEW in 1990, Mr. McCall was self-employed.

     H. Rennyson Merritt, III is a Director of AEW and an Assistant Clerk of AEW, Inc.

     Sarah Bankson Newton is a Vice President of AEW.

     Thomas H. Nolan is a Director of AEW.

     Randy J. Parker is a Senior Vice President of AEW.

     Douglas M. Poutasse is a Director of AEW. Prior to joining AEW in 1991, Mr. Poutasse directed Real Estate and Construction Forecasting at F. W. Dodge (marketing and research company).

     Gregory P. Shay is a Senior Vice President of AEW. Prior to joining AEW in 1993, Mr. Shay was a consultant with Colonial Capital, Inc. from December 1992 through July 1993.

     Clifford M. Brown is a Director of AEW. Prior to joining AEW in 1993, Mr. Brown was a director of Salomon Brothers, Inc.

     Sylvia Ferrell-Jones is a Senior Vice President of AEW. Prior to joining AEW in September of 1993, Ms. Ferrell-Jones was the senior investment officer for real estate at the State of Connecticut Trust Funds.

     Patrick J. Sullivan is a Senior Vice President of AEW.

     Martha J. Thurber is a Senior Vice President of AEW.

     Henry G. Vickers, Jr. is a Senior Vice President of AEW.


ITEM 29.  PRINCIPAL UNDERWRITERS

     (a)  None.

     (b) Registrant distributes its own shares. It has entered into an agreement, filed as Exhibit No. 6 to the Registration Statement, which provides that DFA Securities Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, will supervise the sale of Registrant's shares. This agreement is subject to the requirements of
          Section 15(b) of the Investment Company Act of 1940.

     (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts and records are maintained by PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

ITEM 31.  MANAGEMENT SERVICES

          None.

ITEM 32.  UNDERTAKINGS

     (a)  Not applicable.

     (b) Registrant undertakes to file a post-effective amendment, using financial statements of Enhanced U.S. Large Company Portfolio, DFA Two-Year Corporate Fixed Income Portfolio, DFA Two-Year Government Portfolio and DFA Two-Year Global Fixed Income Portfolio, which need not be certified, within four to six months from the effective date of the Registration Statement which includes Enhanced U.S. Large Company Portfolio, DFA Two-Year Corporate Fixed Income Portfolio, DFA Two-Year Government Portfolio and DFA Two-Year Global Fixed Income Portfolio.

     (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                              SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 37 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 22nd day of November, 1995.

                         DFA INVESTMENT DIMENSIONS GROUP INC.

                         By:  David G. Booth*
                              -------------------------------
                              David G. Booth
                              President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 37 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                     Title                    Date
     ---------                     -----                    ----

David G. Booth*               Director and
-------------------------     Chairman-Chief           November 22, 1995
David G. Booth                Executive Officer

Rex A. Sinquefield*           Director and
-------------------------     Chairman-Chief           November 22, 1995
Rex A. Sinquefield            Investment Officer

                              Chief Financial
Michael T. Scardina*          Officer, Treasurer       November 22, 1995
-------------------------     and Vice President
Michael T. Scardina

George M. Constantinides*     Director                 November 22, 1995
-------------------------
George M. Constantinides

John P. Gould*                Director                 November 22, 1995
-------------------------
John P. Gould

Roger G. Ibbotson*            Director                 November 22, 1995
-------------------------
Roger G. Ibbotson

Merton H. Miller*             Director                 November 22, 1995
-------------------------
Merton H. Miller

Myron S. Scholes*             Director                 November 22, 1995
-------------------------
Myron S. Scholes

*By: Irene R. Diamant
     ----------------------
     Irene R. Diamant
     Attorney-in-Fact

(Pursuant to Power of Attorney previously filed on October 3, 1994, with the SEC as Exhibit 17 to Post-Effective Amendment No. 31 to the Registration Statement of DFA Investment Dimensions Group Inc. (File No. 2-73948)).

                              SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 22nd day of November, 1995.

                         THE DFA INVESTMENT TRUST COMPANY

                         By:  David G. Booth*
                              -------------------------------
                              David G. Booth
                              President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                     Title                    Date
     ---------                     -----                    ----

David G. Booth*               Trustee and
-------------------------     Chairman-Chief           November 22, 1995
David G. Booth                Executive Officer

Rex A. Sinquefield*           Trustee and
-------------------------     Chairman-Chief           November 22, 1995
Rex A. Sinquefield            Investment Officer

Michael T. Scardina*          Chief Financial
-------------------------     Officer, Treasurer       November 22, 1995
Michael T. Scardina           and Vice President

George M. Constantinides*     Trustee                  November 22, 1995
-------------------------
George M. Constantinides

John P. Gould*                Trustee                  November 22, 1995
-------------------------
John P. Gould

Roger G. Ibbotson*            Trustee                  November 22, 1995
-------------------------
Roger G. Ibbotson

Merton H. Miller*             Trustee                  November 22, 1995
-------------------------
Merton H. Miller

Myron S. Scholes*             Trustee                  November 22, 1995
-------------------------
Myron S. Scholes


*By: Irene R. Diamant
     ----------------------
     Irene R. Diamant
     Attorney-in-Fact

(Pursuant to Power of Attorney filed on August 2, 1994 with the SEC as Exhibit 17(ii) to the Registration Statement of Dimensional Investment Group Inc. (File No. 33-33980).)

                        EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION
-----------                   -----------
99(b)(1)         Articles of Restatement

99(b)(1)(a)      Form of Articles of Amendment

99(b)(1)(b)      Form of Articles Supplementary

99(b)(2)         Bylaws, as amended

99(b)(4)(xxiv)   Specimen Security of DFA Two-Year Global
                 Fixed Income Portfolio

99(b)(4)(xxv)    Specimen Security of Enhanced U.S. Large
                 Company Portfolio

99(b)(4)(xxvi)   Specimen Security of DFA Two-Year Corporate
                 Fixed Income Portfolio

99(b)(4)(xxvii)  Specimen Security of DFA Two-Year
                 Government Portfolio

99(b)(5)(xxix)   Sub-Advisory Agreement with DFA Australia
                 Pty Limited re: VA International Small
                 Portfolio

99(b)(5)(xxx)    Sub-Advisory Agreement with Dimensional
                 Fund Advisors Ltd. re: VA International
                 Small Portfolio

99(b)(8)(i)(d)   Form of Amendment to Custody Agreement with
                 Boston Safe Deposit and Trust Company re:
                 DFA Two-Year Global Fixed Income Portfolio

99(b)(8)(ii)(f)  Form of Amendment Number Six to Custodian
                 Agreement with Provident National Bank re:
                 Enhanced U.S. Large Company Portfolio, DFA
                 Two-Year Corporate Fixed Income Portfolio and DFA Two-Year Government Portfolio

99(b)(9)(i)(k)   Form of Amendment Number Eleven to Transfer
                 Agency Agreement with Provident Financial
                 Processing Corporation re: Enhanced U.S.
                 Large Company Portfolio, DFA Two-Year
                 Corporate Fixed Income Portfolio, DFA Two-
                 Year Global Fixed Income Portfolio and DFA
                 Two-Year Government Portfolio

99(b)(9)(ii)(k)  Form of Amendment Number Eleven to
                 Administration and Accounting Services
                 Agreement
                 with Provident Financial
                 Processing Corporation re: Enhanced U.S.
                 Large Company Portfolio, DFA Two-Year
                 Corporate Fixed Income Portfolio, DFA Two-
                 Year Global Fixed Income Portfolio and DFA
                 Two-Year Government Portfolio

99(b)(9)(iv)     Form of Administration Agreement re: U.S.
                 Large Company Portfolio

99(b)(9)(ix)     Form of Client Service Agreement re:
                 RWB/DFA International High Book to Market
                 Portfolio

99(b)(9)(x)      Form of Administration Agreement with
                 Dimensional Fund Advisors Inc. re: RWB/DFA
                 International High Book to Market Portfolio

99(b)(9)(xv)     Form of Administration Agreement with
                 Dimensional Fund Advisors Inc. re: Enhanced
                 U.S. Large Company Portfolio

99(b)(9)(xvi)    Form of Administration Agreement with
                 Dimensional Fund Advisors Inc. re: DFA Two-
                 Year Global Fixed Income Portfolio

99(b)(9)(xvii)   Form of Administration Agreement with
                 Dimensional Fund Advisors Inc. re: DFA Two-
                 Year Corporate Fixed Income Portfolio

99(b)(9)(xviii)  Form of Administration Agreement with
                 Dimensional Fund Advisors Inc. re: DFA Two-
                 Year Government Portfolio

99(b)(11)        Consent of Coopers & Lybrand, L.L.P.

99(b)(17)        Financial Data Schedules